PRINCIPAL VARIABLE ANNUITY

Issued by Principal Life Insurance Company (the “Company”)

This prospectus is dated May 1, 2008.

The Company no longer offers or issues the Contract. This Prospectus is only for the use of the current Contract owners.

The individual deferred annuity contract (“Contract”) described in this prospectus is funded with the Principal Life Insurance Company Separate Account B (“Separate Account”), dollar cost averaging fixed accounts (“DCA Plus Accounts”) and a Fixed Account. The DCA Plus Accounts and the Fixed Account are a part of the General Account of the Company. The assets of the Separate Account Divisions (“divisions”) are invested in the following underlying mutual funds:

AIM Variable Insurance Funds — Series I

•	Capital Appreciation Fund
•	Core Equity Fund
•	Dynamics Fund
•	Global Health Care Fund
•	Small Cap Equity Fund
•	Technology Fund
American Century Variable Portfolios, Inc.

•	Income & Growth Fund — Class I
•	Ultra Fund — Class I
•	Value Fund — Class II
Fidelity Variable Insurance Products

•	Contrafund® Portfolio — Service Class
•	Equity-Income Portfolio — Service Class 2
•	Growth Portfolio — Service Class
Janus Aspen Series

•	Mid Cap Growth Portfolio — Service Shares
Principal Variable Contracts Funds,
Inc.(1) — Class 1

•	Asset Allocation Account
Principal Variable Contracts Funds, Inc.(1) — Class 1

•	Balanced Account
•	Bond & Mortgage Securities Account(2)
•	Diversified International Account
•	Equity Income Account(3)
•	Government & High Quality Bond Account
•	International Emerging Markets Account
•	International SmallCap Account
•	LargeCap Blend II Account(4)
•	LargeCap Growth Account(5)
•	LargeCap Growth I Account(6)
•	LargeCap S&P 500 Index Account(7)
•	LargeCap Value Account(8)
•	LargeCap Value III Account(9)
•	MidCap Blend Account(10)
•	MidCap Growth I Account(11)
•	MidCap Value II Account(12)
•	Money Market Account
•	Principal LifeTime 2010 Account
Principal Variable Contracts Funds, Inc.(1) — Class 1

•	Principal LifeTime 2020 Account
•	Principal LifeTime 2030 Account
•	Principal LifeTime 2040 Account
•	Principal LifeTime 2050 Account
•	Principal LifeTime Strategic Income Account
•	Real Estate Securities Account
•	Short-Term Bond Account
•	SmallCap Blend Account(13),(14)
•	SmallCap Growth II Account(15)
•	SmallCap Value I Account(16)
•	Strategic Asset Management

•	Balanced Portfolio
•	Conservative Balanced Portfolio
•	Conservative Growth Portfolio
•	Flexible Income Portfolio
•	Strategic Growth Portfolio

(1)	Effective May 17, 2008, Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc.
(2)	Effective May 17, 2008, the Bond Account changed its name to Bond & Mortgage Securities Account.
(3)	Effective May 17, 2008, the Equity Income I Account changed its name to Equity Income Account.
(4)	Effective May 17, 2008, the LargeCap Blend Account changed its name to LargeCap Blend II Account.
(5)	Effective May 17, 2008, the Growth Account changed its name to LargeCap Growth Account.
(6)	Effective May 17, 2008, the Equity Growth Account changed its name to LargeCap Growth I Account.
(7)	Effective May 17, 2008, the LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.
(8)	Effective May 17, 2008, the Capital Value Account changed its name to LargeCap Value Account.
(9)	Effective May 17, 2008, the LargeCap Value Account changed its name to LargeCap Value III Account.
(10)	Effective May 17, 2008, the MidCap Account changed its name to MidCap Blend Account.
(11)	Effective May 17, 2008, the MidCap Growth Account changed its name to MidCap Growth I Account.
(12)	Effective May 17, 2008, the MidCap Value Account changed its name to MidCap Value II Account.
(13)	Effective November 19, 2007, the SmallCap Blend Account closed to new investors.
(14)	Effective May 17, 2008, the SmallCap Account changed its name to SmallCap Blend Account.
(15)	Effective May 17, 2008, the SmallCap Growth Account changed its name to SmallCap Growth II Account.
(16)	Effective May 17, 2008, the SmallCap Value Account changed its name to SmallCap Value I Account.

This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information (“SAI”), dated May 1, 2008 which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or telephoning:

Principal Flexible Variable Annuity
Principal Financial Group
P. O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

The Contract is available with or without the Purchase Payment Credit Rider. This rider applies credits to the accumulated value for purchase payments made in contract year one. The amount of the credit may be more than offset by the additional charges associated with it (higher surrender charges, a longer surrender charge period and increased annual expenses). A Contract without this rider will cost less. You should review your own circumstances to determine whether this rider is suitable for you. To assist you in making that determination, we have highlighted in grey boxes those portions of this prospectus pertaining to the rider.

NOTE:	We recapture the purchase payment credit if you return the Contract during the examination offer period. You take the risk that the recaptured amount may exceed the then current value of the credit(s). This risk occurs when your investment options have experienced negative investment performance (i.e., have lost value) since the credit was applied. In that situation, you would be worse off than if you had not purchased the credit option.

These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds. These prospectuses should be kept for future reference.

Principal Variable Annuity	TABLE OF CONTENTS 3
www.principal.com

4 TABLE OF CONTENTS	Principal Variable Annuity
1-800-852-4450

GLOSSARY

accumulated value – an amount equal to the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value plus the Separate Account accumulated value.

anniversary – the same date and month of each year following the contract date.

annuitant – the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.

annuitization date – the date the owner’s accumulated value is applied, under an annuity benefit payment option, to make income payments. (Referred to in the Contract as “Retirement Date.”)

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary. (e.g. If the contract date is June 5, 2004, the first contract year ends on June 4, 2005, and the first contract anniversary falls on June 5, 2005.)

data page – that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract issue date; maximum annuitization date; contract charges and limits; benefits; and a summary of any optional benefits chosen by the contract owner.

Dollar Cost Averaging Plus (DCA Plus) Account – an account which earns guaranteed interest for a specific amount of time. (Referred to in the Contract as “Fixed DCA Account.”)

Dollar Cost Averaging Plus (DCA Plus) Accumulated value – the amount of your accumulated value which is in the DCA Plus Account(s).

Dollar Cost Averaging Plus (DCA Plus) Program – a program through which purchase payments are transferred from a DCA Plus Account to the divisions and/or the Fixed Account over a specified period of time. (Referred to in the Contract as “Fixed DCA Account.”)

Fixed Account – an account which earns guaranteed interest.

Fixed Account accumulated value – the amount of your accumulated value which is in the Fixed Account.

Investment Options – the DCA Plus Accounts, Fixed Account and Separate Account divisions.

joint annuitant – one of the annuitants on whose life the annuity benefit payment is based. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who, with another owner, has an undivided interest in this Contract. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or another form approved by us in advance.

Your notices may be mailed to us at:
Principal Life Insurance Company
P.O. Box 9382
Des Moines, Iowa 50306-9382

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

purchase payments – the gross amount you contributed to the Contract.

Principal Variable Annuity	GLOSSARY 5
www.principal.com

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.

Separate Account division (division(s)) – a part of the Separate Account which invests in shares of a mutual fund. (Referred to in the marketing materials as “sub-accounts.”)

Separate Account division accumulated value – the amount of your accumulated value in all divisions.

surrender charge – the charge deducted upon certain partial or total surrender of the Contract before the annuitization date.

surrender value – accumulated value less any applicable surrender charge, annual fee, transaction fee and any premium or other taxes.

transfer – moving all or a portion of your accumulated value to or among one investment option or another. Simultaneous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.

underlying mutual fund – a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of a division prior to annuitization date.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“NYSE”) is open.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. (3:00 p.m. C.T.) on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.

you, your – the owner of this Contract, including any joint owner.

6 GLOSSARY	Principal Variable Annuity
1-800-852-4450

SUMMARY OF EXPENSE INFORMATION

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. The expenses in the shaded box reflect expenses associated with the purchase payment credit rider. These expenses are higher than the expenses for the Contract without the purchase payment credit rider.

Contract owner transaction expenses
Sales charge imposed on purchase payments (as a percentage of purchase payments)	• none

Maximum surrender charge (as a percentage of amount surrendered)(1)	• 6%

Maximum surrender charge for Contracts with the Purchase Payment Credit Rider (as a percentage of amount surrendered)(2)	• 8%

Transaction Fee for each unscheduled partial surrender
• guaranteed maximum	• The lesser of $25 or 2% of each unscheduled partial surrender after the 12th in a contract year
• current	• zero

Transaction Fee(3) for each unscheduled transfer
• guaranteed maximum	• The lesser of $30 or 2% of each unscheduled transfer after the first in a contract year
• current	• zero

State Premium Taxes (vary by state)
• guaranteed maximum	• 3.5% of premiums paid
• current	• zero

(1)	Surrender charge without the Purchase Payment Credit Rider (as a percentage of amounts surrendered):

Table of surrender charges without the Purchase Payment Credit Rider
Number of completed contract years	Surrender charge applied to all
since each purchase payment	purchase payments received in
was made	that contract year
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

Principal Variable Annuity	SUMMARY OF EXPENSE INFORMATION 7
www.principal.com

(2)	Surrender charge with the Purchase Payment Credit Rider (as a percentage of amounts surrendered):

Table of surrender charges with the Purchase Payment Credit Rider
Number of completed contract years	Surrender charge applied to all
since each purchase payment	purchase payments received in
was made	that contract year

0 (year of purchase payment)	8%
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7	4%
8	3%
9 and later	0%

(3)	Please note that in addition to the fees shown, the Separate Account and or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and or regulations adopted by federal and or state regulators which require us to collect additional transfer fees and or impose restrictions on transfers.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses
Annual Fee (waived for Contracts with accumulated value of $30,000 or more)	the lesser of $30 or 2% of the accumulated value

Separate Account Annual Expenses (as a percentage of average separate account accumulated value)
• guaranteed maximum
Mortality and Expense Risks Charge	1.25%
Administration Charge	0.15%
Total Separate Account Annual Expense	1.40%

• current
Mortality and Expense Risks Charge	1.25%
Administration Charge	0.00%
Total Separate Account Annual Expense	1.25%

Optional Riders

• Annual Enhanced Death Benefit rider
• guaranteed maximum	• 0.05% of average quarterly accumulated value
• current	• 0.05% of average quarterly accumulated value

• Purchase Payment Credit rider
• guaranteed maximum	• an annual charge of 0.60% of accumulated value in the divisions deducted daily
• current	• an annual charge of 0.60% of accumulated value in the divisions deducted daily

8 SUMMARY OF EXPENSE INFORMATION	Principal Variable Annuity
1-800-852-4450

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses
as of December 31, 2007
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and or service (12b-1) fees and other expenses)	0.26%	1.41

Annual expenses of the underlying mutual funds (as a percentage of average net assets) as of December 31, 2007:

The following table shows the annual fees and expenses charged by each underlying mutual fund (as a percentage of average net assets) as discussed in each fund’s current prospectus for the fiscal year ended December 31, 2007.

					Acquired
					Fund
					(“Underlying
					Fund”)			Contractual
	Management		12b-1	Other	Fees and	Total Gross		Net
Underlying Mutual Funds	Fees		Fees(1)	Expenses	Expenses	Expenses(2)		Expenses

AIM V.I. Capital Appreciation Fund — Series I Shares	0.61%		N/A	0.27%	0.00%	0.88	%(3)	0.88%
AIM V.I. Core Equity Fund — Series I Shares	0.60		N/A	0.28	0.02	0.90	(3)	0.89
AIM V.I. Dynamics Fund — Series I Shares	0.75		N/A	0.36	0.00	1.11	(3)	1.11
AIM V.I. Global Health Care Fund — Series I Shares	0.75		N/A	0.32	0.01	1.08	(3)	1.07
AIM V.I. Small Cap Equity Fund(4) — Series I Shares	0.75		N/A	0.37	0.01	1.13	(3)	1.13
AIM V.I. Technology Fund — Series I Shares	0.75			0.35	0.01	1.11		1.11
American Century VP Income & Growth Fund — Class I	0.70	(5)	N/A	N/A	N/A	0.70		0.70
American Century VP Ultra Fund — Class I	1.00	(5)	N/A	N/A	N/A	1.00
American Century VP Value Fund — Class II	0.83	(5)	0.25%	N/A	N/A	1.08
Fidelity VIP II Contrafund® Portfolio — Service Class 2	0.56		0.25	0.09		0.90	(6)	0.89
Fidelity VIP Equity-Income Portfolio — Service Class 2	0.46		0.25	0.09		0.80		0.80
Fidelity VIP Growth Portfolio — Service Class	0.56		0.10	0.09		0.75		0.74
Janus Aspen MidCap Growth Portfolio — Service Class	0.64		0.25	0.04		0.93
Principal VCF Asset Allocation Account — Class 1	0.80		N/A	0.02	0.03	0.85
Principal VCF Balanced Account — Class 1	0.60		N/A	0.03		0.63
Principal VCF Bond & Mortgage Securities Account — Class 1	0.41		N/A	0.01		0.42
Principal VCF Diversified International Account — Class 1	0.81		N/A	0.09		0.90
Principal VCF Equity Income Account — Class 1	0.49		N/A	0.00		0.49
Principal VCF Government & High Quality Bond Account — Class 1	0.45		N/A	0.00		0.45
Principal VCF International Emerging Markets — Class 1	1.25		N/A	0.16		1.41
Principal VCF International SmallCap Account — Class 1	1.17		N/A	0.09		1.26
Principal VCF LargeCap Blend II Account — Class 1	0.74		N/A	0.00		0.74
Principal VCF LargeCap Growth Account — Class 1	0.68		N/A	0.00		0.68
Principal VCF LargeCap Growth I Account — Class 1	0.75		N/A	0.00		0.75
Principal VCF LargeCap S&P 500 Index Account — Class 1	0.25		N/A	0.01		0.26
Principal VCF LargeCap Value Account — Class 1	0.59		N/A	0.01		0.60
Principal VCF LargeCap Value III Account — Class 1	0.75		N/A	0.00		0.75
Principal VCF MidCap Blend Account — Class 1	0.55		N/A	0.01		0.56
Principal VCF MidCap Growth I Account — Class 1	0.90		N/A	0.01		0.91
Principal VCF MidCap Value II Account — Class 1	1.05		N/A	0.01		1.06

Principal Variable Annuity	SUMMARY OF EXPENSE INFORMATION 9
www.principal.com

				Acquired
				Fund
				(‘‘Underlying
				Fund”)		Contractual
	Management	12b-1	Other	Fees and	Total Gross	Net
Underlying Mutual Funds	Fees	Fees(1)	Expenses	Expenses	Expenses(2)	Expenses

Principal VCF Money Market Account — Class 1	0.46	N/A	0.01		0.47
Principal VCF Principal LifeTime 2010 Account — Class 1	0.12	N/A	0.01	0.63	0.76
Principal VCF Principal LifeTime 2020 Account — Class 1	0.12	N/A	0.00	0.68	0.80
Principal VCF Principal LifeTime 2030 Account — Class 1	0.12	N/A	0.01	0.71	0.84
Principal VCF Principal LifeTime 2040 Account — Class 1(7)	0.12	N/A	0.01	0.74	0.87
Principal VCF Principal LifeTime 2050 Account — Class 1(8)	0.12	N/A	0.01	0.76	0.89	0.88
Principal VCF Principal LifeTime Strategic Income Account — Class 1(9)	0.12	N/A	0.01	0.52	0.65
Principal VCF Real Estate Securities Account — Class 1	0.85	N/A	0.01		0.86
Principal VCF Short-Term Bond Account — Class 1	0.49	N/A	0.00		0.49
Principal VCF SmallCap Blend Account(10) — Class 1	0.85	N/A	0.01	0.05	0.91
Principal VCF SmallCap Growth II Account — Class 1	0.99	N/A	0.02		1.01
Principal VCF SmallCap Value I Account — Class 1(11)	1.07	N/A	0.02	0.03	1.12	1.04
Principal VCF Strategic Asset Management Balanced Portfolio — Class 1	0.23	N/A	0.00	0.63	0.86
Principal VCF Strategic Asset Management Conservative Balanced Portfolio — Class 1	0.23	N/A	0.01	0.59	0.83
Principal VCF Strategic Asset Management Conservative Growth Portfolio — Class 1	0.23	N/A	0.00	0.67	0.90
Principal VCF Strategic Asset Management Flexible Income Portfolio — Class 1	0.23	N/A	0.01	0.54	0.78
Principal VCF Strategic Asset Management Strategic Growth Portfolio — Class 1	0.23	N/A	0.01	0.70	0.94

(1)	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2)	The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.

(3)	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.

(4)	AIM V.I. Small Cap Growth merged into the Fund on May 1, 2007.

(5)	The Fund pays the adviser a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund’s most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund’s unified management fee rate generally decreases as assets increase and increases as assets decrease.

(6)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. These offsets may be discontinued at any time.

(7)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.13% for Class 1 shares.

(8)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.12% for Class 1 shares.

(9)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.14% for Class 1 shares.
(10)	Effective November 19, 2007, the SmallCap Blend Account closed to new investors.
(11)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1.

10 SUMMARY OF EXPENSE INFORMATION	Principal Variable Annuity
1-800-852-4450

Example
The Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below.

Contract with purchase payment credit and enhanced death benefit riders. This example reflects the maximum charges imposed if you were to purchase the Contract with the purchase payment credit rider and enhanced death benefit rider. This example reflects the maximum and minimum annual underlying mutual fund operating expenses as of December 31, 2007 (without voluntary waivers of fees by the underlying funds, if any). This example assumes:
• a $10,000 investment in the Contract for the time periods indicated;

•	a 5% return each year;
•	the Purchase Payment Credit Rider was added to the Contract at issue;
•	the Purchase Payment Credit Rider surrender charge schedule is applied;
•	the Annual Enhanced Death Benefit Rider was added to the Contract at issue;
•	a $30 annual contract fee (expressed as a percentage of the average accumulated value); and
•	The total variable account charges associated with the most expensive combination of optional benefits.

	If you surrender your contract				If you do not				If you annuitize your contract
	at the end of the applicable				surrender				at the end of the applicable
	time period				your contract				time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.

Maximum Total Underlying Mutual Fund Operating Expenses (1.41)%	1,148	1,937	2,630	3,747	376	1,143	1,930	3,858	376	1,143	1,930	3,858

Minimum total Underlying Mutual Fund Operating Expenses (0.26)%	1,039	1,592	2,053	2,733	258	792	1,353	2,733	258	792	1,353	2,733

Principal Variable Annuity	SUMMARY OF EXPENSE INFORMATION 11
www.principal.com

SUMMARY

This prospectus describes an individual flexible premium variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including:

•	Individual Retirement Annuities (“IRAs”), Simplified Employee Pension plans (“SEPs”) and Savings Incentive Match Plan for Employees (“SIMPLE”) IRAs adopted according to Section 408 of the Internal Revenue Code (see FEDERAL TAX MATTERS — IRA, SEP and SIMPLE — IRA and Rollover IRAs); and
•	non-qualified retirement programs.

The Contract does not provide any additional tax deferral if you purchase it to fund an IRA or other investment vehicle that already provides tax deferral.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Investment Limitations

•	Initial purchase payment must be $2,500 or more for non-qualified retirement programs.
•	Initial purchase payment must be $1,000 for all other contracts.
•	Each subsequent purchase payment must be at least $100.
•	If you are a member of a retirement plan covering three or more persons and purchase payments are made through an automatic investment program, then the initial and subsequent purchase payments for the Contract must average at least $100 and not be less than $50.

You may allocate your net purchase payments to the investment options.

•	A complete list of the divisions may be found in the TABLE OF SEPARATE ACCOUNT DIVISIONS. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.
•	The investment options also include the Fixed Account and the DCA Plus Accounts.

Transfers (See Division Transfers and Fixed Account Transfers, Total and Partial Surrenders for additional restrictions.)

This section does not apply to transfers under the DCA Plus Program (see Scheduled DCA Plus Transfers and Unscheduled DCA Plus Transfers).
During the accumulation period:

•	a dollar amount or percentage of transfer must be specified;
•	a transfer may occur on a scheduled or unscheduled basis;
•	transfers to the Fixed Account are not permitted if a transfer has been made from the Fixed Account to a division within six months
•	transfers into DCA Plus Accounts are not permitted.
During the annuity benefit payment period, transfers are not permitted (no transfers once annuity payments have begun).

Surrenders (See Surrenders and Fixed Account Transfers, Total and Partial Surrenders and DCA Plus Surrenders)
During the accumulation period:

•	a dollar amount must be specified;
•	surrendered amounts may be subject to surrender charge;

•	for Contracts without the purchase payment credit rider, the maximum surrender charge is 6% of the amount surrendered.
•	for Contracts with the purchase payment credit rider, the maximum surrender charge is 8% of the amount surrendered.

•	total surrenders may be subject to an annual Contract fee;
•	during a contract year, partial surrenders less than the Contract’s earnings or 10% of purchase payments are not subject to a surrender charge; and
•	withdrawals before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS).

12 SUMMARY	Principal Variable Annuity
1-800-852-4450

Charges and Deductions

•	No sales charge is imposed on purchase payments.
•	A contingent deferred surrender charge is imposed on certain total or partial surrenders.
•	An annual mortality and expense risks charge equal to 1.25% of amounts in the Separate Account divisions are imposed daily.
•	Optional riders are available at an additional charge (see CHARGES AND DEDUCTIONS)
•	The Daily Separate Account administration charge is currently zero but we reserve the right to assess a charge not to exceed 0.15% of Separate Account division value(s) annually.
•	Contracts with an accumulated value of less than $30,000 are subject to an annual fee of the lesser of $30 or 2% of the accumulated value. Currently we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one Variable Annuity Contract with us, then all the Contracts you own or jointly own may be aggregated on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that contract will be charged.
•	Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Annuity Benefits Payments

•	You may choose from several fixed annuity benefit payment options which start on your selected annuitization date.
•	Annuity benefit payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see Annuity Benefit Payment Options and FEDERAL TAX MATTERS).
•	Your Contract refers to annuity benefit payments as “retirement benefit” payments.

Death Benefit

•	If the annuitant or owner dies before the annuitization date, then a death benefit is payable to the beneficiary of the Contract.
•	The death benefit may be paid as either a single payment or under an annuity benefit payment option (see Death Benefit).
•	If the annuitant dies on or after the annuitization date, then the beneficiary will receive only any continuing annuity benefit payments which may be provided by the annuity benefit payment option in effect.

Examination Period (Free-Look)

•	You may return the Contract during the examination period which is generally 10 days from the date you receive the Contract. The examination period may be longer in certain states.
•	We return all purchase payments if required by state law. Otherwise we return accumulated value.
•	We retain the full amount of any purchase payment credit.

THE PRINCIPAL VARIABLE ANNUITY

The Principal Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the insurance company. The Separate Account accumulated value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.

Based on your investment objectives, you direct the allocation of purchase payments and accumulated values. There can be no assurance that your investment objectives will be achieved.

Principal Variable Annuity	THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY 13
www.principal.com

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24,1879, we were incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of Principal. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund.

14 THE COMPANY	Principal Variable Annuity
1-800-852-4450

Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, the advisor and, if applicable, sub-advisor for, each division.

Deletion or Substitution of Divisions
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

•	transfer assets from one division to another division;
•	add, combine or eliminate divisions; or
•	substitute the shares of a division for shares in another division:

•	if shares of a division are no longer available for investment; or
•	if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated contract value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:	Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

Principal Variable Annuity	THE COMPANY 15
www.principal.com

THE CONTRACT

The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any qualified plan which is to be funded by the Contract. Qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial purchase payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial purchase payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at our home office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

Purchase Payments

•	The initial purchase payment must be at least $2,500 for non-qualified retirement programs.
•	All other initial purchase payments must be at least $1,000.
•	If you are making purchase payments through a payroll deduction plan or through a bank account (or similar financial institution) under an automated investment program, then your initial and subsequent purchase payments must be at least $100.
•	All purchase payments are subject to a surrender charge period that begins in the contract year each purchase payment is received.
•	Payments may be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
•	Subsequent purchase payments must be at least $100 and can be made until the annuitization date.
•	If you are a member of a retirement plan covering three or more persons, then the initial and subsequent purchase payments for the Contract must average at least $100 and cannot be less than $50.
•	The total of all purchase payments may not be greater than $2,000,000 without our prior approval.
•	In New Jersey after the first contract year, purchase payments cannot exceed $100,000 per contract year.

Right to Examine the Contract (Free-Look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial premium payments to the investment options you have selected, we reserve the right to allocate initial premium payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial premium payments to the Money Market Division if the contract is issued in California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

16 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

To return a Contract, you must send it and a written request to us before the close of business on the last day of the examination offer period. If you send the request (properly addressed and postage prepaid) in good order to the home office, the date of the postmark is used to determine if the examination offer period has expired.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the premium payment(s) applied during the examination offer period. Some states require us to return to you the amount of your premium payment(s) in which case, we will return the greater of your premium payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

Please note that we recapture the premium payment credit if you decide to return the Contract during the examination offer period. We recover the full amount of the premium payment credit and you could receive less than your initial premium payment.

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

•	the total premium payment(s) made; or
•	your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial premium payments to the investment options you have selected, we reserve the right to allocate initial premium payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial premium payments to the Money Market Division if the contract is issued in California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

To return a Contract, you must send it and a written request to us before the close of business on the last day of the examination offer period. If you send the request (properly addressed and postage prepaid) in good order to the home office, the date of the postmark is used to determine if the examination offer period has expired.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the premium payment(s) applied during the examination offer period. Some states require us to return to you the amount of your premium payment(s) in which case, we will return the greater of your premium payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

Please note that we recapture the premium payment credit if you decide to return the Contract during the examination offer period. We recover the full amount of the premium payment credit and you could receive less than your initial premium payment.

Principal Variable Annuity	THE CONTRACT 17
www.principal.com

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

•	the total premium payment(s) made; or
•	your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

Purchase Payment Credit Rider
The Purchase Payment Credit Rider applies credits to the accumulated value for purchase payments made in contract year one. This rider may not be available in all states and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For information regarding availability of this rider, you may contact your registered representative or call us at 1-800-852-4450.

This rider can only be elected at the time the Contract is issued. Once this rider is elected, it cannot be terminated.

If you elect this rider, the following provisions apply to the Contract:

•	We will apply a credit of 5% of the purchase payment to your accumulated value for each purchase payment received during your first contract year on the date each purchase payment is applied to the Contract. For example, if you make a purchase payment of $10,000 in your first contract year, a credit amount of $500 will be added to your accumulated value (5% x $10,000).
•	No credit(s) are applied to your accumulated value for purchase payments made after the first contract year.
•	The credit is allocated among the investment options according to your then current purchase payment allocations.
•	If you decide to return your Contract during the examination offer period, we recapture the credit(s) from your investment options according to your surrender allocation percentages (if surrender allocation percentages are not specified, we use your purchase payment allocation percentages). The amount we recapture could be more than the current value of the credit(s). If the investment options have experienced negative investment performance you bear the loss for the difference between the original value of the credit(s) (the amount recaptured) and the current (lower) value of the credit(s).
•	Credits are considered earnings under the Contract, not purchase payments.
•	All purchase payments are subject to the 9-year surrender charge table (see CHARGES AND DEDUCTIONS — Surrender Charge).
•	The Purchase Payment Credit Rider can not be cancelled and the associated 9-year surrender charge period cannot be changed.
•	You can not participate in the DCA Plus Program.

If you elect the Purchase Payment Credit Rider, your unit values will be lower than if you did not elect the rider. The difference reflects the annual charge for the Purchase Payment Credit Rider. In order to stop assessing the annual charge for the Purchase Payment Credit Rider, there will be a one time adjustment to the number of units in each division at the completion of the eighth contract year. The unit value used to calculate your accumulated value will increase at that time to reflect there is no longer an annual charge for the Purchase Payment Credit Rider. Therefore, to maintain your accumulated value, the number of units in each division will decrease. This following example is provided to assist you in understanding the one time adjustment at the completion of the eighth contract year.

	Sample Division	Number of Units in
	Unit Value	Sample Division	Accumulated Value

Prior to the one time adjustment	25.560446	1,611.0709110	$41,179.69
After the one time adjustment	26.659024	1,544.6811189	$41,179.69

18 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

You should carefully examine the Purchase Payment Credit Rider to decide if this rider is suitable for you as there are circumstances under which you would be worse off for having received the credit. In making this determination, you should consider the following factors:

•	the length of time you plan to own your Contract (this rider increases the amount and duration of the surrender charges, see CHARGES AND DEDUCTIONS — Surrender Charge);
•	the amount and timing of your purchase payment(s). Any purchase payments made after the first contract year will be assessed higher Separate Account charges although no credit is applied to those purchase payments; and
•	the higher Separate Account charges have a negative impact on investment performance.

The charges used to recoup our cost for the purchase payment credit(s) include the surrender charge and the Purchase Payment Credit Rider charge. The current charge for the rider is 0.60% of the average daily net assets of the Separate Account divisions. The charge is assessed until completion of your 8th contract year and only prior to the annuitization date.

The following tables demonstrate hypothetical surrender values for Contracts with and without this rider but do not show the impact of partial surrenders. The tables are based on:

•	a $25,000 initial purchase payment and no additional purchase payments;
•	the deduction of total Separate Account annual expenses:

•	Contracts with the Purchase Payment Credit Rider:

•	1.85% annually for the first eight contract years

•	1.25% annually after the first eight contract years

•	Contracts without the Purchase Payment Credit Rider:

•	1.25% annually for all contract years.

•	the deduction of the arithmetic average of the underlying mutual fund expenses as of December 31, 2007;
•	0%, 5% and 10% annual rates of return before charges; and
•	payment of the $30 annual contract fee (while the Contract’s value is less than $30,000).

	0% Annual Return		5% Annual Return		10% Annual Return
	Surrender Value	Surrender Value	Surrender Value	Surrender Value	Surrender Value	Surrender Value
	without	with	without	with	without	with
Contract	Purchase Payment	Purchase Payment	Purchase Payment	Purchase Payment	Purchase Payment	Purchase Payment
Year	Credit Rider	Credit Rider	Credit Rider	Credit Rider	Credit Rider	Credit Rider

1	$23,098.10	$23,639.31	$24,273.10	$24,846.81	$25,448.10	$26,102.52
2	$22,558.50	$22,948.73	$24,913.47	$25,354.42	$27,474.40	$28,117.88
3	$22,030.92	$22,277.68	$25,571.59	$25,905.48	$29,726.15	$30,277.79
4	$21,717.39	$21,625.61	$26,513.77	$26,481.45	$32,402.88	$32,592.58
5	$21,404.63	$21,192.99	$27,503.24	$27,319.92	$35,268.21	$35,323.39
6	$21,092.73	$20,764.90	$28,513.20	$28,171.17	$38,336.79	$38,232.10
7	$20,781.80	$20,341.41	$29,574.23	$29,065.47	$41,624.42	$41,331.48
8	$20,653.45	$19,922.57	$30,907.73	$29,973.77	$45,398.11	$44,635.21
9	$20,163.19	$19,628.60	$31,764.34	$31,082.21	$48,926.22	$48,431.75
10	$19,683.85	$19,679.12	$32,644.68	$32,714.43	$52,728.52	$53,003.90
15	$17,442.71	$17,438.48	$37,426.20	$37,506.16	$76,659.33	$77,059.69
20	$15,440.40	$15,436.62	$42,908.07	$42,999.75	$111,451.12	$112,033.18

The higher the rate of return, the more advantageous the Purchase Payment Credit Rider becomes. However, Contracts with the Purchase Payment Credit Rider are subject to both a greater surrender charge and a longer surrender charge period than Contracts issued without the Purchase Payment Credit Rider. If you surrender your Contract with the Purchase Payment Credit Rider while subject to a surrender charge, your surrender value may be less than the surrender value of a Contract without the Purchase Payment Credit Rider.

Principal Variable Annuity	THE CONTRACT 19
www.principal.com

The Accumulation Period
The Value of Your Contract
The value of your Contract is the total of the Separate Account accumulated value plus the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value. The DCA Plus Accounts and Fixed Account are described in the section titled FIXED ACCOUNT AND DCA PLUS ACCOUNTS.

There is no guaranteed minimum Separate Account accumulated value. Its value reflects the investment experience of the divisions that you choose. It also reflects your purchase payments, partial surrenders, surrender charges and the Contract expenses deducted from the Separate Account.

The Separate Account accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:

•	the number of units you have in a division multiplied by
•	the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

•	your initial purchase payment;
•	subsequent purchase payments;
•	purchase payment credits; and

•	transfers from another division, a DCA Plus Account or the Fixed Account.
minus units sold:

•	for partial surrenders from the division;
•	as part of a transfer to another division or the Fixed Account; and
•	to pay contract charges and fee.

Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is (((a) plus (b)) divided by (c)) minus (d) where:

•	(a) is the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
•	(b) is the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
•	(c) is the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
•	(d) are the total Separate Account annual expenses.

*	When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account charges are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

Purchase Payments

•	On your application, you direct your purchase payments to be allocated to the Investment Options.
•	Allocations may be in percentages.
•	Percentages must be in whole numbers and total 100%.
•	Subsequent purchase payments are allocated according to your future purchase payment allocation instructions.
•	Changes to the allocation instructions are made without charge.

•	A change is effective on the next valuation period after we receive your new instructions.
•	You can change the current allocations and future allocation instructions by:

•	mailing your instructions to us;

20 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

• calling us at 1-800-852-4450 (if telephone privileges apply);
• faxing your instructions to us at 1-866-894-2087; or
• visiting www.principal.com.

•	Changes to purchase payment allocations do not automatically result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values.
•	Purchase payments are credited on the basis of unit value next determined after we receive a purchase payment.
•	If no purchase payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract (see GENERAL INFORMATION – Reservation of Rights).

Division Transfers

•	You may request an unscheduled transfer or set up a scheduled transfer by:

•	mailing your instructions to us;
•	calling us at 1-800-852-4450 (if telephone privileges apply);
•	faxing your instructions to us at 1-866-894-2087; or
•	visiting www.principal.com.

•	You must specify the dollar amount or percentage to transfer from each division.
•	The minimum amount is the lesser of $100 or the value of your division.
•	In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Contracts for which he or she is not the owner.
You may not make a transfer to the Fixed Account if:

•	a transfer has been made from the Fixed Account to a division within six months; or
•	following the transfer, the Fixed Account value would be greater than $1,000,000 (without our prior approval).

Unscheduled Transfers

•	You may make unscheduled division transfers from a division to another division or to the Fixed Account by:

•	mailing your instructions to us;
•	calling us at 1-800-852-4450 (if telephone privileges apply);
•	faxing your instructions to us at 1-866-894-2087; or
•	visiting www.principal.com.

•	Transfers are not permitted into DCA Plus Accounts.
•	The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
•	We reserve the right to impose a fee of the lesser of $30 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year.
Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:

•	requiring a minimum time period between each transfer;
•	imposing a transfer fee;
•	limiting the dollar amount that an owner may transfer at any one time; or
•	not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

Scheduled Transfers (Dollar Cost Averaging)

•	You may elect to have transfers made on a scheduled basis.
•	There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
•	You must specify the dollar amount of the transfer.
•	You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•	Transfers are not permitted into DCA Plus Accounts.
•	If you want to stop a scheduled transfer, then you must provide us notice prior to the date of the scheduled transfer.
•	Transfers continue until your value in the division is zero or we receive notice to stop them.
•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Principal Variable Annuity	THE CONTRACT 21
www.principal.com

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your purchase payments to investment options over a longer period of time. This allows you to reduce the risk of investing most of your purchase payments at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased

January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5

Total	$600	$120.00	33

In the example above, the average share price is $20.00 (total of share prices ($120.00) divided by number of purchases (6)). The average share cost is $18.18 (amount invested ($600.00) divided by number of shares purchased (33)).

Automatic Portfolio Rebalancing (APR)

•	APR allows you to maintain a specific percentage of your Separate Account accumulated value in specified divisions over time.
•	You may elect APR at any time.
•	APR is not available for values in the Fixed Account or the DCA Plus Accounts.
•	APR is not available if you have arranged scheduled transfers from the same division.
•	APR will not begin until the examination period has expired.
•	There is no charge for APR transfers.
•	APR can be done on the frequency you specify:

•	quarterly (on a calendar year or contract year basis); or
•	semi-annually or annually (on a contract year basis).

•	You may rebalance by:

•	mailing your instructions to us,
•	calling us at 1-800-852-4450 (if telephone privileges apply);
•	faxing your instructions to us at 1-866-894-2087; or
•	visiting www.principal.com.
•	Divisions are rebalanced at the end of the valuation period during which we receive your request.

Example:	You elect APR to maintain your Separate Account accumulated value with 50% in the LargeCap Value Division and 50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the values accumulated value is in the LargeCap Value Division, with the remaining 40% in the Bond & Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and applied to the Bond & Mortgage Securities Division so that 50% of the Separate Account accumulated value is once again in each Division.

Telephone and Internet (ELECTRONIC) Services
If you elect telephone services or you elect internet (electronic) services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:

•	make premium payment allocation changes;
•	set up DCA scheduled transfers;
•	make transfers; and
•	make changes to APR.

Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow

22 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, password, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.

Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.

We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice if we modify or terminate telephone service or internet services. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.

Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions

•	may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open).
•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).
•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.

If you register for internet privileges, instructions

•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).
•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Surrenders
You may surrender your Contract by providing us notice. Surrenders result in the cancellation of units and your receipt of the value of the canceled unit minus any applicable fees and surrender charges. The values are determined as of the end of the valuation period in which we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see Delay of Payments). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS).

You may specify surrender allocation percentages with each partial surrender request. If you don’t provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see Surrender Charge).

Principal Variable Annuity	THE CONTRACT 23
www.principal.com

Surrender requests may be sent to us at:
  Principal Life Insurance Company
  P O Box 9382
  Des Moines, Iowa 50306-9382

Total Surrender

•	You may surrender the Contract at any time before the annuitization date.
•	You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.
•	The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (contract fee and or prorated share of the charge(s) for optional rider(s)).
•	The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
•	We reserve the right to require you to return the Contract.

Unscheduled Partial Surrender

•	Prior to the annuitization date and during the lifetime of the Annuitant, you may surrender a portion of your accumulated value by sending us a written request.
•	You must specify the dollar amount of the surrender (which must be at least $100).
•	The unscheduled partial surrender is effective at the end of the unscheduled partial valuation period during which we receive your written request for the unscheduled partial surrender.
•	The unscheduled partial surrender is deducted from your Investment Options according to the surrender allocation percentages you specify.
•	If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
•	We surrender units from your investment options to equal the dollar amount of the unscheduled partial surrender request plus any applicable surrender charge and fee.
•	The accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled Partial Surrender

•	You may elect scheduled partial surrenders from any of the investment options on a scheduled basis by sending us written notice.
•	Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.
•	You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
•	If the selected date is not a valuation date, the scheduled partial surrender is completed on the next valuation date.
•	We surrender units from your investment options to equal the dollar amount of the scheduled partial surrender request plus any applicable surrender charge.
•	The scheduled partial surrenders continue until your value in the division is zero or we receive written notice to stop the scheduled partial surrenders.

Death Benefit

The following table illustrates the various situations and the resulting outcomes if you die before the annuitization date.

If you die and...	And ...	Then ...

You are the sole owner	Your spouse is not named as a primary beneficiary
The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Upon your death, only your beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

24 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

If you die and...	And ...	Then ...

You are the sole owner	Your spouse is named as a primary beneficiary
Your spouse may either
a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse
The surviving owner receives the death benefit under the Contract.

Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse	Your spouse may either a. elect to continue the Contract; or b. receive the death benefit under the Contract.
Unless the surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and Contract will terminate.
You are the annuitant	The owner is not a natural person
The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the annuitant	The owner is a natural person other than the annuitant
The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.

No surrender charge applies when a death benefit is paid.

Standard Death Benefit – for Contracts issued prior to November 23, 2003 (and all contracts issued in Louisiana, Oregon, and South Carolina)

Principal Variable Annuity	THE CONTRACT 25
www.principal.com

The amount of the standard death benefit is the greatest of (1), (2) or (3) where:

•	(1) is the accumulated value on the date we receive proof of death and all required documents;
•	(2) is the total of purchase payments minus any partial surrender (and any applicable fees and surrender charges) made prior to the date we receive proof of death and all required documents; and
•	(3) is the highest accumulated value (on any prior contract anniversary that is divisible by seven) plus any purchase payments and minus any partial surrender (and any applicable fees and surrender charges) made after that contract anniversary.

For Contracts issued on or after November 23, 2003 (except contracts issued in Louisiana, Oregon, and South Carolina)
The amount of the standard death benefit is the greatest of (1), (2) or (3) where:

•	(1) is the accumulated value on the date we receive proof of death and all required documents;
•	(2) is the total of purchase payments minus an adjustment* for each partial surrender (and any applicable fees and surrender charges) made prior to the date we receive proof of death and all required documents; and
•	(3) is the highest accumulated value (on any prior contract anniversary that is divisible by seven) plus any purchase payments and minus an adjustment* for each partial surrender (and any applicable fees and surrender charges) made after that contract anniversary.

* The adjustment for each partial surrender is equal to ((i) divided by (ii)) multiplied by the amounts determined in (2) or (3) above immediately prior to the partial surrender, where:

•	(i) is the amount of the partial surrender (and any applicable fees and surrender charges); and
•	(ii) is the accumulated value immediately before the partial surrender.

Annual Enhanced Death Benefit Rider
This is an optional death benefit rider. The rider provides you with the greater of the annual enhanced death benefit or the standard death benefit. The rider can only be purchased at the time the Contract is issued. Once the rider is terminated, it cannot be reinstated (except in Florida). The rider charge is discussed in the section CHARGES AND DEDUCTIONS — Charges for Optional Riders.

For Contracts issued prior to November 23, 2003 and all contracts issued in New Jersey and Washington
Prior to the annuitization date and prior to the lock-in date (the later of five years after the rider effective date or the contract anniversary following the original owner’s or original annuitant’s 75th birthday), the annual enhanced death benefit is the greatest of (a) or (b) or (c) where:

•	(a) is the standard death benefit;
•	(b) is the annual increasing death benefit, based on purchase payments (accumulated at 5% annually) minus any partial surrender (and any applicable fees and charges) (accumulated at 5% annually) until the lock-in date; or
•	(c) is the highest accumulated value on any prior contract anniversary, plus purchase payments and minus the amount of each partial surrender (and any applicable fees and charges) made after that contract anniversary and prior to the lock-in date.

NOTE:	For Contracts issued in New York prior to November 23, 2003, the annual enhanced death benefit is the greater of (a) or (c).

Lock-in Feature. At the later of five years after the rider effective date or the contract anniversary following the original owner’s or original annuitant’s 75th birthday (the “lock-in date”), the death benefit amount is locked-in. After the lock-in date, the death benefit increases by purchase payments (subject to applicable restrictions) made after the lock-in date and decreases by the amount of each partial surrender (and any applicable fees and surrender charges) made after the lock-in date. After the lock-in date, once the standard death benefit equals the annual enhanced death benefit, the annual enhanced death benefit and any associated charges terminate. The standard death benefit then applies.

For Contracts issued on or after November 23, 2003 (except for contracts issued in New Jersey and Washington) Prior to the annuitization date and prior to the lock-in date (the later of five years after the rider effective

26 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

date or the contract anniversary following the original owner’s or original annuitant’s 75th birthday), the annual enhanced death benefit is the greatest of (a) or (b) or (c) where:

•	(a) is the standard death benefit;
•	(b) is the annual increasing death benefit, based on purchase payments (accumulated at 5% annually) minus the proportionate withdrawal amount* of each partial surrender (and any applicable fees and surrender charges) (accumulated at 5% annually) until the lock-in date; or
•	(c) is the highest accumulated value on any prior contract anniversary, plus purchase payments and minus the proportionate withdrawal amount* of each partial surrender (and any applicable fees and surrender charges) made after that contract anniversary and prior to the lock-in date.

NOTE:	For Contracts issued in New York on or after November 23, 2003, the annual enhanced death benefit is the greater of (a) or (c).

* The proportionate withdrawal amount is equal to ((i) divided by (ii)) multiplied by the amounts determined in (b) or (c) above immediately prior to the partial surrender, where:
(i) is the amount of the partial surrender (and any applicable fees and surrender charges); and
(ii) is the accumulated value immediately before the partial surrender.

Lock-In Feature. At the later of five years after the rider effective date or the contract anniversary following the original owner’s or original annuitant’s 75th birthday (the “lock-in date”), the death benefit amount is locked-in. After the lock-in date, the death benefit increases by purchase payments (subject to applicable restrictions) made after the lock-in date and decreases by the adjusted proportionate withdrawal amount of each partial surrender (and any applicable fees and surrender charges). After the lock-in date, once the standard death benefit equals the annual enhanced death benefit, the annual enhanced death benefit and any associated charge terminate. The standard death benefit then applies.

Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.

NOTE:	Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.

The Annuity Benefit Payment Period
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitization date found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.

You may annuitize your Contract at any time by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000.00 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the annuity benefit payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).

Principal Variable Annuity	THE CONTRACT 27
www.principal.com

Once annuity benefit payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once annuity benefit payments begin, you may not surrender or otherwise liquidate or commute any of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, annuity benefit payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.

Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.

You may choose from several fixed annuity benefit payment options. Annuity benefit payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the annuity benefit payments is specified for the entire payment period according to the annuity benefit payment option selected. There is no right to make a total surrender after the annuitization date.

The amount of the fixed annuity benefit payment depends on:

•	the amount of accumulated value applied to the annuity benefit payment option;
•	the annuity benefit payment option selected; and
•	the age and gender of the annuitant and joint annuitant, if any (unless fixed income option is selected).

Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Contract. The annuity benefit payments tables contained in this Contract are based on the 1983 Table A Mortality Table. These tables are guaranteed for the life of the Contract. The amount of the initial annuity benefit payment is determined by applying the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity option, gender, and age.

Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the annuity benefit payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.

You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option may not be changed after annuity benefit payments begin. You may change your selection of an annuity benefit payment option (for which no annuity benefit payments have been made) by sending us a written request prior to the annuitization date. We must receive your written request on or before the annuitization date. If you fail to elect an annuity benefit payment option, we will automatically apply:

•	for Contracts with one annuitant – Life Income with annuity benefit payments guaranteed for a period of 10 years.
•	for Contracts with joint annuitants – Joint and Full Survivor Life Income with annuity benefit payments guaranteed for a period of 10 years.

The available annuity benefit payment options include:

Fixed Period Income. Level payments are made for a fixed period. You may select a range from 5 to 30 years. If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the period. Payments stop after all guaranteed payments are made.

Life Income. Level payments continue for the annuitant’s lifetime. It is possible that you would only receive one payment under this option if the annuitant dies before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

28 THE CONTRACT	Principal Variable Annuity
1-800-852-4450

Life Income with Period Certain. Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

Joint and Survivor. Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date.

Joint and Survivor with Period Certain. Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

Joint and Two-thirds Survivor Life Income. Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date.

Other annuity benefit payment options may be available.

Supplementary Contract
When you annuitize your Contract’s accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first annuity benefit payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first annuity benefit payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.

Tax Considerations regarding Annuity benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.

Additional rules apply to distributions under non-qualified contracts(see Required Distributions for Non-Qualified Contracts).

Death of Annuitant (during the annuity Benefit payment period)
If the annuitant dies during the annuity benefit payment period, remaining annuity benefit payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining annuity benefit payments are made to the contingent owner. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

CHARGES AND DEDUCTIONS

Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the benefit is more than our costs, the excess is profit to the Company. Other than the Annual Fee and Premium Taxes (which we do not expect to generate a profit), we expect a profit from the fees and charges listed below.

Principal Variable Annuity	CHARGES AND DEDUCTIONS 29
www.principal.com

In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.

Annual Fee
Contracts with an accumulated value of less than $30,000 are subject to an annual Contract fee of the lesser of $30 or 2% of the accumulated value. Currently we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one variable annuity contract issued by us or the variable annuity contracts issued by is that you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that Contract will be charged. The annual Contract fee is deducted from the investment option that has the greatest value. The annual Contract fee is deducted on each contract anniversary and upon total surrender of the Contract. The annual Contract fee assists in covering administration costs.

The administrative costs include costs associated with:

•	issuing Contracts;
•	establishing and maintaining the records which relate to Contracts;
•	making regulatory filings and furnishing confirmation notices;
•	preparing, distributing and tabulating voting materials and other communications;
•	providing computer, actuarial and accounting services; and
•	processing Contract transactions.

Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.

The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.

If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company.

Separate Administration Charge
Currently we do not impose a separate account administration charge. However, we reserve the right to assess each division with a daily separate account administration charge not to exceed the annual rate of 0.15% of the average daily net assets of the Separate Account division. This charge would only be imposed before the annuitization date. Separate Account administration includes issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communicating with owners, and making regulatory filings.

Charges for Optional Riders
Subject to certain conditions, you may add one or more of the following optional riders to your Contract. Detailed information concerning the optional riders may be obtained from your registered representative or by calling us at 1-800-852-4450.

Purchase Payment Credit Rider The current annual charge for the rider is 0.60% of the average daily net assets of the Separate Account divisions. If you elect the Purchase Payment Credit Rider, the rider charge is assessed until completion of your 8th contract year (and only prior to the annuitization date) even if the credit(s) have been recovered. After the 8th Contract

30 CHARGES AND DEDUCTIONS	Principal Variable Annuity
1-800-852-4450

anniversary, your Contract accumulated value is moved to units in your chosen divisions that do not include this rider charge. This move of division units will not affect your accumulated value. It will, however, result in a smaller number of division units but those units will have a higher unit value. We will notify you when the division units move because of discontinuation of the rider charge.

The rider charge is intended to cover our cost for the credit(s).

Annual Enhanced Death Benefit Rider
The annual charge for the rider is 0.20% of the accumulated value (0.15% in New York). The charge is equal to 0.05% (0.0375% in New York) of the average accumulated value during the calendar quarter. The charge is deducted through the redemption of units from the accumulated value in the same proportion as the surrender allocation percentages. If the rider is purchased after the beginning of a quarter, the charge is prorated according to the number of days it is in effect during the quarter. Upon termination of the rider or upon death, you will be charged based on the number of days it is in effect during the quarter.

The rider charge is intended to reimburse us for the cost of the potentially greater death benefit provided by this rider.

Transaction Fee
We reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.

We also reserve the right to charge a transaction fee of the lesser of $30 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transfer fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.

Premium Taxes
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, the accumulated value when you request a surrender or you request application of the accumulated value under an annuity benefit payment option. Premium taxes range from 0% in most states to as high as 3.50%.

Surrender Charge
No sales charge is collected or deducted when purchase payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which includes profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the purchase payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the sum of the purchase payments paid during each contract year is determined by the following tables. The amount of the purchase payment credit, if any, is not included in the sum of the purchase payments made.

Surrender Charge without the Purchase Payment Credit Rider (as a percentage of amounts surrendered)

Principal Variable Annuity	CHARGES AND DEDUCTIONS 31
www.principal.com

Number of completed contract years	Surrender charge applied to all
since each purchase payment	purchase payments received in
was made	that contract year
0 (year of purchase payment)*	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

Surrender Charge with the Purchase Payment Credit Rider (as a percentage of amounts surrendered)

Number of completed contract years	Surrender charge applied to all
since each purchase payment	purchase payments received in
was made	that contract year

0 (year of purchase payment)*	8%
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7	4%
8	3%
9 and later	0%

*	Each purchase payment begins in year 0 for purposes of calculating the percentage applied to that purchase payment. However, purchase payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, then all purchase payments received during that period are considered to have been made in that contract year.

For purposes of calculating surrender charges, we assume that surrenders and transfers are made in the following order:

•	first from purchase payments no longer subject to a surrender charge;
•	then from the free surrender privilege (first from the earnings, then from the oldest purchase payments (first-in, first-out)) described below; and
•	then from purchase payments subject to a surrender charge on a first-in, first-out basis.

A surrender charge is not imposed in states where it is prohibited, including:

•	New Jersey – no surrender charge for total surrender on or after the later of the annuitant’s 64th birthday or 4 years after the contract date.
•	Washington – no surrender charge for total surrender on or after the later of the annuitant’s 70th birthday or 10 years after the contract date.

NOTE: Partial surrender may be subject to both the surrender charge and the transaction fee, if any.

Free Surrender Privilege
The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. The free surrender privilege is the greater of:

•	earnings in the Contract (earnings = accumulated value less unsurrendered purchase payments as of the surrender date); or
•	10% of the purchase payments, decreased by any partial surrenders since the last contract anniversary.
Any amount not taken under the free surrender privilege in a contract year is not added to the amount available under the free surrender privilege for any following contract year(s).

32 CHARGES AND DEDUCTIONS	Principal Variable Annuity
1-800-852-4450

Unscheduled partial surrenders of the free surrender privilege may be subject to the transaction fee described above.

Waiver of Surrender Charge
The surrender charge does not apply to:

•	amounts applied under an annuity benefit payment option; or
•	payment of any death benefit, however, the surrender charge does apply to purchase payments made by a surviving spouse after an owner’s death; or
•	amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Internal Revenue Code provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•	an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.

Waiver of Surrender Charge Rider
This Waiver of Surrender Charge rider waives the surrender charge on surrenders made after the first contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the Contract at issue. There is no charge for this rider. This rider may not be available in all states or through all broker dealers and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For more information regarding availability or features of this rider, you may contact your registered representative or call us at 1-800-852-4450.

Waiver of the surrender charge is available for critical need if the following conditions are met:

•	original owner or original annuitant has a critical need (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated.); and
•	the critical need did not exist before the contract date.
•	For the purposes of this section, the following definitions apply:

•	critical need – owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.
•	health care facility – a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
•	terminal illness – sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company. In Texas and New Jersey, terminal illness is not included in the criteria for critical need.
•	total and permanent disability – a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability benefits. In New York, a different definition of total and permanent disability applies. In Oregon, total and permanent disability is not included in the criteria for critical need.

NOTE:	The waiver of surrender charge rider is not available in Massachusetts.

Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if

Principal Variable Annuity	CHARGES AND DEDUCTIONS 33
www.principal.com

reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected purchase payments, total assets under management for the Contract owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT AND DCA PLUS ACCOUNTS

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account and DCA Plus Accounts. Assets in the Fixed Account and DCA Plus Accounts are held in the General Account of the Company.

The General Account is the assets of the Company other than those allocated to any of the Company’s Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account and DCA Plus Accounts are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account and DCA Plus Accounts are not subject to these Acts. The staff of the SEC does not review the prospectus disclosures relating to the Fixed Account or DCA Plus Accounts. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. Separate Account expenses are not assessed against any Fixed Account or DCA Plus Account values. More information concerning the Fixed Account and DCA Plus Accounts is available from your registered representative or by calling us at 1-800-852-4450.

Fixed Account
The Company guarantees that purchase payments allocated and amounts transferred to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account accumulated value from which deductions for fees and charges may be made.

Fixed Account Accumulated Value
Your Fixed Account accumulated value on any valuation date is equal to:

•	purchase payments allocated to the Fixed Account;
•	plus any transfers to the Fixed Account from the Separate Account and DCA Plus Accounts;
•	plus interest credited to the Fixed Account;
•	minus any surrenders or applicable surrender charges from the Fixed Account;
•	minus any transfers to the Separate Account.

34 FIXED ACCOUNT AND DCA PLUS ACCOUNTS	Principal Variable Annuity
1-800-852-4450

Fixed Account Transfers, Total and Partial Surrenders
Transfers and surrenders from the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a charge (see Surrender Charge).

You may transfer amounts from the Fixed Account to the divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receiving your instructions. You may transfer amounts on either a scheduled or unscheduled basis by:

•	mailing your instructions to us; or
•	calling us at 1-800-852-4450 (if telephone privileges apply).
You may not make both scheduled and unscheduled Fixed Account transfers in the same contract year.

Unscheduled Fixed Account Transfers
The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the contract anniversary date, you can:

•	transfer an amount not to exceed 25% of your Fixed Account accumulated value; or
•	transfer up to 100% of your Fixed Account accumulated value if:

•	your Fixed Account accumulated value is less than $1,000; or
•	(a) minus (b) is greater than 1% where:

•	(a) is the weighted average of your Fixed Account interest rates for the preceding contract year; and
•	(b) is the renewal interest rate for the Fixed Account.

We will inform you if the renewal interest rate falls to that level.

Scheduled Fixed Account Transfers
Fixed Account Dollar Cost Averaging
You may make scheduled transfers on a monthly basis from the Fixed Account to the Separate Account as follows:

•	Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•	Scheduled transfers are only available if the Fixed Account accumulated value is $5,000 or more at the time the scheduled transfers begin.
•	Scheduled monthly transfers of an amount not to exceed 2% of your Fixed Account accumulated value at the beginning of the contract year or the current Fixed Account accumulated value will continue until the Fixed Account accumulated value is zero or until you notify us to discontinue them.
•	The minimum transfer amount is $100.
•	If the Fixed Account accumulated value is less than $100 at the time of transfer, then the entire Fixed Account accumulated value will be transferred.
•	If you stop the transfers, you may not start them again without our prior approval.

Dollar Cost Averaging Plus Program (DCA Plus Program)
Purchase payments allocated to the DCA Plus Accounts earn a guaranteed interest rate. A portion of your DCA Plus Account accumulated value is periodically transferred (on the 28th of each month) to divisions and/or to the Fixed Account. If the 28th is not a valuation date, then the transfer occurs on the next valuation date. The transfers are allocated according to your DCA Plus allocation instructions. Transfers into a DCA Plus Account are not permitted.
If you elect the Purchase Payment Credit rider, you may not participate in the DCA Plus Program.

DCA Plus Purchase Payments
You may enroll in the DCA Plus program by allocating a minimum purchase payment of $1,000 into a DCA Plus Account and selecting divisions and or the Fixed Account into which transfers will be made. Subsequent purchase payments of at least $1,000 are permitted. You can change your DCA Plus allocation instructions during the transfer period. Automatic portfolio rebalancing does not apply to DCA Plus Accounts.

DCA Plus purchase payments receive the fixed rate of return in effect on the date each purchase payment is received by us. The rate of return remains in effect for the remainder of the 6-month or 12-month DCA Plus transfer program.

Principal Variable Annuity	FIXED ACCOUNT AND DCA PLUS ACCOUNTS 35
www.principal.com

Selecting A DCA Plus Account
DCA Plus Accounts are available in either a 6-month transfer program or a 12-month transfer program. The 6-month transfer program and the 12-month transfer program generally will have different credited interest rates. You may enroll in both a 6-month and 12-month DCA Plus program. However, you may only participate in one 6-month and one 12-month DCA Plus program at a time. Under the 6-month transfer program, all purchase payments and accrued interest must be transferred from the DCA Plus Account to the selected divisions and or Fixed Account in no more than 6 months. Under the 12-month transfer program, all payments and accrued interest must be transferred to the selected divisions and or Fixed Account in no more than 12 months.

We will transfer an amount each month which is equal to your DCA Plus Account value divided by the number of months remaining in your transfer program. For example, if four scheduled transfers remain in the six-month transfer program and the DCA Plus Account accumulated value is $4,000, the transfer amount would be $1,000 ($4,000 / 4).

Scheduled DCA Plus Transfers
Transfers are made from DCA Plus Accounts to divisions and the Fixed Account according to your allocation instructions. The transfers begin after we receive your purchase payment and completed enrollment instructions. Transfers occur on the 28th of the month and continue until your entire DCA Plus Account accumulated value is transferred.

Unscheduled DCA Plus Transfers
You may make unscheduled transfers from DCA Plus Accounts to divisions and or the Fixed Account. A transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

DCA Plus Surrenders
You may make scheduled or unscheduled surrenders from DCA Plus Accounts. Purchase payments earn interest according to the corresponding rate until the surrender date. Surrenders are subject to any applicable surrender charge.

GENERAL PROVISIONS

The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments
Surrenders are generally made within seven days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended). The right to sell shares may be suspended during any period when:

•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•	an emergency exists, as determined by the SEC, as a result of which:

•	disposal by a mutual fund of securities owned by it is not reasonably practicable;
•	it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•	the SEC permits suspension for the protection of security holders.

If payments are delayed and your surrender or transfer is not canceled by your written instruction, the amount to be surrendered, annuitized or transferred will be determined on the first valuation date following the expiration of the permitted delay. The surrender, annuitization or transfer will be made within seven days thereafter.

36 GENERAL PROVISIONS	Principal Variable Annuity
1-800-852-4450

In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

Assignment
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.

You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at the home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.

Change of Owner or Annuitant
If your Contract is part of your qualified plan, IRA, SEP, and SIMPLE-IRA you may not change either the owner or the annuitant.

You may change your non-qualified Contract ownership and or annuitant designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, then the waiver of the surrender charge for surrenders made because of critical need of the owner is not available. We reserve the right to require that you send us the Contract so that we can record the change.

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.

Beneficiary
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.

Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contract will not unfairly discriminate against any owner.

Reinstatement
If you have replaced this Contract with an annuity contract from another company and want to reinstate this Contract, then the following apply:

•	we reinstate the Contract effective on the original surrender date;

Principal Variable Annuity	GENERAL PROVISIONS 37
www.principal.com

•	if you had the Purchase Payment Credit Rider on the original Contract, the 9-year surrender charge period applies to the reinstated Contract. The remaining surrender charge period, if any, is calculated based on the number of years since the original contract date;

•	we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract;
•	these amounts are priced on the valuation day the money from the other company is received by us;
•	commissions are not paid on the reinstatement amounts; and
•	new data pages are sent to your address of record.

NOTE:	Reinstatement is only available for full surrenders of your Contract. Payment received after a partial surrender of accumulated value is deemed a new purchase payment.

Reports
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.

Quarterly statements reflect purchases and surrenders occurring during the quarter as well as the balance of units owned and accumulated values.

Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial purchase payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:

•	transfer assets in any division to another division or to the Fixed Account;
•	add, combine or eliminate a division(s);
•	substitute the units of a division for the units of another division;

•	if units of a division are no longer available for investment; or
•	if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by;

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

38 RIGHTS RESERVED BY THE COMPANY	Principal Variable Annuity
1-800-852-4450

•	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the underlying mutual funds; and
•	Increase expenses of the underlying mutual fund and separate account due to;
•	increased broker-dealer commissions; and
•	increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
•	Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•	Limiting the number of unscheduled transfer during a Contract year to no more than 12;
•	Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•	Taking such other action as directed by the underlying mutual fund.
We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

DISTRIBUTION OF THE CONTRACT

The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. Princor is paid 6.5% of purchase payments by the Company for the distribution of the Contract. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Contracts. The 12b-1 fees for the underlying mutual funds are shown in this Contract prospectus in Summary of Expense, Annual Underlying Mutual Fund Expenses.

Applications for the Contracts are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved.

Principal Variable Annuity	DISTRIBUTION OF THE CONTRACT 39
www.principal.com

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.

•	Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.
•	An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•	Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.

•	Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•	The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•	Annuity benefit payments:

•	The “investment in the contract” is generally the total of the Purchase payments made.

40 PERFORMANCE CALCULATION	Principal Variable Annuity
1-800-852-4450

•	The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•	After the purchase payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.

Required Distributions for Non-Qualified Contracts
In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:

•	If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•	If you die prior to the annuitization date, the entire interest in the Contract will be distributed:

•	within five years after the date of your death; or
•	as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.

•	If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.

IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.

•	IRA — An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•	SEP-IRA — A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•	SIMPLE-IRA — SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax

Principal Variable Annuity	PERFORMANCE CALCULATION 41
www.principal.com

deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a “premature distribution.” The tax is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:

•	made on or after you reach age 59 1/2;
•	made to a beneficiary on or after your death;
•	made upon your disability;
•	part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;
•	made to pay certain medical expenses;
•	for health insurance premiums while employed;
•	for first home purchases (up to $10,000);
•	for qualified higher education expenses;
•	for qualified hurricane distributions (up to $100,000); or
•	for qualified reservist distributions.

For more information regarding premature distributions, please consult your tax advisor.

Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 1/2 and not rolled over may be subject to an additional 10% excise tax. Beginning in 2008, if your adjusted gross income is $100,000 or less for the taxable year (and you are not a married individual filing a separate income tax return), you may roll over amounts from a qualified plan directly to a Roth IRA. If you roll over a distribution from a qualified plan directly to a Roth IRA, the entire distribution is generally taxable unless it includes after-tax contributions.

Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.

Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

42 MUTUAL FUND DIVERSIFICATION	Principal Variable Annuity
1-800-852-4450

MUTUAL FUND DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the Contracts. Under this Internal Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Reservation of Rights
The Company reserves the right to:

•	increase the minimum amount for each purchase payment to not more than $1,000; and
•	terminate a Contract and send you the accumulated value if no purchase payments are made during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Matters
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, General Counsel and Executive Vice President.

Legal Proceedings
There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

Principal Variable Annuity	MUTUAL FUND DIVERSIFICATION 43
www.principal.com

Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on purchase payments made on the Contract. The Company and or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements and Compensation
The Company has entered into agreements with the distributors, advisers, and or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.

Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

44 FINANCIAL STATEMENTS	Principal Variable Annuity
1-800-852-4450

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. Capital Appreciation Division

Invests in:	AIM V.I. Capital Appreciation Fund - Series II Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks growth of capital.

AIM V.I. Core Equity Division

Invests in:	AIM V.I. Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks growth of capital. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. Dynamics Division

Invests in:	AIM V.I. Dynamics Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-size companies.

AIM V.I. Global Health Care Division

Invests in:	AIM V.I. Global Health Care Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth. The Fund invests normally 80% of its assets in securities of healthcare industry companies.

AIM V.I. Small Cap Equity Division

Invests in:	AIM V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term growth of capital.

Principal Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 45
www.principal.com

AIM V.I. Technology Division

Invests in:	AIM V.I. Technology Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	Seeks long-term capital growth by investing primarily at least 80% of its net assets in the equity securities and equity related instruments of companies engaged in technology related industries.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund - Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

American Century VP Ultra Division

Invests in:	American Century VP Ultra Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth by investing primarily in common stocks of large U.S. companies.

American Century VP Value Division

Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

Fidelity VIP Contrafundtm Division

Invests in:	Fidelity VIP Contrafundtm Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division

Invests in:	Fidelity VIP Equity-Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500/SM/ Index (S&P 500®).

46 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Variable Annuity
1-800-852-4450

Fidelity VIP Growth Division

Invests in:	Fidelity VIP Growth Portfolio - Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve capital appreciation.

Janus Aspen MidCap Growth Division

Invests in:	Janus Aspen Series MidCap Growth Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

Asset Allocation Division

Invests in:	Principal Variable Contracts Funds Asset Allocation Account - Class I
Investment Advisor:	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen) through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total investment return consistent with the preservation of capital. The Account intends to pursue flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and flexible-income securities.

Balanced Division

Invests in:	Principal Variable Contracts Funds Balanced Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the objective by investment primarily in equity and fixed-income securities.

Bond & Mortgage Securities Division (f/k/a Bond Division)

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class I (f/k/a Principal Variable Contracts Fund Bond Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Principal Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 47
www.principal.com

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

Equity Income Division (f/k/a Equity Income I Division)

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class I (f/k/a Principal Variable Contracts Fund Equity Income I Account - Class I)
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account -Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

International Emerging Markets Division

Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

International SmallCap Division

Invests in:	Principal Variable Contracts Funds International SmallCap Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

48 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Variable Annuity
1-800-852-4450

LargeCap Blend II Division (f/k/a LargeCap Blend Division)

Invests in:	Principal Variable Contracts Funds LargeCap Blend II Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Blend Account - Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division (f/k/a Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class I (f/k/a Principal Variable Contracts Fund Growth Account - Class I)
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may also invest in other securities.

LargeCap Growth I Division (f/k/a Equity Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund Equity Growth Account - Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

LargeCap S&P 500 Index Division (f/k/a LargeCap Stock Index Division)

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Stock Index Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor’s 500 Index.

LargeCap Value Division (f/ka Capital Value Division)

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class I (f/k/a Principal Variable Contracts Fund Capital Value Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

Principal Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 49
www.principal.com

LargeCap Value III Division (f/k/a LargeCap Value Division)

Invests in:	Principal Variable Contracts Funds LargeCap Value III Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Value Account - Class I)
Investment Advisor:	AllianceBernstein, L.P. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital.

MidCap Blend Division (f/k/a MidCap Division)

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MidCap Growth I Division (f/k/a MidCap Growth Division)

Invests in:	Principal Variable Contracts Funds MidCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Growth Account - Class I)
Investment Advisor:	Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Value II Division (f/k/a MidCap Value Division)

Invests in:	Principal Variable Contracts Funds MidCap Value II Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Value Account - Class I)
Investment Advisor:	Neuberger Berman Management, Inc. & Jacob Levy Management, Inc. through a sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

50 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Variable Annuity
1-800-852-4450

Principal LifeTime 2010 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Principal LifeTime 2020 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Principal LifeTime 2030 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Principal LifeTime 2040 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Principal LifeTime 2050 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Principal Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 51
www.principal.com

Principal LifeTime Strategic Income Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks high current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Real Estate Securities Division

Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class I
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

Short-Term Bond Division

Invests in:	Principal Variable Contracts Funds Short-Term Bond Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide current income.

SmallCap Blend Division (f/k/a SmallCap Division)*

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SmallCap Growth II Division (f/k/a SmallCap Growth Division)

Invests in:	Principal Variable Contracts Funds SmallCap Growth II Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Growth Account - Class I)
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement; Essex Investment Management Company, LLC through a sub-advisory agreement; UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

52 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Variable Annuity
1-800-852-4450

SmallCap Value I Division (f/k/a SmallCap Value Division)

Invests in:	Principal Variable Contracts Funds SmallCap Value I Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Value Account - Class I)
Investment Advisor:	J.P. Morgan Investment Management, Inc, through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

SAM Balanced Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Balanced Portfolio - Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Conservative Balanced Portfolio - Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

SAM Conservative Growth Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Conservative Growth Portfolio - Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Flexible Income Portfolio - Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

Principal Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 53
www.principal.com

SAM Strategic Growth Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Strategic Growth Portfolio - Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

*	The SmallCap Blend Division is not available as an investment option for Contracts with an application signature date of November 19, 2007 or later.

Registration Statement
This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the Statement of Additional Information and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Flexible Variable Annuity Contract is 33-74232.

The registration number for the Flexible Variable Annuity Contract with the Purchase Payment Credit Rider is 333-40254.

Customer Inquiries
Your questions should be directed to: Principal Flexible Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

54 TABLE OF CONTENTS OF THE SAI	Principal Variable Annuity
1-800-852-4450

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

General Information and History	3

Independent Registered Public Accounting Firm	3

Principal Underwriter	3

Calculation of Performance Data	3

Taxation Under Certain Retirement Plans	8

Principal Life Insurance Company Separate Account B

Report of Independent Registered Public Accounting Firm

Financial Statements

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm

Consolidated Financial Statements

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

Principal Variable Annuity	TABLE OF CONTENTS OF THE SAI 55
www.principal.com

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
AIM V.I. Capital Appreciation(1) 2007	$9.876	$10.925	10.61%	1,097
Period Ended December 31, 2006(2)	9.988	9.876	–1.12	1,339
AIM V.I. Core Equity(3)
2007	10.282	10.978	6.77	3,8912
2006	8.921	10.282	15.26	4,649
2005	8.578	8.921	4.00	2,960
2004	7.971	8.578	7.61	3,478
2003	6.487	7.971	22.88	3,942
2002	7.781	6.487	–16.63	4,400
2001	10.211	7.781	–23.80	5,152
2000	12.101	10.211	–15.62	4,586
Period Ended December 31, 1999(4)	10.000	12.101	21.01	1,494
AIM V.I. Dynamics
2007	10.261	11.367	10.79	223
2006	8.947	10.261	14.68	170
2005	8.183	8.947	9.34	164
2004	7.311	8.183	11.93	189
2003	5.371	7.311	36.12	161
2002	7.986	5.371	–32.74	45
Period Ended December 31, 2001(5)	10.000	7.986	–20.14	31
AIM V.I. Global Health Care
2007	10.975	12.123	10.46	686
2006	10.560	10.975	3.93	770
2005	9.887	10.560	6.81	837
2004	9.307	9.887	6.23	928
2003	7.375	9.307	26.19	830
2002	9.852	7.375	–25.14	568
Period Ended December 31, 2001(5)	10.000	9.852	–1.48	252
AIM V.I. Small Cap Equity
2007		14.762		202
2006	8.843	9.968	12.72	300
2005	8.513	8.843	3.88	302
2004	7.568	8.513	12.49	323
2003	5.743	7.568	31.77	235
2002	8.443	5.743	–31.98	141
Period Ended December 31, 2001(5)	10.000	8.443	–15.57	45
AIM V.I. Technology
2007	6.059	6.444	6.36	625
2006	5.552	6.059	9.12	625
2005	5.503	5.552	0.89	703
2004	5.325	5.503	3.34	826
2003	3.711	5.325	43.48	716
2002	7.070	3.711	–47.51	229
Period Ended December 31, 2001(5)	10.000	7.070	–29.30	100
American Century VP Income & Growth
2007	12.159	11.999	–1.32	1,465
2006	10.514	12.159	15.65	1,686
2005	10.176	10.514	3.32	1,819
2004	9.119	10.176	11.59	1,885
2003	7.138	9.119	27.75	1,589
2002	8.965	7.138	–20.37	1,122
Period Ended December 31, 2001(5)	10.000	8.965	–10.35	368

56 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
American Century VP Ultra
2007	9.044	10.809	19.51	561
2006	9.468	9.044	–4.47	672
2005	9.384	9.468	0.90	735
2004	8.585	9.384	9.31	749
2003	6.960	8.585	23.34	616
2002	9.119	6.960	–23.67	436
Period Ended December 31, 2001(5)	10.000	9.119	–8.81	120
American Century VP Value
2007	14.612	13.663	–6.49	2,157
2006	12.489	14.612	17.00	2,266
2005	12.060	12.489	3.56	2,208
2004	10.696	12.060	12.75	1,772
2003	8.408	10.696	27.21	775
Period Ended December 31, 2002(6)	10.000	8.408	–15.92	192
Fidelity VIP Contrafund®
2007	14.791	17.164	16.04	5,653
2006	13.421	14.791	10.21	6,230
2005	11.630	13.421	15.40	6,299
2004	10.210	11.630	13.91	5,683
2003	8.055	10.210	26.75	4,985
2002	9.005	8.055	–10.55	4,524
2001	10.405	9.005	–13.46	4,272
2000	11.294	10.405	–7.87	3,917
Period Ended December 31, 1999(4)	10.000	11.294	12.94	1,436
Fidelity VIP Equity-Income
2007	13.951	13.952	0.01	3,196
2006	11.778	13.951	18.45	3,299
2005	11.297	11.778	4.26	3,232
2004	10.285	11.297	9.84	2,826
2003	8.009	10.285	28.42	1,570
Period Ended December 31, 2002(6)	10.000	8.009	–19.91	374
Fidelity VIP Growth
2007	8.762	10.978	25.29	2,680
2006	8.312	8.762	5.41	2,981
2005	7.965	8.312	4.36	3,633
2004	7.810	7.965	1.98	4,225
2003	5.956	7.810	31.13	4,456
2002	8.640	5.956	–31.07	4,674
2001	10.635	8.640	–18.76	5,285
2000	12.108	10.635	–12.17	4,837
Period Ended December 31, 1999(4)	10.000	12.108	21.08	1,441
Janus Aspen Mid Cap Growth
2007	7.745	9.311	20.22	1,608
2006	6.921	7.745	11.90	1,559
2005	6.256	6.921	10.63	1,691
2004	5.258	6.256	18.98	1,802
2003	3.951	5.258	33.09	1,819
2002	5.565	3.951	–29.01	1,636
2001	9.329	5.565	–40.35	1,448
Period Ended December 31, 2000(7)	10.000	9.329	–6.71	70

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 57
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
Asset Allocation
2007	24.140	26.647	10.38	2,321
2006	21.674	24.140	11.38	2,706
2005	20.746	21.674	4.47	3,194
2004	19.363	20.746	7.14	3,663
2003	16.123	19.363	20.10	3,893
2002	18.753	16.123	–14.03	4,235
2001	19.766	18.753	–5.12	4,644
2000	19.696	19.766	0.36	4,505
1999	16.690	19.696	18.01	3,913
1998	15.478	16.690	7.83	3,762
Balanced
2007	20.578	21.413	4.06	3,104
2006	18.697	20.578	10.06	3,526
2005	17.728	18.697	5.47	4,195
2004	16.313	17.728	8.67	4,843
2003	13.901	16.313	17.35	5,379
2002	16.213	13.901	–14.26	5,862
2001	17.647	16.213	–8.13	6,926
2000	17.846	17.647	–1.12	7,235
1999	17.647	17.846	1.13	9,103
1998	15.966	17.647	10.53	8,903
Bond & Mortgage Securities (f/k/a Bond)
2007	18.916	19.317	2.12	8,281
2006	18.302	18.916	3.36	8,677
2005	18.080	18.302	1.23	9,516
2004	17.440	18.080	3.67	9,744
2003	16.885	17.440	3.29	9,858
2002	15.648	16.885	7.91	9,735
2001	14.655	15.648	6.78	8,059
2000	13.718	14.655	6.83	6,415
1999	14.260	13.718	–3.80	7,677
1998	13.408	14.260	6.35	7,499
Diversified International
2007	27.066	31.029	14.64	6,553
2006	21.416	27.066	26.38	7,234
2005	17.518	21.416	22.25	7,757
2004	14.656	17.518	19.53	7,928
2003	11.214	14.656	30.69	7,446
2002	13.529	11.214	–17.11	7,391
2001	18.092	13.529	–25.22	8,130
2000	19.987	18.092	–9.48	8,208
1999	16.071	19.987	24.37	7,799
1998	14.795	16.071	8.62	7,866
Equity Income (f/k/a Equity Income I)
2007		10.378		4,174
2006	11.768	14.098	19.80	3,141
2005	10.965	11.768	7.32	3,191
2004	9.442	10.965	16.13	2,893
2003	8.399	9.442	12.42	2,381
2002	9.732	8.399	–13.70	2,332
2001	13.631	9.732	–28.60	2,694
2000	11.581	13.631	17.70	2,253
1999	11.464	11.581	1.02	1,670
Period Ended December 31, 1998(8)	10.000	11.464	14.64	639

58 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
Government & High Quality Bond
2007	18.413	19.074	3.59	8,742
2006	17.887	18.413	2.94	9,751
2005	17.755	17.887	0.74	11,265
2004	17.361	17.755	2.27	12,582
2003	17.262	17.361	0.57	14,675
2002	16.066	17.262	7.45	14,056
2001	15.118	16.066	6.27	9,403
2000	13.741	15.118	10.02	7,195
1999	13.954	13.741	–1.53	8,554
1998	13.049	13.954	6.94	8,554
International Emerging Markets
2007	29.657	41.619	40.34	2,056
2006	21.709	29.657	36.61	2,015
2005	16.268	21.709	33.45	1,813
2004	13.272	16.268	22.57	1,270
2003	8.549	13.272	55.25	806
2002	9.371	8.549	–8.78	506
2001	9.910	9.371	–5.44	153
Period Ended December 31, 2000(7)	10.000	9.910	–0.90	9
International SmallCap
2007	30.833	33.257	7.86	2,385
2006	23.945	30.833	28.76	2,718
2005	18.778	23.945	27.52	3,114
2004	14.604	18.778	28.58	3,108
2003	9.593	14.604	52.24	2,905
2002	11.592	9.593	–17.25	2,774
2001	15.020	11.592	–22.82	2,848
2000	17.184	15.020	–12.59	2,822
1999	8.978	17.184	91.40	1,246
Period Ended December 31, 1998(8)	10.000	8.978	–10.22	419
LargeCap Blend II (f/k/a LargeCap Blend)
2007	13.010	13.506	3.81	5,899
2006	11.373	13.010	14.39	6,213
2005	10.996	11.373	3.43	6,212
2004	10.089	10.996	8.99	5,335
2003	8.255	10.089	22.22	3,447
Period Ended December 31, 2002(9)	10.000	8.255	–17.45	1,047
LargeCap Growth (f/k/a Growth)
2007	18.462	22.461	21.66	3,514
2006	17.006	18.462	8.56	4,179
2005	15.362	17.006	10.70	4,991
2004	14.222	15.362	8.02	6,003
2003	11.387	14.222	24.89	7,025
2002	16.257	11.387	–29.95	8,040
2001	22.098	16.257	–26.43	9,977
2000	24.904	22.098	–11.27	10,270
1999	21.657	24.904	14.99	10,999
1998	18.070	21.657	19.85	9,863
LargeCap Growth I (f/k/a Equity Growth)
2007	30.042	32.193	7.16	4,508
2006	28.639	30.042	4.90	5,029
2005	26.962	28.639	6.22	5,980
2004	24.972	26.962	7.97	6,945
2003	20.076	24.972	24.39	7,750
2002	28.124	20.076	–28.62	8,433
2001	33.450	28.124	–15.92	9,806
2000	38.363	33.450	–12.81	10,065
1999	27.815	38.363	37.92	9,018
1998	23.689	27.815	17.42	7,486

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 59
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)
2007	10.573	10.978	3.83	7,250
2006	9.263	10.573	14.14	8,048
2005	8.978	9.263	3.17	8,642
2004	8.235	8.978	9.02	8,894
2003	6.498	8.235	26.72	7,596
2002	8.484	6.498	–23.40	6,302
2001	9.774	8.484	–13.20	5,484
2000	10.956	9.774	–10.79	4,136
Period Ended December 31, 1999(4)	10.000	10.956	9.56	2,314
LargeCap Value (f/k/a Capital Value)
2007	29.384	28.988	–1.35	4,376
2006	24.803	29.384	18.47	5,087
2005	23.514	24.803	5.48	5,949
2004	21.190	23.514	10.97	6,767
2003	17.098	21.190	23.93	7,376
2002	20.053	17.098	–14.74	7,883
2001	22.084	20.053	–9.20	8,725
2000	21.888	22.084	0.90	8,705
1999	23.156	21.888	–5.48	11,634
1998	20.642	23.156	12.18	11,720
LargeCap Value III (f/k/a LargeCap Value)
2007	14.699	13.977	–4.92	4,874
2006	12.244	14.699	20.05	5,282
2005	11.759	12.244	88.60	5,220
2004	10.530	11.759	11.67	4,560
2003	8.326	10.530	26.47	2,948
MidCap Blend I (f/k/a MidCap)
2007	38.425	41.530	8.08	5,827
2006	34.060	38.425	12.81	6,621
2005	31.580	34.060	7.85	7,544
2004	27.156	31.580	16.29	8,092
2003	20.704	27.156	31.16	8,364
2002	22.975	20.704	–9.88	8,520
2001	24.162	22.975	–4.91	8,963
2000	21.351	24.162	13.17	8,777
1999	19.125	21.351	11.64	9,229
1998	18.676	19.125	2.40	10,738
MidCap Growth I (f/k/a MidCap Growth)
2007	12.513	13.689	9.40	2,666
2006	11.555	12.513	8.29	2,939
2005	10.289	11.555	12.30	3,151
2004	9.317	10.289	10.43	3,311
2003	6.711	9.317	38.83	3,255
2002	9.217	6.711	–27.19	1,754
2001	11.234	9.217	–17.95	1,867
2000	10.522	11.234	6.77	1,539
1999	9.607	10.522	9.52	746
Period Ended December 31, 1998(8)	10.000	9.607	–3.93	352
MidCap Value II (f/k/a MidCap Value)
2007	16.982	16.596	–2.27	2,832
2006	15.179	16.982	11.87	3,100
2005	13.903	15.179	9.18	3,378
2004	11.476	13.903	21.15	2,980
2003	8.514	11.476	34.79	2,126
2002	9.575	8.514	–11.08	1,282
Period Ended December 31, 2001(7)	10.000	9.575	–4.25	261

60 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
Money Market
2007	13.786	14.280	3.58	5,015
2006	13.341	13.786	3.33	4,090
2005	13.158	13.341	1.39	3,595
2004	13.203	13.158	–0.34	4,161
2003	13.272	13.203	–0.52	5,147
2002	13.252	13.272	0.15	7,629
2001	12.912	13.252	2.63	7.538
2000	12.306	12.912	4.92	5,465
1999	11.913	12.306	3.30	7,145
1998	11.463	11.913	3.93	4,905
Principal LifeTime 2010
For the Period Ended December 31, 2007(8)		12.910		23
Principal LifeTime 2020
For the Period Ended December 31, 2007(8)		13.682		14
Principal LifeTime 2030
For the Period Ended December 31, 2007(8)		13.780		7
Principal LifeTime 2040
For the Period Ended December 31, 2007(8)		14.107		2
Principal LifeTime 2050
For the Period Ended December 31, 2007(8)		14.195		2
Principal LifeTime Strategic Income
For the Period Ended December 31, 2007(8)		12.204		63
Real Estate Securities
2007	36.381	29.571	–18.72	2,254
2006	26.965	36.381	34.92	3,138
2005	23.567	26.965	14.42	3,360
2004	17.740	23.567	32.85	3,527
2003	12.931	17.740	37.19	3,015
2002	12.155	12.931	6.38	2,087
2001	11.318	12.155	7.40	893
2000	8.750	11.318	29.35	643
1999	9.275	8.750	–5.66	261
Period Ended December 31, 1998(9)	10.000	9.275	–7.25	195
Short-Term Bond
2007	10.333	10.517	1.78	3,421
2006	10.017	10.333	3.15	3,545
2005	9.963	10.017	0.54	3,597
2004	9.960	9.963	0.03	3,468
2003		9.960		1,380
SmallCap Blend (f/k/a SmallCap)(11)
2007	13.402	13.453	0.38	3,269
2006	12.040	13.402	11.31	3,601
2005	11.390	12.040	5.71	4,015
2004	9.625	11.390	18.34	4,216
2003	7.123	9.625	35.12	4,065
2002	9.926	7.123	–28.24	2,980
2001	9.801	9.926	1.28	2,697
2000	11.242	9.801	–12.82	2,250
1999	7.928	11.242	41.80	1,208
Period Ended December 31, 1998(9)	10.000	7.928	–20.72	459

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 61
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)
SmallCap Growth II (f/k/a SmallCap Growth)
2007	10.758	11.154	3.68	2,821
2006	9.995	10.758	7.63	3,241
2005	9.488	9.995	5.34	3,595
2004	8.637	9.488	9.85	3,914
2003	6.005	8.637	43.84	3,973
2002	11.229	6.005	–46.53	3,622
2001	16.724	11.229	–32.86	3,766
2000	19.672	16.724	–14.99	3,535
1999	10.179	19.672	93.26	1,388
Period Ended December 31, 1998(9)	10.000	10.179	1.79	314
SmallCap Value I (f/k/a SmallCap Value)
2007	25.988	23.221	–10.65	2,213
2006	22.178	25.988	17.18	2,530
2005	21.143	22.178	4.90	2,718
2004	17.394	21.143	21.55	2,704
2003	11.694	17.394	48.74	2,478
2002	12.993	11.694	–10.00	2,064
2001	12.384	12.993	4.92	1,213
2000	10.123	12.384	22.34	756
1999	8.440	10.123	19.94	536
Period Ended December 31, 1998(9)	10.000	8.440	–15.60	306
SAM Balanced Portfolio
For the Period Ended December 31, 2007(8)		10.314		101
SAM Conservative Balanced Portfolio
For the Period Ended December 31, 2007(8)		10.286		26
SAM Conservative Growth Portfolio
For the Period Ended December 31, 2007(8)		10.314		55
SAM Flexible Income Portfolio
For the Period Ended December 31, 2007(8)		10.222		5
SAM Strategic Growth Portfolio
For the Period Ended December 31, 2007(8)		10.308		45

(1)	On April 28, 2006, assets of the AIM V.I. Growth Division were acquired by the AIM V.I. Capital Appreciation Division.

(2)	Commenced operations on April 28, 2006.

(3)	On April 28, 2006, assets of the AIM V.I. Premier Equity Division were acquired by the AIM V.I. Core Equity Division.

(4)	Commenced operations on July 30, 1999.

(5)	Commenced operations on May 19, 2001.

(6)	Commenced operations on May 18, 2002.

(7)	Commenced operations on November 24, 2000.

(8)	Commenced operations on November 19, 2007.

(9)	Commenced operations on May 1, 1998.

(10)	Commenced operations on May 1, 2002.

(11)	The SmallCap Division is not available as an investment option for Contracts with an application signature date of November 19, 2007 or later.

62 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

AIM V.I. Capital Appreciation(1) 2007	$9.837	$	%
Period Ended December 31, 2006(2)	9.988	9.837	–1.51	240
AIM V.I. Core Equity(3)
2007	9.913
2006	8.652	9.913	14.57	1,415
2005	8.369	8.652	3.38	795
2004	7.824	8.369	6.97	825
2003	6.405	7.824	22.15	818
2002	7.730	6.405	–17.14	722
2001	10.205	7.730	–24.25	577
Period Ended December 31, 2000(4)	10.446	10.205	–2.31	46
AIM V.I. Dynamics
2007	9.920
2006	8.702	9.920	14.00	133
2005	8.006	8.702	8.69	126
2004	7.196	8.006	11.26	124
2003	5.319	7.196	35.29	120
2002	7.956	5.319	–33.15	22
Period Ended December 31, 2001(5)	10.000	7.956	–20.44	5
AIM V.I. Global Health Care
2007	10.611
2006	10.271	10.611	3.31	510
2005	9.674	10.271	6.17	529
2004	9.162	9.674	5.59	546
2003	7.304	9.162	25.44	493
2002	9.815	7.304	–25.59	299
Period Ended December 31, 2001(5)	10.000	9.815	–1.85	121
AIM V.I. Small Cap Growth
2007	9.637
2006	8.601	9.637	12.05	149
2005	8.329	8.601	3.27	148
2004	7.450	8.329	11.80	138
2003	5.688	7.450	30.98	97
2002	8.411	5.688	–32.38	73
Period Ended December 31, 2001(5)	10.000	8.411	–15.89	20
AIM V.I. Technology
2007
2006	5.400	5.858	8.47	403
2005	5.384	5.400	0.30	433
2004	5.242	5.384	2.71	407
2003	3.675	5.242	42.63	336
2002	7.044	3.675	–47.82	138
Period Ended December 31, 2001(5)	10.000	7.044	–29.56	45
American Century VP Income & Growth
2007	11.756
2006	10.227	11.756	14.95	908
2005	9.957	10.227	2.71	986
2004	8.977	9.957	10.92	940
2003	7.069	8.977	26.99	801
2002	8.931	7.069	–20.85	531
Period Ended December 31, 2001(5)	10.000	8.931	–10.69	181
American Century VP Ultra
2007	8.745
2006	9.209	8.745	–5.04	385
2005	9.182	9.209	0.29	397
2004	8.451	9.182	8.65	399
2003	6.893	8.451	22.62	315
2002	9.085	6.893	–24.14	262
Period Ended December 31, 2001(5)	10.000	9.085	–9.15	107

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 63
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

American Century VP Value
2007	14.212
2006	12.220	14.212	16.30	1,228
2005	11.872	12.220	2.93	1,157
2004	10.593	11.872	12.07	859
2003	8.376	10.593	26.47	349
Period Ended December 31, 2002(7)	10.000	8.376	–16.24	90
Fidelity VIP Contrafund®
2007	14.260
2006	13.016	14.260	9.55	1,847
2005	11.347	13.016	14.71	1,684
2004	10.022	11.347	13.22	1,488
2003	7.954	10.022	26.00	1,109
2002	8.946	7.954	–11.09	823
2001	10.399	8.946	–13.97	418
Period Ended December 31, 2000(4)	10.228	10.399	1.67	14
Fidelity VIP Equity-Income
2007
2006	11.525	13.570	17.74	1,794
2005	11.121	11.525	3.63	1,743
2004	10.185	11.121	9.19	1,501
2003	7.979	10.185	27.65	783
Period Ended December 31, 2002(7)	10.000	7.979	–20.21	143
Fidelity VIP Growth
2007
2006	8.061	8.447	4.79	908
2005	7.771	8.061	3.73	997
2004	7.666	7.771	1.37	994
2003	5.881	7.666	30.35	846
2002	8.583	5.881	–31.48	651
2001	10.629	8.583	–19.25	454
Period Ended December 31, 2000(4)	11.022	10.629	–3.57	27
Janus Aspen Mid Cap Growth
2007
2006	6.712	7.466	11.24	971
2005	6.103	6.712	9.98	990
2004	5.161	6.103	18.25	1,048
2003	3.901	5.161	42.63	1,036
2002	5.528	3.901	–29.43	913
2001	9.324	5.528	–40.71	607
Period Ended December 31, 2000(4)	10.000	9.324	–6.76	21
Asset Allocation
2007	23.273
2006	21.020	23.273	10.72	536
2005	20.241	21.020	3.85	608
2004	19.006	20.241	6.50	562
2003	15.921	19.006	19.38	466
2002	18.630	15.921	–14.54	384
2001	19.754	18.630	–5.69	278
Period Ended December 31, 2000(4)	19.631	19.754	0.63	16
Balanced
2007	19.839
2006	18.133	19.839	9.41	757
2005	17.297	18.133	4.83	795
2004	16.012	17.297	8.03	727
2003	13.727	16.012	16.65	582
2002	16.107	13.727	–14.78	358
2001	17.637	16.107	–8.67	150
Period Ended December 31, 2000(4)	17.485	17.637	0.87	6

64 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

Bond & Mortgage Securities (f/k/a Bond)
2007	18.237
2006	17.751	18.237	2.74	3,432
2005	17.641	17.751	0.62	3,442
2004	17.119	17.641	3.05	3,129
2003	16.674	17.119	2.67	2,590
2002	15.545	16.674	7.26	1,758
2001	14.647	15.545	6.13	805
Period Ended December 31, 2000(4)	14.225	14.647	2.97	12
Diversified International
2007	26.094
2006	20.770	26.094	25.63	2,114
2005	17.091	20.770	21.53	2,114
2004	14.385	17.091	18.81	1,902
2003	11.074	14.385	29.90	1,244
2002	13.440	11.074	–17.61	769
2001	18.082	13.440	–25.67	412
Period Ended December 31, 2000(4)	17.028	18.082	6.19	22
Equity Income I (f/k/a Equity Income)
2007
2006	11.413	13.591	19.09	1,051
2005	10.699	11.413	6.67	1,064
2004	9.268	10.699	15.44	807
2003	8.294	9.268	11.75	508
2002	9.667	8.294	–14.20	407
2001	13.624	9.667	–29.04	347
Period Ended December 31, 2000(4)	12.984	13.624	4.93	16
Government & High Quality Bond
2007
2006	17.348	17.751	2.33	3,415
2005	17.323	17.348	0.14	3,699
2004	17.041	17.323	1.65	3,879
2003	17.046	17.041	–0.03	4,230
2002	15.960	17.046	6.80	3,410
2001	15.109	15.960	5.63	1,094
Period Ended December 31, 2000(4)	14.739	15.109	2.51	23
International Emerging Markets
2007	28.591
2006	21.055	28.591	35.79	955
2005	15.970	21.055	31.84	896
2004	13.027	15.970	22.59	704
2003	8.441	13.027	54.32	436
2002	9.309	8.441	–9.32	261
2001	9.904	9.309	–6.01	112
Period Ended December 31, 2000(4)	10.000	9.904	–0.96	10
International SmallCap
2007	29.725
2006	23.223	29.725	28.00	921
2005	18.321	23.223	26.76	958
2004	14.335	18.321	27.81	869
2003	9.473	14.335	51.33	635
2002	11.515	9.473	–17.74	450
2001	15.011	11.515	–23.29	265
Period Ended December 31, 2000(4)	14.559	15.011	3.10	25
LargeCap Blend II (f/k/a LargeCap Blend)
2007	12.654
2006	11.129	12.654	13.70	3,141
2005	10.824	11.129	2.82	3,022
2004	9.991	10.824	8.34	2,557
2003	8.224	9.991	21.49	1,544

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 65
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

Period Ended December 31, 2002(8)	10.000	8.224	–17.76	366
LargeCap Growth (f/k/a Growth)
2007	17.798
2006	16.493	17.798	7.91	452
2005	14.988	16.493	10.04	437
2004	13.959	14.988	7.37	436
2003	11.244	13.959	24.14	410
2002	16.149	11.244	–30.37	358
2001	22.086	16.149	–26.88	271
Period Ended December 31, 2000(4)	23.356	22.086	–5.44	16
LargeCap Growth I (f/k/a Equity Growth)
2007	28.962
2006	27.776	28.962	4.27	791
2005	26.306	27.776	5.59	801
2004	24.511	26.306	7.32	757
2003	19.824	24.511	23.64	611
2002	27.939	19.824	–29.04	463
2001	33.431	27.939	–16.43	284
Period Ended December 31, 2000(4)	35.430	33.431	–5.64	14
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)
2007	10.193
2006	8.984	10.193	13.46	3,200
2005	8.760	8.984	2.56	3,511
2004	8.084	8.760	8.36	3,469
2003	6.417	8.084	25.98	2,745
2002	8.428	6.417	–23.86	1,531
2001	9.769	8.428	–13.73	710
Period Ended December 31, 2000(4)	9.939	9.769	–1.71	16
LargeCap Value (f/k/a Capital Value)
2007	28.328
2006	24.055	28.328	17.76	884
2005	22.942	24.055	4.85	906
2004	20.800	22.942	10.30	893
2003	16.883	20.800	23.20	752
2002	19.921	16.883	–15.25	547
2001	22.072	19.921	–9.75	259
Period Ended December 31, 2000(4)	20.967	22.072	5.27	10
LargeCap Value III (f/k/a LargeCap Value)
2007	14.297
2006	11.981	14.297	19.33	2,205
2005	11.575	11.981	3.51	2,132
2004	10.427	11.575	11.01	1,831
2003	8.295	10.427	25.70	1,063
Period Ended December 31, 2002(8)	10.000	8.295	–17.05	299
MidCap Blend I (f/k/a MidCap)
2007	37.044
2006	33.033	37.044	12.14	1,414
2005	30.812	33.033	7.21	1,477
2004	26.655	30.812	15.60	1,377
2003	20.445	26.655	30.38	1,064
2002	22.824	20.445	–10.42	697
2001	24.148	22.824	–5.48	335
Period Ended December 31, 2000(4)	22.631	24.148	6.70	8

66 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

MidCap Growth I (f/k/a MidCap Growth)
2007	12.063
2006	11.206	12.063	7.65	1,291
2005	10.038	11.206	11.64	1,296
2004	9.145	10.038	9.76	1,295
2003	6.627	9.145	38.00	1,101
2002	9.156	6.627	–27.62	406
2001	11.228	9.156	–18.45	195
Period Ended December 31, 2000(4)	10.932	11.228	2.71	10
MidCap Value II (f/k/a MidCap Value)
2007	16.419
2006	14.764	16.419	11.21	1,558
2005	13.604	14.764	8.53	1,554
2004	11.297	13.604	20.42	1,322
2003	8.431	11.297	33.99	868
2002	9.539	8.431	–11.61	433
Period Ended December 31, 2001(5)	10.00	9.539	–4.61	99
Money Market
2007	13.291
2006	12.939	13.291	2.72	1,261
2005	12.838	12.939	0.79	1,358
2004	12.960	12.838	–0.94	1,531
2003	13.106	12.960	–1.11	1,683
2002	13.164	13.106	–.0.44	2,833
2001	12.905	13.164	2.01	2,457
2000	12.851	12.905	0.42	534
Principal LifeTime 2010
For the Period Ended December 31, 2007(6)
Principal LifeTime 2020
For the Period Ended December 31, 2007(6)
Principal LifeTime 2030
For the Period Ended December 31, 20076)
Principal LifeTime 2040
For the Period Ended December 31, 2007(6)
Principal LifeTime 2050
For the Period Ended December 31, 2007(6)
Principal Strategic Income
For the Period Ended December 31, 2007(6)
Real Estate Securities
2007	35.074
2006	26.152	35.074	34.12	1,474
2005	22.994	26.152	13.73	1,489
2004	17.413	22.994	32.05	1,395
2003	12.769	17.413	36.37	1,001
2002	12.075	12.769	5.75	612
2001	11.312	12.075	6.75	158
2000	10.520	11.312	7.53	10
Short-Term Bond
2007	10.110
2006	9.860	10.110	2.54	1,383
2005	9.866	9.860	–0.06	1,612
2004	9.922	9.866	–0.56	1,613
2003		9.922		558

Principal Variable Annuity	CONDENSED FINANCIAL INFORMATION 67
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End of	Percentage Change	End of Period
Division	of Period	Period	from Prior Period	(in thousands)

SmallCap Blend (f/k/a SmallCap)(9)
2007	12.920
2006	11.677	12.920	10.65	1,288
2005	11.113	11.677	5.08	1,361
2004	9.448	11.113	17.62	1,249
2003	7.034	9.448	34.32	947
2002	9.860	7.034	–28.66	505
2001	9.795	9.860	0.66	218
Period Ended December 31, 2000(4)	9.961	9.795	–1.67	8
SmallCap Growth II (f/k/a SmallCap Growth)
2007	10.371
2006	9.694	10.371	6.98	825
2005	9.257	9.694	4.72	851
2004	8.477	9.257	9.20	849
2003	5.929	8.477	42.97	741
2002	11.154	5.929	–46.84	517
2001	16.715	11.154	–33.27	291
Period Ended December 31, 2000(4)	16.727	16.715	–0.07	22
SmallCap Value I (f/k/a SmallCap Value)
2007	25.054
2006	21.510	25.054	16.48	1,040
2005	20.629	21.510	4.27	1,086
2004	17.073	20.629	20.83	1,004
2003	11.548	17.073	47.85	776
2002	12.908	11.548	–10.54	571
2001	12.377	12.908	4.29	229
Period Ended December 31, 2000(4)	11.303	12.377	9.50	3
SAM Balanced Portfolio
For the Period Ended December 31, 2007(8)
SAM Conservative Balanced Portfolio
For the Period Ended December 31, 2007(8)
SAM Conservative Growth Portfolio
For the Period Ended December 31, 2007(8)
SAM Flexible Income Portfolio
For the Period Ended December 31, 2007(8)
SAM Strategic Growth Portfolio
For the Period Ended December 31, 2007(8)

(1)	On April 28, 2006, assets of the AIM V.I. Growth Division were acquired by the AIM V.I. Capital Appreciation Division.

(2)	Commenced operations on April 28, 2006.

(3)	On April 28, 2006, assets of the AIM V.I. Premier Equity Division were acquired by the AIM V.I. Core Equity Division.

(4)	Commenced operations on November 24, 2000.

(5)	Commenced operations on May 19, 2001.

(6)	Commenced operations on November 19, 2007.

(7)	Commenced operations on May 18, 2002.

(8)	Commenced operations on May 1, 2002.

(9)	The SmallCap Division is not available as an investment option for Contracts with an application signature date of November 19, 2007 or later.

68 CONDENSED FINANCIAL INFORMATION	Principal Variable Annuity
1-800-852-4450

PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

FLEXIBLE VARIABLE ANNUITY (“FVA”) CONTRACT

Statement of Additional Information

dated May 1, 2008

This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Flexible Variable Annuity (the “Contract”) in addition to the information that is contained in the Contract’s Prospectus, dated May 1, 2008.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

Variable Annuity
The Principal Financial Group
P.O. Box 9382
Des Moines Iowa 50306-9382
Telephone: 1-800-852-4450

Page

General Information and History	3

Independent Registered Public Accounting Firm	3

Principal Underwriter	3

Calculation of Performance Data	3

Taxation Under Certain Retirement Plans	8

Principal Life Insurance Company Separate Account B

Report of Independent Auditors

Financial Statements

Principal Life Insurance Company

Report of Independent Auditors

Consolidated Financial Statements

2 TABLE OF CONTENTS	Principal Variable Annuity
1-800-852-4450

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company”) is the issuer of the Flexible Variable Annuity (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392 and is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.

PRINCIPAL UNDERWRITER

Princor Financial Services Corporation (“Princor”) is the principal underwriter of the Contract. Princor is a indirect, wholly owned subsidiary of Principal Financial Services, Inc. The Contract’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2007	2006	2005
received/retained	received/retained	received/retained

$6,434,586.83/$0	$10,068,059/$0	$13,467,201/$0

CALCULATION OF PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions.

The Contract was not offered prior to June 16, 1994. Certain of the underlying funds were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.

In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares adjusted to reflect the fees and expenses of the new class.

The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles.

Principal Variable Annuity	GENERAL INFORMATION AND HISTORY 3
www.principal.com

The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment under the Contract in the division over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.”

	Yield For the Period Ended December 31, 2007
For Contracts:	7-day annualized yield	7-day effective yield

without a surrender charge or a purchase payment credit rider	2.70%	2.74%

with a surrender charge but without a purchase payment credit rider	−3.30	−3.26

without a surrender charge but with a purchase payment credit rider	2.10	2.15

Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value. In this calculation the ending value is reduced by a surrender charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures for its divisions for a specified period that does not take into account the surrender charge in order to illustrate the change in the Division’s unit value over time. See “Charges and Deductions” in the Prospectus for a discussion of surrender charges.

4 CALCULATION OF PERFORMANCE DATA	Principal Variable Annuity
1-800-852-4450

Following are the hypothetical average annual total returns for the period ending December 31, 2007 assuming the Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

	For Contracts without Purchase Payment Credit Rider and
	With Surrender Charge
	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception

AIM V.I. Capital Appreciation	May 5, 1993	4.57	10.50	3.44	7.62
AIM V.I. Core Equity	May 2, 1994	0.72	10.65	6.50	8.14
AIM V.I. Dynamics	August 25, 1997	4.74	15.80	5.21	5.32
AIM V.I. Global Health Care	May 22, 1997	4.41	10.00	7.11	7.61
AIM V.I. Small Cap Equity	August 29, 2003	−2.17			10.52
AIM V.I. Technology	May 21, 1997	0.31	11.23	1.54	2.70
American Century VP Income & Growth	October 31, 1997	−7.36	10.50	4.51	5.13
American Century VP Ultra	May 1, 2001	13.46	8.73		1.65
American Century VP Value	May 1, 1996	−12.54	9.74	6.27	8.34
Fidelity VIP Contrafund®	January 31, 1995	9.99	15.96	9.07	13.10
Fidelity VIP Equity-Income	November 3, 1986	−6.04	11.31	5.15	9.18
Fidelity VIP Growth	October 31, 1986	19.24	12.59	5.36	9.94
Janus Aspen Mid Cap Growth	September 13, 1993	14.17	18.36	6.95	10.02
Asset Allocation	June 1, 1994	4.34	10.12	5.54	7.45
Balanced	December 18, 1987	−1.99	8.55	2.93	7.04
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	−3.93	2.13	3.67	5.94
Diversified International	May 2, 1994	8.59	22.27	7.64	8.60
Equity Income (f/k/a Equity Income I)	April 28, 1998	−2.77	14.28		8.37
Government & High Quality Bond	April 9, 1987	−2.46	1.40	3.82	5.66
International Emerging Markets	October 24, 2000	34.29	37.04		20.93
International SmallCap	May 1,1998	1.82	27.97		13.08
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	−2.23	9.89		5.40
LargeCap Growth (f/k/a Growth)	May 2, 1994	15.61	14.16	2.14	6.06
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	1.11	9.44	3.07	8.96
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	−2.21	10.61		0.85
LargeCap Value (f/k/a Capital Value)	May 13, 1970	−7.39	10.69	3.40	10.20
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	−10.96	10.47		6.16
MidCap Blend (f/k/a MidCap)	December 18, 1987	2.03	14.55	8.28	12.44
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	3.35	14.94		3.19
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	−8.32	13.89		10.37
Money Market	March 18, 1983	−2.46	0.84	2.17
Principal LifeTime 2010	August 30, 2004	2.44			7.96
Principal LifeTime 2020	August 30, 2004	3.56			9.85
Principal LifeTime 2030	August 30, 2004	4.65			10.09
Principal LifeTime 2040	August 30, 2004	5.21			10.86
Principal LifeTime 2050	August 30, 2004	5.29			11.07
Principal LifeTime Strategic Income	August 30, 2004	0.85			6.15
Real Estate Securities	May 1, 1998	−24.77	17.64		11.81
Short-Term Bond	May 1, 2003	−4.27			0.48
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	−5.67	13.16		3.00
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	−2.36	12.78		1.11
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	−16.69	14.32		9.04
SAM Balanced Portfolio	June 3, 1997	7.31	10.11	7.64	7.60
SAM Conservative Balanced Portfolio	April 23, 1998	6.26	7.81		4.51
SAM Conservative Growth Portfolio	June 3, 1997	7.95	12.15	8.27	8.21
SAM Flexible Income Portfolio	September 9, 1997	4.79	5.84	5.54	5.56
SAM Strategic Growth Portfolio	June 3, 1997	8.25	13.49	9.01	9.11

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

Principal Variable Annuity	CALCULATION OF PERFORMANCE DATA 5
www.principal.com

	For Contracts For Contracts without Purchase Payment Credit Rider and Without Surrender Charge
	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception

AIM V.I. Capital Appreciation	May 5, 1993	10.57	10.90	3.44	7.62
AIM V.I. Core Equity	May 2, 1994	6.72	11.05	6.50	8.14
AIM V.I. Dynamics	August 25, 1997	10.74	16.14	5.21	5.32
AIM V.I. Global Health Care	May 22, 1997	10.41	10.40	7.11	7.61
AIM V.I. Small Cap Equity	August 29, 2003	3.83			11.01
AIM V.I. Technology	May 21, 1997	6.31	11.62	1.54	2.70
American Century VP Income & Growth	October 31, 1997	−1.36	10.90	4.51	5.13
American Century VP Ultra	May 1, 2001	19.46	9.15		1.65
American Century VP Value	May 1, 1996	−6.54	10.15	6.27	8.34
Fidelity VIP Contrafund®	January 31, 1995	15.99	16.29	9.07	13.10
Fidelity VIP Equity-Income	November 3, 1986	−0.04	11.70	5.15	9.18
Fidelity VIP Growth	October 31, 1986	25.24	12.96	5.36	9.94
Janus Aspen Mid Cap Growth	September 13, 1993	20.17	18.66	6.95	10.02
Asset Allocation	June 1, 1994	10.34	10.52	5.54	7.45
Balanced	December 18, 1987	4.01	8.98	2.93	7.04
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	2.07	2.67	3.67	5.94
Diversified International	May 2, 1994	14.59	22.53	7.64	8.60
Equity Income (f/k/a Equity Income I)	April 28, 1998	3.23	14.63		8.37
Government & High Quality Bond	April 9, 1987	3.54	1.96	3.82	5.66
International Emerging Markets	October 24, 2000	40.29	37.21		20.93
International SmallCap	May 11,1998	7.82	28.20		13.08
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	3.77	10.30		5.67
LargeCap Growth (f/k/a Growth)	May 2, 1994	21.61	14.51	2.14	6.06
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	7.11	9.86	3.07	8.96
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	3.79	11.01		0.85
LargeCap Value (f/k/a Capital Value)	May 13, 1970	−1.39	11.09	3.40	10.20
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	−4.96	10.87		6.43
MidCap Blend (f/k/a MidCap)	December 18, 1987	8.03	14.89	8.28	12.44
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	9.35	15.28		3.19
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	−2.32	14.24		10.37
Money Market	March 18, 1983	3.54	1.42	2.17
Principal LifeTime 2010	August 30, 2004	2.44			7.96
Principal LifeTime 2020	August 30, 2004	3.56			9.85
Principal LifeTime 2030	August 30, 2004	4.65			10.09
Principal LifeTime 2040	August 30, 2004	5.21			10.86
Principal LifeTime 2050	August 30, 2004	5.29			11.07
Principal LifeTime Strategic Income	August 30, 2004	0.85			6.15
Real Estate Securities	May 1, 1998	−18.77	17.95		11.81
Short-Term Bond	May 1, 2003	1.73			1.10
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	0.33	13.52		3.00
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	3.64	13.14		1.11
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	−10.69	14.67		9.04
SAM Conservative Balanced Portfolio	June 3, 1997	7.31	10.11	7.64	7.60
SAM Conservative Balanced Portfolio	April 23, 1998	6.26	7.81		4.51
SAM Conservative Growth Portfolio	June 3, 1997	7.95	12.15	8.27	8.21
SAM Flexible Income Portfolio	September 9, 1997	4.79	5.84	5.54	5.56
SAM Strategic Growth Portfolio	June 3, 1997	8.25	13.49	9.01	9.11

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

6 CALCULATION OF PERFORMANCE DATA	Principal Variable Annuity
1-800-852-4450

	For Contracts For Contracts with Purchase Payment Credit Rider and
	With Surrender Charge
	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception

AIM V.I. Capital Appreciation	May 5, 1993	1.90	9.41	2.82	6.98
AIM V.I. Core Equity	May 2, 1994	−1.92	9.56	5.86	7.50
AIM V.I. Dynamics	August 25, 1997	2.07	14.76	4.58	4.69
AIM V.I. Global Health Care	May 22, 1997	2.75	8.90	6.47	6.96
AIM V.I. Small Cap Equity	August 29, 2003	3.20			10.35
AIM V.I. Technology	May 21, 1997	−2.33	10.15	0.93	2.09
American Century VP Income & Growth	October 31, 1997	−9.96	9.41	3.89	4.50
American Century VP Ultra	May 1, 2001	10.74	7.62		0.47
American Century VP Value	May 1, 1996	−15.10	8.65	5.63	7.69
Fidelity VIP Contrafund®	January 31, 1995	7.30	14.92	8.42	12.42
Fidelity VIP Equity-Income	November 3, 1986	−8.64	10.23	4.52	8.52
Fidelity VIP Growth	October 31, 1986	16.49	11.52	4.73	9.28
Janus Aspen Mid Cap Growth	September 13, 1993	11.45	17.33	6.32	9.36
Asset Allocation	June 1, 1994	1.67	9.02	4.90	6.80
Balanced	December 18, 1987	−4.61	7.44	2.31	6.40
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	−6.55	0.93	3.05	5.31
Diversified International	May 2, 1994	5.90	21.25	6.99	7.95
Equity Income (f/k/a Equity Income I)	April 28, 1998	−5.39	13.22		7.72
Government & High Quality Bond	April 9, 1987	−5.08	0.18	3.20	5.03
International Emerging Markets	October 24, 2000	31.45	36.04		20.07
International SmallCap	May 1,1998	−0.83	26.97		12.40
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	−4.86	8.80		4.33
LargeCap Growth (f/k/a Growth)	May 2, 1994	12.88	13.10	1.53	5.43
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	−1.53	8.34	2.45	8.31
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	−4.84	9.53		0.24
LargeCap Value (f/k/a Capital Value)	May 13, 1970	−9.99	9.61	2.78	9.54
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	−13.54	9.38		5.10
MidCap Blend (f/k/a MidCap)	December 18, 1987	−0.62	13.49	7.63	11.76
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	0.69	13.89		2.57
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	−10.91	12.83		9.71
Money Market	March 18, 1983	−5.09	−0.38	1.56
Principal LifeTime 2010	August 30, 2004	1.90			7.33
Principal LifeTime 2020	August 30, 2004	3.01			9.22
Principal LifeTime 2030	August 30, 2004	4.10			9.45
Principal LifeTime 2040	August 30, 2004	4.65			10.22
Principal LifeTime 2050	August 30, 2004	4.74			10.43
Principal LifeTime Strategic Income	August 30, 2004	0.31			5.54
Real Estate Securities	May 1, 1998	−27.26	16.61		11.14
Short-Term Bond	May 1, 2003	−6.88			−0.79
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	−8.27	12.09		2.38
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	−4.99	11.71		0.50
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	−19.23	13.26		8.39
SAM Conservative Balanced Portfolio	June 3, 1997	6.75	9.46	7.00	6.96
SAM Conservative Balanced Portfolio	April 23, 1998	5.70	7.18		3.90
SAM Conservative Growth Portfolio	June 3, 1997	7.38	11.49	7.63	7.57
SAM Flexible Income Portfolio	September 9, 1997	4.24	5.23	4.91	4.94
SAM Strategic Growth Portfolio	June 3, 1997	7.68	12.83	8.36	8.47

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

Principal Variable Annuity	CALCULATION OF PERFORMANCE DATA 7
www.principal.com

	For contracts with the Purchase Payment Credit Rider
	Without Surrender Charge
	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception

AIM V.I. Capital Appreciation	May 5, 1993	9.90	10.24	2.82	6.98
AIM V.I. Core Equity	May 2, 1994	6.08	10.38	5.86	7.50
AIM V.I. Dynamics	August 25, 1997	10.07	15.44	4.58	4.69
AIM V.I. Global Health Care	May 22, 1997	9.75	9.74	6.47	6.96
AIM V.I. Small Cap Equity	August 29, 2003	3.20			10.35
AIM V.I. Technology	May 21, 1997	5.67	10.96	0.93	2.09
American Century VP Income & Growth	October 31, 1997	−1.96	10.24	3.89	4.50
American Century VP Ultra	May 1, 2001	18.74	8.50		1.04
American Century VP Value	May 1, 1996	−7.10	9.49	5.63	7.69
Fidelity VIP Contrafund®	January 31, 1995	15.30	15.60	8.42	12.42
Fidelity VIP Equity-Income	November 3, 1986	−0.64	11.03	4.52	8.52
Fidelity VIP Growth	October 31, 1986	24.49	12.29	4.73	9.28
Janus Aspen Mid Cap Growth	September 13, 1993	19.45	17.95	6.32	9.36
Asset Allocation	June 1, 1994	9.67	9.86	4.90	6.80
Balanced	December 18, 1987	3.39	8.32	2.31	6.40
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	1.45	2.06	3.05	5.31
Diversified International	May 2, 1994	13.90	21.80	6.99	7.95
Equity Income (f/k/a Equity Income I)	April 28, 1998	2.61	13.94		7.72
Government & High Quality Bond	April 9, 1987	2.92	1.35	3.20	5.03
International Emerging Markets	October 24, 2000	39.45	36.38		20.21
International SmallCap	May 1, 1998	7.17	27.43		12.40
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	3.14	9.64		5.04
LargeCap Growth (f/k/a Growth)	May 2, 1994	20.88	13.82	1.53	5.43
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	6.47	9.20	2.45	8.31
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	3.16	10.35		0.24
LargeCap Value (f/k/a Capital Value)	May 13, 1970	−1.99	10.43	2.78	9.54
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	−5.54	10.21		5.79
MidCap Blend (f/k/a MidCap)	December 18, 1987	7.38	14.21	7.63	11.76
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	8.69	14.59		2.57
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	−2.91	13.56		9.71
Money Market	March 18, 1983	2.91	0.81	1.56
Principal LifeTime 2010	August 30, 2004	1.90			7.33
Principal LifeTime 2020	August 30, 2004	3.01			9.22
Principal LifeTime 2030	August 30, 2004	4.10			9.45
Principal LifeTime 2040	August 30, 2004	4.65			10.22
Principal LifeTime 2050	August 30, 2004	4.74			10.43
Principal LifeTime Strategic Income	August 30, 2004	0.31			5.54
Real Estate Securities	May 1, 1998	19.26	17.25		11.14
Short-Term Bond	May 1, 2003	1.12			0.50
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	−0.27	12.84		2.38
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	3.01	12.47		0.50
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	11.23	13.98		8.39
SAM Conservative Balanced Portfolio	June 3, 1997	6.75	9.46	7.00	6.96
SAM Conservative Balanced Portfolio	April 23, 1998	5.70	7.18		3.90
SAM Conservative Growth Portfolio	June 3, 1997	7.38	11.49	7.63	7.57
SAM Flexible Income Portfolio	September 9, 1997	4.24	5.23	4.91	4.94
SAM Strategic Growth Portfolio	June 3, 1997	7.68	12.83	8.36	8.47

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

8 CALCULATION OF PERFORMANCE DATA	Principal Variable Annuity
1-800-852-4450

TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement — annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.

Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2006 and beyond.

Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

IRA - Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA

2006	$4,000	$8,000
2007	$4,000	$8,000
2008	$5,000	$10,000

Starting in 2009, limits are indexed for cost-of-living.

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.

For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $156,000 and $166,000 in 2007.

Deductibility of Traditional IRA Contributions for Active Participants
Married Individuals (Filing Jointly)			Single Individual
	Limited	No		Limited	No
Year	Deduction	Deduction	Year	Deduction	Deduction

2007	$83,000	$103,000	2007	$52,000	$62,000
2008	$85,000	$105,000	2008	$53,000	$63,000

An individual may make non-deductible IRA contributions to the extent of the excess of:

1) The lesser of maximum annual contribution or 100% of compensation, over

2) The IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s designated Beneficiary;

Principal Variable Annuity	TAXATION UNDER CERTAIN RETIREMENT PLANS 9
www.principal.com

distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.

Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS

Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 100% of compensation or $46,000 in 2008.

Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.

These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Salary Reduction Simplified Employee Pension Plan (SAR-SEP)
Year	Elective Deferral	Catch-up Contribution

2007	$15,500	$5,000
2008	$15,500	$5,000

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

10 TAXATION UNDER CERTAIN RETIREMENT PLANS	Principal Variable Annuity
1-800-852-4450

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.

These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $7,000 limit in 2002) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $7,000 to a SIMPLE IRA of one employer and participates in a 401(k) plan of another employer would be limited to an elective deferral of $4,000 in 2002 ($11,000 – $7,000) to the 401(k) plan.

The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution
2007 and beyond	$10,500	$2,500	$15,000

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.

Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2006 and beyond.

ROTH IRA - Maximum Annual Contribution
Year	Individual ROTH IRA	Catch-up Contribution

2007	$4,000	$1,000
2008	$5,000	$1,000

Starting in 2009, individual Roth IRA limits are indexed for cost-of-living.

The maximum contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000 (see chart below).

Principal Variable Annuity	TAXATION UNDER CERTAIN RETIREMENT PLANS 11
www.principal.com

If taxable income is recognized on the traditional IRA, and IRA owner (with adjusted gross income of less than $100,000) may convert a traditional IRA into a Roth IRA. All IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

Modified Adjusted Gross Income
Single	Married Filing Joint	ROTH IRA Contribution

$101,000 or less	$159,000 or less	Full Contribution
$101,000 – $116,000	$159,000 – $169,000	Partial Contribution*
$116,000 & over	$169,000 & over	No Contribution

*	Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution.

A person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple are separated and have been living apart for the entire year. Only a partial contribution is allowed if the Modified Adjusted Gross Income is less than $10,000.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59 1/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.

12 TAXATION UNDER CERTAIN RETIREMENT PLANS	Principal Variable Annuity
1-800-852-4450

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Principal Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B [comprised of the AIM V.I. Basic Value Series 1, AIM V.I. Capital Appreciation Series I, AIM V.I. Core Equity Series I, AIM V.I. Dynamics Series I, AIM V.I. Global Health Care Series I, AIM V.I. Small Cap Equity Series I, AIM V.I. Technology Series I, Alliance Bernstein VP Series Small Cap Growth Class A, American Century VP II Inflation Protection, American Century VP II Ultra, American Century VP II Value, American Century VP Income & Growth, American Century VP Ultra, American Century VP Vista, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Dreyfus IP Technology Growth Service Shares, Equity Growth, Equity Income I, Equity Value, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Overseas Service Class 2, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Contrafund Service Class 2, Fidelity VIP III Mid Cap Service Class 2, Goldman Sachs Structured Small Cap Equity Service Class I, Goldman Sachs VIT Mid Cap Value Service Class I, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, Janus Aspen Mid Cap Growth Service Shares, LargeCap Blend, LargeCap Stock Index, LargeCap Value, Lehman Brothers AMT High Income Bond S Class (formerly Neuberger Berman AMT High Income Bond S Class), MidCap, MidCap Growth, MidCap Value, Money Market, Neuberger Berman AMT Fasciano S Class, Neuberger Berman AMT Partners I Class, Neuberger Berman AMT Socially Responsive I Class, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Real Estate Securities, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short Term Bond, SmallCap, SmallCap Growth, SmallCap Value, T. Rowe Price Blue Chip Growth II, T. Rowe Price Health Science II, Templeton Growth Securities Class 2, and West Coast Equity Divisions] as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agents or the performance of other procedures when confirmations were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2007, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 22, 2008

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities
December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$1,478,801	$14,126,223

Liabilities	—	—

Net assets	$1,478,801	$14,126,223

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	11,989,058
The Principal Variable Annuity With Purchase Payment Credit Rider	—	2,137,165
Principal Investment Plus Variable Annuity	905,583	—
Principal Investment Plus Variable Annuity With Purchase Rider	573,218	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$1,478,801	$14,126,223

Investments in shares of mutual funds, at cost	$1,546,123	$12,632,383
Shares of mutual fund owned	116,167	480,975
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	1,097,471
The Principal Variable Annuity With Purchase Payment Credit Rider	—	197,617
Principal Investment Plus Variable Annuity	68,848	—
Principal Investment Plus Variable Annuity With Purchase Rider	44,468	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	10.92
The Principal Variable Annuity With Purchase Payment Credit Rider	—	10.82
Principal Investment Plus Variable Annuity	13.15	—
Principal Investment Plus Variable Annuity With Purchase Rider	12.89	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
42,722,236	2,531,716	8,314,967	2,984,750	4,024,765	—
13,608,607	1,883,952	5,641,908	1,597,988	2,535,892	—
—	—	—	730,699	—	1,213,097
—	—	—	735,693	—	629,907
—	—	—	—	—	—
—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$49,734,520	$3,549,935	$10,034,140	$6,183,042	$5,250,685	$1,649,652
1,935,103	229,505	580,086	389,513	434,481	119,057

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
3,891,550	222,721	685,886	202,149	624,597	—
1,293,604	172,459	484,263	110,434	409,511	—
—	—	—	49,500	—	78,139
—	—	—	50,854	—	41,401
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
10.98	11.37	12.12	14.76	6.44	—
10.52	10.92	11.65	14.47	6.19	—
—	—	—	14.76	—	15.53
—	—	—	14.47	—	15.22
—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Assets
Investments in shares of mutual funds, at market	$77,061,194	$62,388,907

Liabilities	—	—

Net assets	$77,061,194	$62,388,907

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	56,808,611	45,406,762
Principal Investment Plus Variable Annuity With Purchase Rider	20,252,583	16,982,145
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$77,061,194	$62,388,907

Investments in shares of mutual funds, at cost	$74,478,147	$52,751,798
Shares of mutual fund owned	7,304,379	5,173,210
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	5,125,214	3,530,204
Principal Investment Plus Variable Annuity With Purchase Rider	1,864,418	1,347,214
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.09	12.86
Principal Investment Plus Variable Annuity With Purchase Rider	10.87	12.61
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	1,158,270
—	—	—	—	90,511	3,755,151
—	6,347,192	—	—	—	—
—	152,666	—	—	—	—
29,473,401	17,584,995	6,067,080	—	61,860,409	66,462,638
14,910,533	10,062,444	3,587,104	—	12,519,217	14,580,749
—	—	—	1,611,048	6,773,985	—
—	—	—	1,384,873	3,812,859	—

—	—	—	—	—	—
—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$45,838,598	$25,962,743	$7,238,195	$2,516,211	$69,733,479	$75,529,914
5,949,589	4,036,323	794,583	136,178	5,720,039	5,153,286

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	510,307
—	—	—	—	60,832	1,606,929
—	517,437	—	—	—	—
—	13,706	—	—	—	—
2,157,098	1,465,499	561,318	—	2,321,489	3,103,776
1,128,743	872,591	345,334	—	490,278	710,566
—	—	—	86,841	254,218	—
—	—	—	76,171	149,322	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	2.27
—	—	—	—	1.49	2.34
—	12.27	—	—	—	—
—	11.14	—	—	—	—
13.66	12.00	10.81	—	26.65	21.41
13.21	11.53	10.39	—	25.53	20.52
—	—	—	18.55	26.65	—
—	—	—	18.18	25.53	—

—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Capital
	Bond	Value
	Division	Division

Assets
Investments in shares of mutual funds, at market	$358,685,586	$193,783,059

Liabilities	—	—

Net assets	$358,685,586	$193,783,059

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$2,114,967
Pension Builder Plus	—	2,796,200
Pension Builder Plus — Rollover IRA	—	217,301
Personal Variable	366,393	1,563,905
Premier Variable	3,446,850	13,107,918
Principal Freedom Variable Annuity	13,514,084	6,620,838
Principal Freedom 2 Variable Annuity	451,140	537,434
The Principal Variable Annuity	159,957,492	126,845,961
The Principal Variable Annuity With Purchase Payment Credit Rider	61,026,570	22,821,455
Principal Investment Plus Variable Annuity	89,385,350	11,325,420
Principal Investment Plus Variable Annuity With Purchase Rider	30,537,707	5,596,812
Contracts in annuitization period:
Bankers Flexible Annuity	—	3,831
Pension Builder Plus — Rollover IRA	—	231,017

Total net assets	$358,685,586	$193,783,059

Investments in shares of mutual funds, at cost	$354,339,195	$177,833,210
Shares of mutual fund owned	29,990,434	5,584,528
Accumulation units outstanding:
Bankers Flexible Annuity	—	50,029
Pension Builder Plus	—	388,561
Pension Builder Plus — Rollover IRA	—	26,050
Personal Variable	173,929	445,916
Premier Variable	1,589,422	3,613,032
Principal Freedom Variable Annuity	957,485	545,716
Principal Freedom 2 Variable Annuity	42,536	48,073
The Principal Variable Annuity	8,280,846	4,375,735
The Principal Variable Annuity With Purchase Payment Credit Rider	3,296,833	821,539
Principal Investment Plus Variable Annuity	4,627,475	390,697
Principal Investment Plus Variable Annuity With Purchase Rider	1,649,765	201,482
Accumulation unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus	—	7.20
Pension Builder Plus — Rollover IRA	—	8.34
Personal Variable	2.11	3.51
Premier Variable	2.17	3.63
Principal Freedom Variable Annuity	14.11	12.13
Principal Freedom 2 Variable Annuity	10.61	11.18
The Principal Variable Annuity	19.32	28.99
The Principal Variable Annuity With Purchase Payment Credit Rider	18.51	27.78
Principal Investment Plus Variable Annuity	19.32	28.99
Principal Investment Plus Variable Annuity With Purchase Rider	18.51	27.78
Annuitized units outstanding:
Bankers Flexible Annuity	—	91
Pension Builder Plus — Rollover IRA	—	27,695
Annuitized unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus — Rollover IRA	—	8.34
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division	Division

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
1,174,163	—	—	—	—
7,862,988	—	48,295	90,950	—
9,260,503	—	2,651,644	—	—
1,479,351	—	78,307	—	—
203,344,407	—	145,149,757	43,321,309	—
58,835,729	—	28,036,400	14,451,186	—
33,417,217	528,429	6,246,845	114,297,363	3,817,944
10,323,513	489,660	2,805,446	37,315,908	1,704,626

—	—	—	—	—
—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$217,214,922	$916,863	$166,388,727	$210,900,882	$5,825,770
15,029,897	95,865	9,363,193	10,842,481	487,429

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
349,368	—	—	—	—
2,272,963	—	42,194	70,615	—
494,578	—	261,011	—	—
106,903	—	7,718	—	—
6,553,361	—	4,508,105	4,173,952	—
1,978,721	—	908,696	1,400,640	—
1,076,986	38,404	194,048	11,013,049	291,857
347,199	36,312	90,943	3,616,949	132,942

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
3.36	—	—	—	—
3.46	—	1.14	1.29	—
18.72	—	10.15	—	—
13.84	—	10.14	—	—
31.03	—	32.19	10.38	—
29.73	—	30.85	10.32	—
31.03	13.76	32.19	10.38	13.08
29.73	13.49	30.85	10.32	12.82

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$79,977,091	$38,298,842

Liabilities	—	—

Net assets	$79,977,091	$38,298,842

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	44,586,940	29,419,378
The Principal Variable Annuity With Purchase Payment Credit Rider	23,389,825	8,879,464
Principal Investment Plus Variable Annuity	9,572,232	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,428,094	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$79,977,091	$38,298,842

Investments in shares of mutual funds, at cost	$78,570,425	$35,879,137
Shares of mutual fund owned	3,393,173	851,275
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	3,195,627	2,679,963
The Principal Variable Annuity With Purchase Payment Credit Rider	1,733,953	844,113
Principal Investment Plus Variable Annuity	686,110	—
Principal Investment Plus Variable Annuity With Purchase Rider	180,015	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	13.95	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.49	10.52
Principal Investment Plus Variable Annuity	13.95	—
Principal Investment Plus Variable Annuity With Purchase Rider	13.49	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	97,026,740	—	—
—	—	29,315,433	—	—
5,670,506	37,224,821	—	33,920,701	5,705,292
3,400,096	16,133,498	—	8,830,172	1,834,119

—	—	—	—	—
—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$7,444,008	$45,864,771	$117,009,167	$48,025,843	$7,090,592
203,149	2,124,137	4,544,682	1,556,842	211,603

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	5,653,063	—	—
—	—	1,782,376	—	—
376,303	2,012,757	—	2,031,462	321,107
230,235	890,123	—	539,604	105,332

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	17.16	—	—
—	—	16.45	—	—
15.07	18.50	—	16.70	17.77
14.77	18.13	—	16.36	17.41

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$4,625,931	$20,193,137

Liabilities	—	—

Net assets	$4,625,931	$20,193,137

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	3,185,808	14,018,814
Principal Investment Plus Variable Annuity With Purchase Rider	1,440,123	6,174,323
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$4,625,931	$20,193,137

Investments in shares of mutual funds, at cost	$6,029,770	$23,379,869
Shares of mutual fund owned	431,926	1,440,309
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	286,534	925,468
Principal Investment Plus Variable Annuity With Purchase Rider	132,167	415,913
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.12	15.15
Principal Investment Plus Variable Annuity With Purchase Rider	10.90	14.85
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$—	$—	$—	$—	$—
147,897	—	—	—	—
48,120	—	—	—	—
392,855	1,462,071	—	—	—
3,485,480	7,268,465	685,987	217,300	—
6,690,367	—	—	—	—
205,499	—	—	—	—
166,750,038	78,922,318	85,571,701	79,318,384	14,974,015
56,774,190	8,814,825	37,384,230	27,253,154	7,545,020
32,369,082	5,298,345	27,381,069	19,014,737	—
10,528,728	2,434,489	12,654,410	7,788,979	—

—	—	—	—	—
—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$275,383,875	$90,025,203	$101,267,697	$106,585,244	$14,635,236
24,418,333	5,814,761	5,928,193	5,958,633	578,152

—	—	—	—	—
50,870	—	—	—	—
14,929	—	—	—	—
178,777	627,714	—	—	—
1,533,175	3,031,322	152,797	80,598	—
602,995	—	—	—	—
19,151	—	—	—	—
8,742,200	3,513,750	2,056,082	2,385,013	1,608,225
3,106,088	409,547	937,355	855,153	845,653
1,697,042	235,898	657,911	571,760	—
576,031	113,113	317,295	244,407	—

$—	$—	$—	$—	$—
2.91	—	—	—	—
3.22	—	—	—	—
2.20	2.33	—	—	—
2.27	2.40	4.49	2.70	—
11.10	—	—	—	—
10.73	—	—	—	—
19.07	22.46	41.62	33.26	9.31
18.28	21.52	39.88	31.87	8.92
19.07	22.46	41.62	33.26	—
18.28	21.52	39.88	31.87	—

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Assets
Investments in shares of mutual funds, at market	$226,044,097	$154,077,481

Liabilities	—	—

Net assets	$226,044,097	$154,077,481

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	845,659
Principal Freedom Variable Annuity	—	18,225,075
Principal Freedom 2 Variable Annuity	—	703,388
The Principal Variable Annuity	79,677,853	79,595,548
The Principal Variable Annuity With Purchase Payment Credit Rider	38,351,643	32,533,314
Principal Investment Plus Variable Annuity	78,971,086	15,977,106
Principal Investment Plus Variable Annuity With Purchase Rider	29,043,515	6,197,391
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$226,044,097	$154,077,481

Investments in shares of mutual funds, at cost	$195,577,606	$125,843,163
Shares of mutual fund owned	17,954,257	14,226,914
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	660,450
Principal Freedom Variable Annuity	—	1,603,452
Principal Freedom 2 Variable Annuity	—	60,921
The Principal Variable Annuity	5,899,564	7,250,177
The Principal Variable Annuity With Purchase Payment Credit Rider	2,937,167	3,092,442
Principal Investment Plus Variable Annuity	5,847,323	1,455,343
Principal Investment Plus Variable Annuity With Purchase Rider	2,224,336	589,101
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.28
Principal Freedom Variable Annuity	—	11.37
Principal Freedom 2 Variable Annuity	—	11.55
The Principal Variable Annuity	13.51	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.06	10.52
Principal Investment Plus Variable Annuity	13.51	10.98
Principal Investment Plus Variable Annuity With Purchase Rider	13.06	10.52
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division	Division	Division	Division

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659
—		—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	1,889,285	—	—
—	—	8,116,750	24,834	220,722
—	—	5,946,684	1,762,628	8,834,505
—	—	328,677	144,465	381,435
68,121,516	—	241,994,438	36,490,920	47,005,288
28,591,101	—	52,600,892	14,988,221	23,600,115
69,089,869	2,950,378	50,655,755	4,540,638	33,642,379
24,891,470	1,143,304	18,631,483	2,032,163	11,524,215
—	—	—	—	—
—	—	—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$171,674,685	$4,416,560	$320,243,189	$50,194,596	$122,313,501
14,156,938	444,965	9,040,760	5,166,569	8,221,186
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	428,451	—	—
—	—	1,787,866	17,181	122,707
—	—	270,552	116,275	354,039
—	—	27,393	12,819	35,655
4,873,916	—	5,827,023	2,665,654	2,832,384
2,115,855	—	1,321,733	1,142,587	1,479,723
4,943,283	277,229	1,219,769	331,700	2,027,215
1,842,099	109,573	468,172	154,920	722,579
$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	4.41	—	—
—	—	4.54	1.45	1.80
—	—	21.98	15.16	24.95
—	—	12.00	11.27	10.70
13.98	—	41.53	13.69	16.60
13.51	—	39.80	13.12	15.95
13.98	10.64	41.53	13.69	16.60
13.51	10.43	39.80	13.12	15.95
—	—	—	—	—
—	—	—	—	—
$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$131,678,693	$3,110,588
Liabilities	—	—

Net assets	$131,678,693	$3,110,588

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	168,035	—
Pension Builder Plus — Rollover IRA	7,632	—
Personal Variable	495,306	—
Premier Variable	5,625,556	—
Principal Freedom Variable Annuity	5,871,270	—
Principal Freedom 2 Variable Annuity	311,373	—
The Principal Variable Annuity	71,583,264	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,743,844	—
Principal Investment Plus Variable Annuity	12,760,454	1,873,564
Principal Investment Plus Variable Annuity With Purchase Rider	8,111,959	1,237,024
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$131,678,693	$3,110,588

Investments in shares of mutual funds, at cost	$131,678,692	$3,129,521
Shares of mutual fund owned	131,678,693	214,523
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	73,132	—
Pension Builder Plus — Rollover IRA	3,035	—
Personal Variable	306,206	—
Premier Variable	3,359,482	—
Principal Freedom Variable Annuity	478,206	—
Principal Freedom 2 Variable Annuity	29,070	—
The Principal Variable Annuity	5,015,103	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,955,251	—
Principal Investment Plus Variable Annuity	894,286	163,035
Principal Investment Plus Variable Annuity With Purchase Rider	593,262	109,840
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	2.30	—
Pension Builder Plus — Rollover IRA	2.52	—
Personal Variable	1.62	—
Premier Variable	1.68	—
Principal Freedom Variable Annuity	12.28	—
Principal Freedom 2 Variable Annuity	10.72	—
The Principal Variable Annuity	14.28	—
The Principal Variable Annuity With Purchase Payment Credit Rider	13.68	—
Principal Investment Plus Variable Annuity	14.28	11.49
Principal Investment Plus Variable Annuity With Purchase Rider	13.68	11.26
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

—		—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	1,650,892	3,631,950	6,135,187	2,945,578
—	—	767,071	297,504	192,094	92,422
—	—	—	69,868	107,093	18,037
5,352,654	3,833,558	15,203,106	32,265,032	122,569,742	15,685,493
1,800,941	855,317	3,161,603	7,024,204	44,287,614	5,600,695

—	—	—	—	—	—
—	—	—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$7,375,916	$4,312,951	$19,956,633	$40,834,730	$160,525,443	$22,595,905
344,420	261,802	1,714,742	3,345,329	12,503,011	1,739,973

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	152,369	325,661	534,943	254,967
—	—	62,858	23,044	14,040	6,707
—	—	—	5,517	7,980	1,334
327,268	264,920	1,245,814	2,498,981	8,958,593	1,138,196
112,357	60,312	264,315	555,035	3,302,412	414,623

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	10.84	11.15	11.47	11.55
—	—	12.20	12.91	13.68	13.78
—	—	11.97	12.66	13.42	13.52
16.36	14.47	12.20	12.91	13.68	13.78
16.03	14.18	11.96	12.65	13.41	13.51

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Assets
Investments in shares of mutual funds, at market	$11,106,688	$5,959,809

Liabilities	—	—

Net assets	$11,106,688	$5,959,809

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	515,182	224,691
The Principal Variable Annuity	33,279	29,822
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	7,828,560	3,845,053
Principal Investment Plus Variable Annuity With Purchase Rider	2,729,667	1,860,243
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$11,106,688	$5,959,809

Investments in shares of mutual funds, at cost	$10,360,531	$5,518,938
Shares of mutual fund owned	772,908	411,589
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	44,338	19,303
The Principal Variable Annuity	2,359	2,101
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	554,945	270,878
Principal Investment Plus Variable Annuity With Purchase Rider	197,410	133,701
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	11.62	11.64
The Principal Variable Annuity	14.11	14.20
The Principal Variable Annuity With Purchase Payment Credit Rider	13.84	13.92
Principal Investment Plus Variable Annuity	14.11	14.20
Principal Investment Plus Variable Annuity With Purchase Rider	13.83	13.91
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
174,010	—	—	—	—	—
—	—	—	—	—	—
229,876	27,326	—	71,254	—	8,998
66,662,671	1,039,733	267,455	562,357	54,746	459,766
32,929,206	262,219	341,773	247,659	198,968	62,333
12,249,615	24,049,179	6,165,159	4,223,692	1,113,288	4,134,520
4,669,909	9,936,171	1,886,359	1,796,811	151,956	2,120,606

—	—	—	—	—	—
—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$102,694,158	$35,137,494	$8,561,441	$6,869,404	$1,503,765	$6,752,045
6,134,066	1,842,182	662,643	325,863	105,777	283,824

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
66,740	—	—	—	—	—
—	—	—	—	—	—
22,697	2,644	—	6,895	—	871
2,254,296	100,812	26,003	54,523	5,356	44,602
1,162,019	25,508	33,338	24,091	19,529	6,067
414,251	2,331,810	599,409	409,511	108,913	401,096
164,798	967,299	184,142	174,914	14,926	206,553

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
2.61	—	—	—	—	—
—	—	—	—	—	—
10.13	10.33	10.31	10.34	10.24	10.33
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.28	10.25	10.28	10.19	10.27
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.27	10.24	10.27	10.18	10.27

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Assets
Investments in shares of mutual funds, at market	$152,977,990	$65,211,820

Liabilities	—	—

Net assets	$152,977,990	$65,211,820

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	73,555
Principal Freedom Variable Annuity	4,658,958	5,810,056
Principal Freedom 2 Variable Annuity	75,516	135,975
The Principal Variable Annuity	35,979,174	43,972,465
The Principal Variable Annuity With Purchase Payment Credit Rider	14,154,737	15,219,769
Principal Investment Plus Variable Annuity	72,917,304	—
Principal Investment Plus Variable Annuity With Purchase Rider	25,192,301	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$152,977,990	$65,211,820

Investments in shares of mutual funds, at cost	$150,900,954	$57,415,370
Shares of mutual fund owned	14,953,860	6,640,715
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	55,331
Principal Freedom Variable Annuity	434,870	341,020
Principal Freedom 2 Variable Annuity	7,161	12,910
The Principal Variable Annuity	3,421,078	3,268,682
The Principal Variable Annuity With Purchase Payment Credit Rider	1,383,815	1,180,641
Principal Investment Plus Variable Annuity	6,932,716	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,462,664	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.33
Principal Freedom Variable Annuity	10.71	17.04
Principal Freedom 2 Variable Annuity	10.55	10.53
The Principal Variable Annuity	10.52	13.45
The Principal Variable Annuity With Purchase Payment Credit Rider	10.23	12.89
Principal Investment Plus Variable Annuity	10.52	—
Principal Investment Plus Variable Annuity With Purchase Rider	10.23	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139
—		—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
30,561	147,989	—	—	—	—
1,411,858	—	—	—	2,663,092	—
200,697	381,952	—	—	—	22,127
31,467,362	51,397,743	—	—	—	—
8,408,070	21,136,975	—	—	—	—
4,656,601	37,987,411	1,203,201	2,873,409	—	961,346
1,681,152	12,257,968	668,397	984,388	—	449,666
—	—	—	—	—	—
—	—	—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$51,972,568	$121,199,488	$1,637,891	$3,617,035	$2,199,736	$1,430,118
4,216,414	7,859,148	159,966	280,976	172,480	57,029
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
36,692	81,701	—	—	—	—
140,378	—	—	—	138,378	—
19,386	39,331	—	—	—	2,132
2,821,210	2,213,411	—	—	—	—
786,683	949,884	—	—	—	—
417,501	1,635,939	86,697	181,449	—	92,800
157,298	550,878	49,143	63,429	—	43,582
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
0.83	1.81	—	—	—	—
10.06	—	—	—	19.25	—
10.35	9.71	—	—	—	10.38
11.15	23.22	—	—	—	—
10.69	22.25	—	—	—	—
11.15	23.22	13.88	15.84	—	10.36
10.69	22.25	13.60	15.52	—	10.32
—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Investment income (loss)
Income:
Dividends	$9,541	$—

Expenses:
Mortality and expense risks	20,939	189,057
Separate account rider charges	3,290	13,599

Net investment income (loss)	(14,688)	(202,656)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	26,757	226,433
Capital gains distributions	88,946	—

Total realized gains (losses) on investments	115,703	226,433

Change in net unrealized appreciation or depreciation of investments	(99,322)	1,505,901

Net increase (decrease) in net assets resulting from operations	$1,693	$1,529,678

See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$636,615	$—	$—	$2,574	$—	$—

760,752	50,193	176,129	56,326	79,797	16,069
84,883	9,781	33,498	10,730	14,750	2,498

(209,020)	(59,974)	(209,627)	(64,482)	(94,547)	(18,567)

1,172,864	279,603	536,422	11,184	236,183	22,733
—	—	—	172,210	—	—

1,172,864	279,603	536,422	183,394	236,183	22,733

3,021,327	87,946	1,023,437	(156,803)	224,475	121,216

$3,985,171	$307,575	$1,350,232	$(37,891)	$366,111	$125,382

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Investment income (loss)
Income:
Dividends	$2,861,085	$—

Expenses:
Mortality and expense risks	802,474	664,878
Separate account rider charges	105,819	91,315

Net investment income (loss)	1,952,792	(756,193)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	127,965	1,043,567
Capital gains distributions	—	—

Total realized gains (losses) on investments	127,965	1,043,567

Change in net unrealized appreciation or depreciation of investments	3,279,333	9,418,363

Net increase (decrease) in net assets resulting from operations	$5,360,090	$9,705,737

See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$726,465	$701,875	$—	$—	$1,178,070	$2,348,702

630,148	446,199	114,764	19,474	1,064,387	1,098,368
103,029	64,449	19,678	3,945	94,515	91,446

(6,712)	191,227	(134,442)	(23,419)	19,168	1,158,888

277,390	1,336,790	304,911	44,568	2,472,242	1,688,290
4,151,144	—	—	—	3,721,151	—

4,428,534	1,336,790	304,911	44,568	6,193,393	1,688,290

(7,540,424)	(1,954,567)	1,426,049	429,027	2,070,338	780,339

$(3,118,602)	$(426,550)	$1,596,518	$450,176	$8,282,899	$3,627,517

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Capital
	Bond	Value
	Division	Division

Investment income (loss)
Income:
Dividends	$14,573,462	$3,358,543

Expenses:
Mortality and expense risks	4,209,394	2,459,474
Separate account rider charges	535,358	177,538

Net investment income (loss)	9,828,710	721,531

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	325,412	4,406,348
Capital gains distributions	—	12,119,288

Total realized gains (losses) on investments	325,412	16,525,636

Change in net unrealized appreciation or depreciation of investments	(3,419,562)	(19,654,871)

Net increase (decrease) in net assets resulting from operations	$6,734,560	$(2,407,704)

(1)	Commenced operations January 5, 2007.
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division (1)	Division

$2,903,625	$—	$999,680	$1,750,766	$105,407

3,855,733	8,266	2,375,069	2,276,195	58,691
403,806	1,591	178,373	280,353	8,943

(1,355,914)	(9,857)	(1,553,762)	(805,782)	37,773

12,935,206	5,389	2,923,216	171,284	37,512
28,147,991	—	—	8,141,894	457,678

41,083,197	5,389	2,923,216	8,313,178	495,190

2,160,512	81,730	11,443,127	(1,424,166)	(699,988)

$41,887,795	$77,262	$12,812,581	$6,083,230	$(167,025)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Investment income (loss)
Income:
Dividends	$1,340,243	$222,244

Expenses:
Mortality and expense risks	1,036,509	445,201
Separate account rider charges	164,639	48,814

Net investment income (loss)	139,095	(271,771)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,033,935	(467,048)
Capital gains distributions	6,758,056	31,563

Total realized gains (losses) on investments	7,791,991	(435,485)

Change in net unrealized appreciation or depreciation of investments	(8,223,571)	8,565,958

Net increase (decrease) in net assets resulting from operations	$(292,485)	$7,858,702

See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$20,574	$1,324,159	$1,021,423	$296,506	$29,664

82,338	554,578	1,548,627	401,589	73,619
16,306	82,735	169,007	41,397	9,660

(78,070)	686,846	(696,211)	(146,480)	(53,615)

96,272	487,999	3,617,902	87,183	14,113
5,618	2,492,498	30,529,377	10,111,415	439,216

101,890	2,980,497	34,147,279	10,198,598	453,329

1,394,319	2,377,483	(15,403,916)	(5,496,196)	278,037

$1,418,139	$6,044,826	$18,047,152	$4,555,922	$677,751

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Investment income (loss)
Income:
Dividends	$19,537	$159,401

Expenses:
Mortality and expense risks	57,569	211,227
Separate account rider charges	9,095	33,054

Net investment income (loss)	(47,127)	(84,880)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(38,225)	2,571
Capital gains distributions	506,556	2,949,699

Total realized gains (losses) on investments	468,331	2,952,270

Change in net unrealized appreciation or depreciation of investments	(1,329,970)	(2,895,642)

Net increase (decrease) in net assets resulting from operations	$(908,766)	$(28,252)

See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$12,749,671	$165,305	$1,248,338	$2,072,227	$14,623

3,414,398	1,180,556	1,671,009	1,757,634	264,955
404,237	62,417	249,370	218,335	44,702

8,931,036	(1,077,668)	(672,041)	96,258	(295,034)

(45,887)	482,673	4,992,208	6,187,361	1,136,981
—	—	10,693,511	23,439,360	115,579

(45,887)	482,673	15,685,719	29,626,721	1,252,560

556,134	20,008,519	29,138,150	(19,945,496)	2,816,020

$9,441,283	$19,413,524	$44,151,828	$9,777,483	$3,773,546

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Investment income (loss)
Income:
Dividends	$1,442,215	$2,169,087

Expenses:
Mortality and expense risks	2,669,873	1,879,436
Separate account rider charges	393,009	233,662

Net investment income (loss)	(1,620,667)	55,989

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,592,284	4,337,636
Capital gains distributions	7,235,356	—

Total realized gains (losses) on investments	9,827,640	4,337,636

Change in net unrealized appreciation or depreciation of investments	(1,358,796)	1,288,344

Net increase (decrease) in net assets resulting from operations	$6,848,177	$5,681,969

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division (1)	Division	Division	Division

$2,375,063	$296,997	$2,358,176	$68,261	$819,050

2,348,504	39,576	4,749,944	749,538	1,559,188
321,560	5,779	426,503	103,314	217,143

(295,001)	251,642	(2,818,271)	(784,591)	(957,281)

3,351,774	389	9,795,554	1,826,915	1,704,245
6,509,663	—	34,772,491	7,733,921	10,572,398

9,861,437	389	44,568,045	9,560,836	12,276,643

(19,916,705)	(292,889)	(12,610,018)	(3,576,354)	(14,908,849)

$(10,350,269)	$(40,858)	$29,139,756	$5,199,891	$(3,589,487)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Investment income (loss)
Income:
Dividends	$5,453,712	$—

Expenses:
Mortality and expense risks	1,363,788	33,178
Separate account rider charges	176,227	6,315

Net investment income (loss)	3,913,697	(39,493)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	—	7,377
Capital gains distributions	—	21,638

Total realized gains (losses) on investments	—	29,015

Change in net unrealized appreciation or depreciation of investments	—	(50,780)

Net increase (decrease) in net assets resulting from operations	$3,913,697	$(61,258)

See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$42,123	$3,610	$215,594	$407,058	$689,696	$65,844

73,846	43,651	203,453	436,188	1,707,321	225,768
10,066	4,160	16,562	37,657	215,158	27,558

(41,789)	(44,201)	(4,421)	(66,787)	(1,232,783)	(187,482)

12,119	57,320	109,746	349,025	289,976	116,288
659,167	13,577	141,141	369,282	869,493	124,082

671,286	70,897	250,887	718,307	1,159,469	240,370

(200,086)	133,693	(222,644)	(131,502)	3,221,698	572,827

$429,411	$160,389	$23,822	$520,018	$3,148,384	$625,715

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Investment income (loss)
Income:
Dividends	$23,187	$10,621

Expenses:
Mortality and expense risks	95,357	62,062
Separate account rider charges	12,218	9,711

Net investment income (loss)	(84,388)	(61,152)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	52,740	71,399
Capital gains distributions	35,216	25,080

Total realized gains (losses) on investments	87,956	96,479

Change in net unrealized appreciation or depreciation of investments	235,751	170,452

Net increase (decrease) in net assets resulting from operations	$239,319	$205,779

(1)	Commenced operations May 1, 2007.
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Convervative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division (1)	Division (1)	Division (1)	Division (1)	Division (1)

$1,292,558	$4,740	$7,528	$12,736	$2,072	$4,363

1,975,988	77,612	24,153	21,987	3,093	24,522
298,551	14,021	2,354	3,806	209	4,336

(981,981)	(86,893)	(18,979)	(13,057)	(1,230)	(24,495)

13,963,173	(3,105)	1,049	(1,188)	234	291
17,844,497	—	2,810	—	662	—

31,807,670	(3,105)	3,859	(1,188)	896	291

(61,203,593)	177,134	99,305	32,369	15,193	34,178

$(30,377,904)	$87,136	$84,185	$18,124	$14,859	$9,974

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Investment income (loss)
Income:
Dividends	$4,559,772	$218,599

Expenses:
Mortality and expense risks	1,698,902	870,974
Separate account rider charges	222,238	100,216

Net investment income (loss)	2,638,632	(752,591)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	199,277	1,993,267
Capital gains distributions	—	7,620,627

Total realized gains (losses) on investments	199,277	9,613,894

Change in net unrealized appreciation or depreciation of investments	(775,739)	(8,429,214)

Net increase (decrease) in net assets resulting from operations	$2,062,170	$432,089

(1)	Commenced operations May 1, 2007.
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division (1)

$—	$461,510	$1,470	$—	$38,400	$304

621,889	1,631,843	16,492	35,389	24,678	3,959
61,491	217,252	3,039	4,781	—	619

(683,380)	(1,387,585)	(18,061)	(40,170)	13,722	(4,274)

(819,858)	2,891,952	10,147	104,068	105,817	(946)
—	9,364,341	—	277,609	122,524	1,410

(819,858)	12,256,293	10,147	381,677	228,341	464

3,245,872	(25,656,037)	132,923	70,965	(194,563)	3,021

$1,742,634	$(14,787,329)	$125,009	$412,472	$47,500	$(789)

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Basic Value
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(14,688)	$(3,659)
Total realized gains (losses) on investments	115,703	32,933
Change in net unrealized appreciation or depreciation of investments	(99,322)	28,074

Net increase (decrease) in net assets resulting from operations	1,693	57,348

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,291,953	868,110
Administration charges	(4)	—
Contingent sales charges	(2,450)	(90)
Contract terminations	(67,829)	(2,061)
Death benefit payments	—	—
Flexible withdrawal option payments	(5,282)	(1,240)
Transfer payments to other contracts	(812,080)	(3,441)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	404,308	861,278

Total increase (decrease)	406,001	918,626

Net assets at beginning of period	1,072,800	154,174

Net assets at end of period	$1,478,801	$1,072,800

(1)	Commenced operations April 28, 2006

See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Dynamics
Series I		Series I		Series I
Division (1)		Division		Division
2007	2006	2007	2006	2007	2006

$(202,656)	$(134,928)	$(209,020)	$(387,087)	$(59,974)	$(42,914)
226,433	(124,545)	1,172,864	(195,530)	279,603	182,101
1,505,901	(12,061)	3,021,327	7,447,457	87,946	234,675

1,529,678	(271,534)	3,985,171	6,864,840	307,575	373,862

816,837	18,577,053	2,938,682	33,298,037	2,730,901	1,153,356
(4,239)	(2,245)	(18,949)	(15,934)	(762)	(501)
(19,996)	(19,606)	(69,263)	(74,585)	(3,924)	(1,985)
(1,830,974)	(1,480,327)	(6,342,151)	(5,631,607)	(359,277)	(149,874)
(124,976)	(30,769)	(265,184)	(179,214)	(6,566)	(4,814)
(215,382)	(164,626)	(919,479)	(863,943)	(50,755)	(38,676)
(1,606,543)	(1,026,128)	(4,805,844)	(4,856,530)	(1,269,505)	(821,442)
—	—	—	—	—	—

(2,985,273)	15,853,352	(9,482,188)	21,676,224	1,040,112	136,064

(1,455,595)	15,581,818	(5,497,017)	28,541,064	1,347,687	509,926

15,581,818	—	61,827,860	33,286,796	3,067,981	2,558,055

$14,126,223	$15,581,818	$56,330,843	$61,827,860	$4,415,668	$3,067,981

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Global
	Health Care
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(209,627)	$(209,509)
Total realized gains (losses) on investments	536,422	404,387
Change in net unrealized appreciation or depreciation of investments	1,023,437	302,110

Net increase (decrease) in net assets resulting from operations	1,350,232	496,988

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,465,691	1,935,468
Administration charges	(4,020)	(3,518)
Contingent sales charges	(9,952)	(11,055)
Contract terminations	(911,294)	(834,732)
Death benefit payments	(14,796)	(22,442)
Flexible withdrawal option payments	(140,658)	(139,277)
Transfer payments to other contracts	(1,635,349)	(1,840,171)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,250,378)	(915,727)

Total increase (decrease)	99,854	(418,739)

Net assets at beginning of period	13,857,021	14,275,760

Net assets at end of period	$13,956,875	$13,857,021

See accompanying notes.

				Alliance Bernstein
AIM V.I.				VP Series
Small Cap		AIM V.I.		Small Cap
Equity		Technology		Growth
Series I		Series I		Class A
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(64,482)	$(5,207)	$(94,547)	$(91,380)	$(18,567)	$(8,842)
183,394	30,103	236,183	188,539	22,733	929
(156,803)	16,481	224,475	375,772	121,216	55,846

(37,891)	41,377	366,111	472,931	125,382	47,933

6,314,875	598,904	1,524,700	1,511,964	937,217	750,260
(868)	(30)	(881)	(712)	(67)	(25)
(3,581)	(239)	(3,393)	(6,352)	(1,828)	(286)
(270,790)	(5,463)	(310,724)	(479,588)	(50,604)	(6,534)
(8,279)	—	—	(1,831)	—	(2,264)
(20,725)	(159)	(90,068)	(85,125)	(7,306)	(1,468)
(698,436)	(19,431)	(1,073,021)	(1,508,546)	(153,826)	(64,650)
—	—	—	—	—	—

5,312,196	573,582	46,613	(570,190)	723,586	675,033

5,274,305	614,959	412,724	(97,259)	848,968	722,966

774,825	159,866	6,147,933	6,245,192	994,036	271,070

$6,049,130	$774,825	$6,560,657	$6,147,933	$1,843,004	$994,036

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP II
	Inflation
	Protection
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$1,952,792	$639,544
Total realized gains (losses) on investments	127,965	(8,042)
Change in net unrealized appreciation or depreciation of investments	3,279,333	(488,574)

Net increase (decrease) in net assets resulting from operations	5,360,090	142,928

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	36,032,785	37,947,828
Administration charges	(363,624)	(132,824)
Contingent sales charges	(51,368)	(22,616)
Contract terminations	(1,422,130)	(517,029)
Death benefit payments	(326,003)	(20,676)
Flexible withdrawal option payments	(773,981)	(370,537)
Transfer payments to other contracts	(10,055,940)	(6,579,874)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	23,039,739	30,304,272

Total increase (decrease)	28,399,829	30,447,200

Net assets at beginning of period	48,661,365	18,214,165

Net assets at end of period	$77,061,194	$48,661,365

See accompanying notes.

				American
American		American		Century VP
Century VP II		Century VP II		Income &
Ultra		Value		Growth
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(756,193)	$(392,773)	$(6,712)	$(122,109)	$191,227	$168,097
1,043,567	(7,464)	4,428,534	3,903,691	1,336,790	823,225
9,418,363	(279,227)	(7,540,424)	3,397,417	(1,954,567)	4,264,066

9,705,737	(679,464)	(3,118,602)	7,178,999	(426,550)	5,255,388

24,849,593	34,022,878	6,145,896	9,032,918	2,726,990	4,209,364
(337,790)	(123,722)	(11,352)	(8,861)	(5,182)	(4,492)
(41,883)	(17,642)	(32,190)	(33,303)	(24,549)	(23,586)
(1,159,525)	(403,333)	(2,947,527)	(2,514,552)	(2,751,384)	(2,396,157)
(296,989)	(7,302)	(226,134)	(157,182)	(180,180)	(215,894)
(612,502)	(317,125)	(473,536)	(415,415)	(518,812)	(517,452)
(10,960,316)	(6,767,373)	(5,517,684)	(4,239,478)	(3,013,936)	(3,234,795)
—	—	—	—	—	—

11,440,588	26,386,381	(3,062,527)	1,664,127	(3,767,053)	(2,183,012)

21,146,325	25,706,917	(6,181,129)	8,843,126	(4,193,603)	3,072,376
41,242,582	15,535,665	50,565,063	41,721,937	38,340,900	35,268,524

$62,388,907	$41,242,582	$44,383,934	$50,565,063	$34,147,297	$38,340,900

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP
	Ultra
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(134,442)	$(140,978)
Total realized gains (losses) on investments	304,911	163,057
Change in net unrealized appreciation or depreciation of investments	1,426,049	(499,141)

Net increase (decrease) in net assets resulting from operations	1,596,518	(477,062)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,100,781	1,209,485
Administration charges	(1,927)	(1,489)
Contingent sales charges	(6,626)	(7,775)
Contract terminations	(606,678)	(587,082)
Death benefit payments	(64,742)	(15,892)
Flexible withdrawal option payments	(105,664)	(111,017)
Transfer payments to other contracts	(1,703,616)	(1,175,202)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,388,472)	(688,972)

Total increase (decrease)	208,046	(1,166,034)

Net assets at beginning of period	9,446,138	10,612,172

Net assets at end of period	$9,654,184	$9,446,138

See accompanying notes.

American
Century VP		Asset
Vista		Allocation		Balanced
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(23,419)	$(7,674)	$19,168	$(472,054)	$1,158,888	$1,124,850
44,568	1,209	6,193,393	2,644,465	1,688,290	809,832
429,027	37,166	2,070,338	6,670,543	780,339	6,941,213

450,176	30,701	8,282,899	8,842,954	3,627,517	8,875,895
2,235,369	500,357	11,905,867	10,651,493	8,509,576	8,056,522
(68)	(9)	(55,393)	(32,578)	(32,194)	(33,736)
(4,919)	(524)	(104,478)	(126,352)	(98,008)	(152,196)
(136,191)	(11,987)	(9,197,293)	(9,622,485)	(9,835,167)	(14,018,307)
—	—	(459,264)	(322,443)	(1,092,383)	(785,944)
(6,364)	(1,840)	(1,755,399)	(1,757,125)	(1,870,753)	(1,970,221)
(235,968)	(136,073)	(7,781,206)	(7,657,393)	(5,572,117)	(6,153,158)
—	—	—	—	—	—

1,851,859	349,924	(7,447,166)	(8,866,883)	(9,991,046)	(15,057,040)

2,302,035	380,625	835,733	(23,929)	(6,363,529)	(6,181,145)
693,886	313,261	84,221,248	84,245,177	92,320,337	98,501,482

$2,995,921	$693,886	$85,056,981	$84,221,248	$85,956,808	$92,320,337

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$9,828,710	$7,369,517
Total realized gains (losses) on investments	325,412	(232,926)
Change in net unrealized appreciation or depreciation of investments	(3,419,562)	2,580,027

Net increase (decrease) in net assets resulting from operations	6,734,560	9,716,618

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	94,180,424	94,706,932
Administration charges	(520,854)	(227,906)
Contingent sales charges	(280,068)	(311,922)
Contract terminations	(22,228,581)	(25,211,017)
Death benefit payments	(1,326,465)	(1,095,212)
Flexible withdrawal option payments	(6,506,053)	(6,089,439)
Transfer payments to other contracts	(31,160,779)	(32,179,147)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	32,157,624	29,592,289

Total increase (decrease)	38,892,184	39,308,907

Net assets at beginning of period	319,793,402	280,484,495

Net assets at end of period	$358,685,586	$319,793,402

See accompanying notes

				Dreyfus IP
Capital		Diversified		Technology Growth
Value		International		Service Shares
Division		Division		Division
2007	2006	2007	2006	2007	2006
$721,531	$680,793	$(1,355,914)	$(353,327)	$(9,857)	$(4,573)
16,525,636	19,959,483	41,083,197	14,573,470	5,389	(2,435)
(19,654,871)	13,835,149	2,160,512	45,587,524	81,730	13,971

(2,407,704)	34,475,425	41,887,795	59,807,667	77,262	6,963

23,308,698	24,644,269	61,350,625	60,826,753	596,194	333,208
(109,840)	(85,479)	(152,360)	(109,174)	(38)	(30)
(196,128)	(281,880)	(281,431)	(272,126)	(511)	(215)
(20,797,498)	(27,460,698)	(26,602,667)	(24,718,759)	(14,157)	(4,904)
(872,908)	(758,218)	(910,903)	(810,450)	—	—
(2,956,918)	(3,000,399)	(2,852,527)	(2,417,251)	—	—
(15,803,050)	(12,343,306)	(37,471,969)	(29,752,655)	(92,383)	(42,742)
(31,978)	(29,273)	—	—	—	—

(17,459,622)	(19,314,984)	(6,921,232)	2,746,338	489,105	285,317

(19,867,326)	15,160,441	34,966,563	62,554,005	566,367	292,280

213,650,385	198,489,944	290,731,308	228,177,303	451,722	159,442

$193,783,059	$213,650,385	$325,697,871	$290,731,308	$1,018,089	$451,722

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Equity
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(1,553,762)	$(2,389,555)
Total realized gains (losses) on investments	2,923,216	(806,811)
Change in net unrealized appreciation or depreciation of investments	11,443,127	11,159,020

Net increase (decrease) in net assets resulting from operations	12,812,581	7,962,654

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	31,951,753	16,402,557
Administration charges	(58,316)	(58,784)
Contingent sales charges	(234,532)	(291,847)
Contract terminations	(21,245,633)	(21,927,878)
Death benefit payments	(799,204)	(629,787)
Flexible withdrawal option payments	(2,106,430)	(2,048,902)
Transfer payments to other contracts	(15,053,442)	(14,876,321)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(7,545,804)	(23,430,962)

Total increase (decrease)	5,266,777	(15,468,308)

Net assets at beginning of period	179,749,917	195,218,225

Net assets at end of period	$185,016,694	$179,749,917

(1)	Commenced operations January 5, 2007.
See accompanying notes.

			Fidelity VIP
			Equity-Income
Equity	Equity		Service
Income I	Value		Class 2
Division (1)	Division		Division
2007	2007	2006	2007	2006
$(805,782)	$37,773	$8,967	$139,095	$1,032,534
8,313,178	495,190	46,022	7,791,991	8,831,661
(1,424,166)	(699,988)	411,946	(8,223,571)	1,495,173

6,083,230	(167,025)	466,935	(292,485)	11,359,368
234,633,226	2,484,414	2,659,094	16,740,652	15,284,014
(648,089)	(20,354)	(8,122)	(18,666)	(13,052)
(162,291)	(4,529)	(467)	(59,372)	(47,741)
(8,659,683)	(125,396)	(10,680)	(4,913,793)	(3,464,029)
(850,396)	—	—	(495,845)	(211,352)
(2,550,132)	(41,430)	(17,393)	(774,247)	(656,130)
(18,369,149)	(530,517)	(672,960)	(7,383,477)	(4,984,308)
—	—	—	—	—

203,393,486	1,762,188	1,949,472	3,095,252	5,907,402

209,476,716	1,595,163	2,416,407	2,802,767	17,266,770
—	3,927,407	1,511,000	77,174,324	59,907,554

$209,476,716	$5,522,570	$3,927,407	$79,977,091	$77,174,324

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(271,771)	$(384,965)
Total realized gains (losses) on investments	(435,485)	(1,687,364)
Change in net unrealized appreciation or depreciation of investments	8,565,958	3,854,234

Net increase (decrease) in net assets resulting from operations	7,858,702	1,781,905

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,460,859	3,066,061
Administration charges	(10,911)	(9,332)
Contingent sales charges	(40,870)	(49,910)
Contract terminations	(3,742,336)	(3,768,487)
Death benefit payments	(207,561)	(89,237)
Flexible withdrawal option payments	(339,888)	(394,785)
Transfer payments to other contracts	(4,468,309)	(4,985,354)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(3,349,016)	(6,231,044)

Total increase (decrease)	4,509,686	(4,449,139)

Net assets at beginning of period	33,789,156	38,238,295

Net assets at end of period	$38,298,842	$33,789,156

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP II
Growth		Overseas		Contrafund
Service		Service		Service
Class 2		Class 2		Class
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(78,070)	$(38,660)	$686,846	$(218,957)	$(696,211)	$(299,091)
101,890	3,267	2,980,497	185,499	34,147,279	11,449,200
1,394,319	186,391	2,377,483	3,744,132	(15,403,916)	(364,828)

1,418,139	150,998	6,044,826	3,710,674	18,047,152	10,785,281
4,586,608	3,075,629	21,422,953	24,282,769	17,185,239	23,146,783
(913)	(315)	(178,233)	(65,330)	(31,865)	(34,780)
(8,319)	(3,691)	(38,934)	(18,630)	(127,082)	(119,157)
(230,298)	(84,384)	(1,077,892)	(425,913)	(11,636,456)	(8,997,003)
(1,392)	—	(180,041)	(14,761)	(414,578)	(323,928)
(16,920)	(3,699)	(432,217)	(198,989)	(1,542,951)	(1,513,689)
(1,040,964)	(78,955)	(7,202,311)	(4,366,018)	(13,615,013)	(10,927,456)
—	—	—	—	—	—

3,287,802	2,904,585	12,313,325	19,193,128	(10,182,706)	1,230,770

4,705,941	3,055,583	18,358,151	22,903,802	7,864,446	12,016,051
4,364,661	1,309,078	35,000,168	12,096,366	118,477,727	106,461,676

$9,070,602	$4,364,661	$53,358,319	$35,000,168	$126,342,173	$118,477,727

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP II
	Contrafund
	Service
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(146,480)	$(28,419)
Total realized gains (losses) on investments	10,198,598	1,713,731
Change in net unrealized appreciation or depreciation of investments	(5,496,196)	(230,403)

Net increase (decrease) in net assets resulting from operations	4,555,922	1,454,909

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	22,360,186	17,924,390
Administration charges	(82,962)	(24,218)
Contingent sales charges	(21,436)	(12,484)
Contract terminations	(593,464)	(285,408)
Death benefit payments	(79,001)	(45,026)
Flexible withdrawal option payments	(319,302)	(129,874)
Transfer payments to other contracts	(6,350,099)	(2,503,370)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	14,913,922	14,924,010

Total increase (decrease)	19,469,844	16,378,919

Net assets at beginning of period	23,281,029	6,902,110

Net assets at end of period	$42,750,873	$23,281,029

See accompanying notes.

Fidelity VIP III		Goldman Sachs		Goldman Sachs
Mid Cap		Structured		VIT Mid Cap
Service		Small Cap Equity		Value Service
Class 2		Service Class I		Class I
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(53,615)	$(35,069)	$(47,127)	$(12,118)	$(84,880)	$4,604
453,329	151,565	468,331	278,790	2,952,270	1,217,970
278,037	107,362	(1,329,970)	(7,396)	(2,895,642)	(136,992)

677,751	223,858	(908,766)	259,276	(28,252)	1,085,582

3,330,933	3,515,016	2,218,893	2,846,089	9,557,030	8,936,015
(826)	(352)	(397)	(312)	(1,534)	(334)
(3,402)	(2,324)	(5,263)	(1,765)	(18,887)	(5,821)
(94,198)	(53,129)	(145,717)	(40,340)	(522,888)	(133,085)
—	—	(4,380)	—	(52,409)	—
(48,555)	(11,289)	(36,296)	(8,448)	(108,775)	(20,246)
(715,346)	(275,288)	(492,775)	(199,644)	(1,252,474)	(512,372)
—	—	—	—	—	—

2,468,606	3,172,634	1,534,065	2,595,580	7,600,063	8,264,157

3,146,357	3,396,492	625,299	2,854,856	7,571,811	9,349,739

4,393,054	996,562	4,000,632	1,145,776	12,621,326	3,271,587

$7,539,411	$4,393,054	$4,625,931	$4,000,632	$20,193,137	$12,621,326

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Government
	& High
	Quality
	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$8,931,036	$7,738,546
Total realized gains (losses) on investments	(45,887)	(1,063,572)
Change in net unrealized appreciation or depreciation of investments	556,134	814,645

Net increase (decrease) in net assets resulting from operations	9,441,283	7,489,619

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	52,595,854	51,237,859
Administration charges	(197,217)	(120,919)
Contingent sales charges	(251,766)	(336,842)
Contract terminations	(22,921,947)	(27,409,954)
Death benefit payments	(1,915,110)	(1,159,067)
Flexible withdrawal option payments	(7,200,822)	(7,246,983)
Transfer payments to other contracts	(28,756,321)	(32,654,568)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(8,647,329)	(17,690,474)

Total increase (decrease)	793,954	(10,200,855)

Net assets at beginning of period	276,598,302	286,799,157

Net assets at end of period	$277,392,256	$276,598,302

See accompanying notes.

		International
		Emerging		International
Growth		Markets		SmallCap
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(1,077,668)	$(928,296)	$(672,041)	$(1,198,121)	$96,258	$(982,250)
482,673	(2,538,476)	15,685,719	4,210,020	29,626,721	21,821,096
20,008,519	11,298,287	29,138,150	22,245,938	(19,945,496)	7,745,584

19,413,524	7,831,515	44,151,828	25,257,837	9,777,483	28,584,430
10,396,440	10,786,200	57,313,240	41,174,588	32,557,186	27,541,124
(27,906)	(27,067)	(36,986)	(20,871)	(44,542)	(41,260)
(117,010)	(148,948)	(105,679)	(67,950)	(134,328)	(135,289)
(11,836,434)	(15,103,459)	(8,572,600)	(5,042,649)	(11,316,043)	(10,067,558)
(583,681)	(311,498)	(234,366)	(86,161)	(412,907)	(123,170)
(1,440,656)	(1,489,018)	(905,130)	(659,423)	(1,006,898)	(821,517)
(7,689,073)	(6,652,910)	(32,280,061)	(18,902,123)	(23,377,974)	(19,599,964)
—	—	—	—	—	—

(11,298,320)	(12,946,700)	15,178,418	16,395,411	(3,735,506)	(3,247,634)

8,115,204	(5,115,185)	59,330,246	41,653,248	6,041,977	25,336,796
96,085,309	101,200,494	104,347,151	62,693,903	127,550,577	102,213,781

$104,200,513	$96,085,309	$163,677,397	$104,347,151	$133,592,554	$127,550,577

See accompanying notes.

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Janus Aspen
	Mid Cap
	Growth
	Service Shares
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(295,034)	$(274,939)
Total realized gains (losses) on investments	1,252,560	682,671
Change in net unrealized appreciation or depreciation of investments	2,816,020	1,671,571

Net increase (decrease) in net assets resulting from operations	3,773,546	2,079,303

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,840,315	3,209,439
Administration charges	(7,819)	(7,103)
Contingent sales charges	(18,485)	(18,800)
Contract terminations	(1,692,621)	(1,419,499)
Death benefit payments	(144,826)	(52,111)
Flexible withdrawal option payments	(165,218)	(136,726)
Transfer payments to other contracts	(3,388,444)	(2,678,105)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(577,098)	(1,102,905)

Total increase (decrease)	3,196,448	976,398

Net assets at beginning of period	19,322,587	18,346,189

Net assets at end of period	$22,519,035	$19,322,587

See accompanying notes.

		LargeCap
LargeCap		Stock		LargeCap
Blend		Index		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(1,620,667)	$(1,258,253)	$55,989	$3,436	$(295,001)	$(628,462)
9,827,640	4,833,448	4,337,636	2,482,860	9,861,437	3,458,906
(1,358,796)	18,223,956	1,288,344	16,248,616	(19,916,705)	22,939,744

6,848,177	21,799,151	5,681,969	18,734,912	(10,350,269)	25,770,188
58,960,470	66,986,175	28,947,541	37,367,616	60,637,909	62,588,396
(413,189)	(159,044)	(60,366)	(37,773)	(358,127)	(137,843)
(154,992)	(109,857)	(137,148)	(128,463)	(138,777)	(102,324)
(9,417,847)	(6,546,398)	(13,174,505)	(11,387,803)	(8,662,098)	(6,266,471)
(815,704)	(309,469)	(542,567)	(325,744)	(658,835)	(309,860)
(2,314,962)	(1,739,815)	(1,888,599)	(1,754,326)	(2,026,258)	(1,471,953)
(18,754,301)	(15,947,889)	(17,398,878)	(24,506,917)	(21,432,258)	(16,166,449)
—	—	—	—	—	—

27,089,475	42,173,703	(4,254,522)	(773,410)	27,361,556	38,133,496

33,937,652	63,972,854	1,427,447	17,961,502	17,011,287	63,903,684
192,106,445	128,133,591	152,650,034	134,688,532	173,682,669	109,778,985

$226,044,097	$192,106,445	$154,077,481	$152,650,034	$190,693,956	$173,682,669

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2006 and 2006, Except as Noted

	Lehman
	Brothers AMT
	High Income
	Bond S Class
	Division (1)
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$251,642	$88,470
Total realized gains (losses) on investments	389	(2,604)
Change in net unrealized appreciation or depreciation of investments	(292,889)	269

Net increase (decrease) in net assets resulting from operations	(40,858)	86,135

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,485,741	1,271,721
Administration charges	(38)	(60)
Contingent sales charges	(5,295)	(2,768)
Contract terminations	(146,594)	(63,286)
Death benefit payments	—	(4,239)
Flexible withdrawal option payments	(40,471)	(13,099)
Transfer payments to other contracts	(222,414)	(96,440)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	2,070,929	1,091,829

Total increase (decrease)	2,030,071	1,177,964

Net assets at beginning of period	2,063,611	885,647

Net assets at end of period	$4,093,682	$2,063,611

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

		MidCap		MidCap
MidCap		Growth		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(2,818,271)	$(947,196)	$(784,591)	$(791,335)	$(957,281)	$(1,197,221)
44,568,045	48,251,127	9,560,836	2,969,392	12,276,643	11,661,253
(12,610,018)	(5,429,630)	(3,576,354)	2,147,445	(14,908,849)	1,515,777

29,139,756	41,874,301	5,199,891	4,325,502	(3,589,487)	11,979,809
56,364,878	55,666,505	9,889,151	11,441,173	36,909,215	37,333,121
(330,735)	(195,978)	(13,240)	(12,092)	(193,825)	(76,671)
(375,397)	(420,156)	(54,986)	(57,533)	(104,814)	(87,955)
(34,013,940)	(36,371,234)	(4,815,316)	(4,744,992)	(8,897,540)	(7,300,904)
(1,605,003)	(1,065,007)	(416,857)	(75,590)	(505,543)	(247,049)
(4,535,732)	(4,145,830)	(570,512)	(555,400)	(1,448,584)	(1,317,978)
(31,640,876)	(27,505,687)	(7,021,735)	(6,456,363)	(16,339,225)	(15,808,585)
—	—	—	—	—	—

(16,136,805)	(14,037,387)	(3,003,495)	(460,797)	9,419,684	12,493,979

13,002,951	27,836,914	2,196,396	3,864,705	5,830,197	24,473,788
367,161,013	339,324,099	57,787,473	53,922,768	119,378,462	94,904,674

$380,163,964	$367,161,013	$59,983,869	$57,787,473	$125,208,659	$119,378,462

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Money
	Market
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$3,913,697	$2,827,054
Total realized gains (losses) on investments	—	—
Change in net unrealized appreciation or depreciation of investments	—	—

Net increase (decrease) in net assets resulting from operations	3,913,697	2,827,054

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	167,045,728	143,904,826
Administration charges	(83,158)	(43,345)
Contingent sales charges	(438,625)	(284,219)
Contract terminations	(40,741,716)	(28,527,008)
Death benefit payments	(347,568)	(456,823)
Flexible withdrawal option payments	(2,919,136)	(2,431,149)
Transfer payments to other contracts	(89,256,908)	(102,645,410)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	33,258,617	9,516,872

Total increase (decrease)	37,172,314	12,343,926

Net assets at beginning of period	94,506,379	82,162,453

Net assets at end of period	$131,678,693	$94,506,379

See accompanying notes.

				Neuberger
Neuberger		Neuberger		Berman AMT
Berman AMT		Berman AMT		Socially
Fasciano		Partners		Responsive
S Class		I Class		I Class
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(39,493)	$(18,941)	$(41,789)	$(10,560)	$(44,201)	$(19,301)
29,015	42,885	671,286	399,453	70,897	23,193
(50,780)	15,744	(200,086)	(48,810)	133,693	210,791

(61,258)	39,688	429,411	340,083	160,389	214,683
1,427,777	1,427,520	2,720,666	3,657,842	2,790,419	1,962,558
(280)	(58)	(1,488)	(108)	(13,032)	(4,686)
(3,420)	(1,806)	(4,155)	(2,594)	(2,913)	(1,576)
(94,690)	(41,291)	(115,037)	(59,305)	(80,653)	(36,029)
(711)	—	—	—	—	—
(3,995)	(735)	(54,387)	(7,257)	(51,351)	(16,015)
(160,869)	(55,634)	(493,158)	(141,255)	(633,091)	(372,993)
—	—	—	—	—	—

1,163,812	1,327,996	2,052,441	3,447,323	2,009,379	1,531,259

1,102,554	1,367,684	2,481,852	3,787,406	2,169,768	1,745,942
2,008,034	640,350	4,671,743	884,337	2,519,107	773,165

$3,110,588	$2,008,034	$7,153,595	$4,671,743	$4,688,875	$2,519,107

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	Strategic
	Income
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(4,421)	$(110,017)
Total realized gains (losses) on investments	250,887	39,245
Change in net unrealized appreciation or depreciation of investments	(222,644)	890,547

Net increase (decrease) in net assets resulting from operations	23,822	819,775

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	10,389,388	8,273,419
Administration charges	(49,530)	(24,298)
Contingent sales charges	(19,247)	(4,582)
Contract terminations	(559,155)	(104,747)
Death benefit payments	(122,313)	—
Flexible withdrawal option payments	(443,109)	(232,741)
Transfer payments to other contracts	(928,569)	(1,681,371)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	8,267,465	6,225,680

Total increase (decrease)	8,291,287	7,045,455

Net assets at beginning of period	12,491,385	5,445,930

Net assets at end of period	$20,782,672	$12,491,385

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2010		2020		2030
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(66,787)	$(260,015)	$(1,232,783)	$(792,450)	$(187,482)	$(100,284)
718,307	152,900	1,159,469	22,096	240,370	86,023
(131,502)	2,249,381	3,221,698	8,696,024	572,827	1,078,553

520,018	2,142,266	3,148,384	7,925,670	625,715	1,064,292
22,656,550	18,536,685	83,412,984	71,870,521	13,956,921	9,214,113
(169,772)	(81,503)	(746,192)	(209,732)	(5,180)	(1,182)
(28,469)	(12,977)	(84,448)	(37,064)	(38,877)	(18,824)
(839,247)	(296,674)	(2,402,527)	(847,347)	(1,083,510)	(430,338)
(148,243)	(46,991)	(5,144)	(159,754)	—	—
(449,937)	(237,141)	(1,349,579)	(450,397)	(84,241)	(21,307)
(4,418,408)	(6,617,950)	(4,626,403)	(8,336,536)	(1,010,190)	(1,065,887)
—	—	—	—	—	—

16,602,474	11,243,449	74,198,691	61,829,691	11,734,923	7,676,575

17,122,492	13,385,715	77,347,075	69,755,361	12,360,638	8,740,867
26,166,066	12,780,351	95,944,655	26,189,294	11,981,587	3,240,720

$43,288,558	$26,166,066	$173,291,730	$95,944,655	$24,342,225	$11,981,587

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	2040
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(84,388)	$(42,160)
Total realized gains (losses) on investments	87,956	12,112
Change in net unrealized appreciation or depreciation of investments	235,751	454,131

Net increase (decrease) in net assets resulting from operations	239,319	424,083

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,480,111	3,572,102
Administration charges	(2,616)	(691)
Contingent sales charges	(9,456)	(5,788)
Contract terminations	(262,408)	(132,319)
Death benefit payments	—	—
Flexible withdrawal option payments	(30,474)	(2,536)
Transfer payments to other contracts	(499,141)	(112,692)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	5,676,016	3,318,076

Total increase (decrease)	5,915,335	3,742,159

Net assets at beginning of period	5,191,353	1,449,194

Net assets at end of period	$11,106,688	$5,191,353

(1) Commenced operations May 1, 2007.
See accompanying notes.

					SAM
Principal				SAM	Conservative
LifeTime		Real Estate		Balanced	Balanced
2050		Securities		Portfolio	Portfolio
Division		Division		Division (1)	Division (1)
2007	2006	2007	2006	2007	2007
$(61,152)	$(25,320)	$(981,981)	$309,423	$(86,893)	$(18,979)
96,479	9,972	31,807,670	13,115,883	(3,105)	3,859
170,452	251,174	(61,203,593)	32,582,342	177,134	99,305

205,779	235,826	(30,377,904)	46,007,648	87,136	84,185
3,148,114	2,714,081	35,009,323	40,235,845	36,412,324	9,160,622
(1,602)	(210)	(42,965)	(46,137)	(39,538)	(7,012)
(2,589)	(2,724)	(133,155)	(145,722)	(1,329)	(1,565)
(71,683)	(62,267)	(11,933,764)	(11,311,914)	(52,326)	(117,518)
—	—	(493,361)	(566,980)	—	—
(13,127)	(151)	(1,684,000)	(1,726,837)	(69,223)	(30,758)
(790,257)	(172,996)	(55,073,957)	(24,593,554)	(1,022,416)	(427,208)
—	—	—	—	—	—

2,268,856	2,475,733	(34,351,879)	1,844,701	35,227,492	8,576,561

2,474,635	2,711,559	(64,729,783)	47,852,349	35,314,628	8,660,746
3,485,174	773,615	181,645,070	133,792,721	—	—

$5,959,809	$3,485,174	$116,915,287	$181,645,070	$35,314,628	$8,660,746

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SAM	SAM
	Conservative	Flexible
	Growth	Income
	Portfolio	Portfolio
	Division (1)	Division (1)
	2007	2007

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(13,057)	$(1,230)
Total realized gains (losses) on investments	(1,188)	896
Change in net unrealized appreciation or depreciation of investments	32,369	15,193

Net increase (decrease) in net assets resulting from operations	18,124	14,859

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,979,356	1,663,232
Administration charges	(971)	(613)
Contingent sales charges	(644)	(330)
Contract terminations	(17,834)	(9,143)
Death benefit payments	—	—

Flexible withdrawal option payments	(24,076)	(4,436)
Transfer payments to other contracts	(52,182)	(144,611)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	6,883,649	1,504,099

Total increase (decrease)	6,901,773	1,518,958

Net assets at beginning of period	—	—

Net assets at end of period	$6,901,773	$1,518,958

(1) Commenced operations May 1, 2007.
See accompanying notes.

SAM
Strategic
Growth	Short Term
Portfolio	Bond		SmallCap
Division (1)	Division		Division
2007	2007	2006	2007	2006

$(24,495)	$2,638,632	$862,353	$(752,591)	$(847,987)
291	199,277	12,952	9,613,894	6,373,384
34,178	(775,739)	2,210,032	(8,429,214)	1,961,967

9,974	2,062,170	3,085,337	432,089	7,487,364
6,874,783	60,878,423	65,026,561	7,643,052	8,399,835
(796)	(495,682)	(190,796)	(11,463)	(12,807)
(557)	(107,012)	(70,643)	(60,023)	(65,437)
(15,411)	(5,969,537)	(4,444,438)	(6,220,318)	(5,714,276)
—	(549,362)	(237,166)	(244,449)	(229,622)
(2,915)	(3,227,039)	(2,685,156)	(990,475)	(894,769)
(78,855)	(17,208,162)	(24,418,649)	(7,088,354)	(8,073,020)
—	—	—	—	—

6,776,249	33,321,629	32,979,713	(6,972,030)	(6,590,096)

6,786,223	35,383,799	36,065,050	(6,539,941)	897,268
—	117,594,191	81,529,141	71,751,761	70,854,493

$6,786,223	$152,977,990	$117,594,191	$65,211,820	$71,751,761

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SmallCap
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(683,380)	$(666,713)
Total realized gains (losses) on investments	(819,858)	(1,332,510)
Change in net unrealized appreciation or depreciation of investments	3,245,872	5,430,781

Net increase (decrease) in net assets resulting from operations	1,742,634	3,431,558

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	9,802,660	10,721,896
Administration charges	(7,735)	(8,292)
Contingent sales charges	(56,973)	(65,066)
Contract terminations	(5,134,107)	(5,175,480)
Death benefit payments	(139,307)	(71,981)
Flexible withdrawal option payments	(385,519)	(397,314)
Transfer payments to other contracts	(6,738,576)	(6,357,486)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(2,659,557)	(1,353,723)

Total increase (decrease)	(916,923)	2,077,835

Net assets at beginning of period	48,773,224	46,695,389

Net assets at end of period	$47,856,301	$48,773,224

See accompanying notes.

		T. Rowe Price
SmallCap		Blue Chip
Value		Growth II
Division		Division
2007	2006	2007	2006

$(1,387,585)	$(1,232,059)	$(18,061)	$(9,904)
12,256,293	12,871,584	10,147	6,716
(25,656,037)	5,413,590	132,923	76,937

(14,787,329)	17,053,115	125,009	73,749

40,756,743	37,625,778	817,202	417,431
(192,162)	(80,677)	(78)	(21)
(121,030)	(113,728)	(1,529)	(3,617)
(8,939,686)	(8,276,465)	(42,333)	(82,700)
(488,097)	(263,733)	—	(2,219)
(1,210,449)	(1,039,781)	(6,259)	(3,650)
(17,767,563)	(14,222,812)	(48,549)	(14,665)
—	—	—	—

12,037,756	13,628,582	718,454	310,559

(2,749,573)	30,681,697	843,463	384,308

126,059,611	95,377,914	1,028,135	643,827

$123,310,038	$126,059,611	$1,871,598	$1,028,135

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price
	Health
	Science II
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(40,170)	$(19,706)
Total realized gains (losses) on investments	381,677	8,932
Change in net unrealized appreciation or depreciation of investments	70,965	129,496

Net increase (decrease) in net assets resulting from operations	412,472	118,722

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,150,730	1,908,562
Administration charges	(7,774)	(2,173)
Contingent sales charges	(3,712)	(748)
Contract terminations	(102,778)	(17,106)
Death benefit payments	(3,240)	—
Flexible withdrawal option payments	(21,040)	(6,446)
Transfer payments to other contracts	(763,621)	(354,679)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	1,248,565	1,527,410

Total increase (decrease)	1,661,037	1,646,132

Net assets at beginning of period	2,196,760	550,628

Net assets at end of period	$3,857,797	$2,196,760

(1) Commenced operations May 1, 2007.
See accompanying notes.

Templeton
Growth
Securities		West Coast
Class 2		Equity
Division		Division (1)
2007	2006	2007
$13,722	$11,349	$(4,274)
228,341	174,717	464
(194,563)	303,044	3,021

47,500	489,110	(789)

215,921	799,000	1,500,527
—	—	(20)
(1,051)	(1,546)	(34)
(357,202)	(359,768)	(930)
(7,897)	(5,116)	—
(34,321)	(26,698)	(915)
(228,583)	(153,658)	(64,700)
—	—	—

(413,133)	252,214	1,433,928

(365,633)	741,324	1,433,139

3,028,725	2,287,401	—

$2,663,092	$3,028,725	$1,433,139

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2007
1. Investment and Accounting Policies
Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2007, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Fund, Inc. (1)
Asset Allocation Account
Balanced Account
Bond Account
Capital Value Account
Diversified International Account
Equity Growth Account
Equity Income I Account (5)
Equity Value Account (3)
Government & High Quality Bond Account
Growth Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend Account
LargeCap Stock Index Account
LargeCap Value Account
MidCap Account
MidCap Growth Account
MidCap Value Account
Money Market Account
Principal LifeTime Strategic Income Account (3)
Principal LifeTime 2010 Account (3)
Principal LifeTime 2020 Account (3)
Principal LifeTime 2030 Account (3)
Principal LifeTime 2040 Account (3)
Principal LifeTime 2050 Account (3)
Real Estate Securities Account
Short Term Bond Account (2)
SmallCap Account
SmallCap Growth Account
SmallCap Value Account
Strategic Asset Management Portfolio – Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Growth Portfolio Account (6)
Strategic Asset Management Portfolio – Flexible Income Portfolio Account (6)
Strategic Asset Management Portfolio – Strategic Growth Portfolio Account (6)
West Coast Equity Account (6)

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)

AIM V.I. Basic Value Fund – Series I (3)
AIM V.I. Capital Appreciation Fund – Series I (4)
AIM V.I. Core Equity Fund – Series I
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. Small Cap Equity Fund – Series I (3)
AIM V.I. Technology Fund – Series I
Alliance Bernstein VP Series Fund, Inc:
Small Cap Growth Portfolio – Class A (3)
American Century Variable Portfolios, Inc:
VP Income & Growth Fund – I
VP Inflation Protection Fund – II (3)
VP Ultra Fund – I
VP Ultra Fund – II (3)
VP Value Fund – II
VP Vista Fund – I (3)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares (3)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – SC2
Growth Portfolio – SC
Growth Portfolio – SC2 (3)
Overseas Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio – SC
Contrafund Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund III:
Mid Cap Portfolio – SC2 (3)
Franklin Templeton VIP Trust:
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – SC I (3)
Structured Small Cap Equity Fund – SC I (3)
Janus Aspen Series Mid Cap Growth Portfolio
Lehman Brothers High Income Bond – S Class, formerly Neuberger Berman AMT High Income Bond Portfolio, S Class until May 1, 2007 name change (3)
Neuberger Berman AMT Fasciano Portfolio – S Class (3)
Neuberger Berman AMT Partners Portfolio – I Class (3)
Neuberger Berman AMT Socially Responsive Portfolio – I Class (3)
T. Rowe Price Blue Chip Growth Portfolio – II (3)
T. Rowe Price Health Sciences Portfolio – II (3)
(1) Organized by Principal Life Insurance Company.
(2) Commenced operations May 17, 2003.
(3) Commenced operations January 4, 2005.
(4) Commenced operations April 28, 2006.
(5) Commenced operations January 5, 2007.
(6) Commenced operations May 1, 2007.
Commencement of operations date is the date that the division became available to contractholders.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)
Investments are stated at the closing net asset values per share on December 31, 2007.
The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.
Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom 2 Variable Annuity; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, and Principal Investment Plus Variable Annuity with Purchase Rider. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.
Recent Accounting Pronouncements
On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 on January 1, 2008, will not have a material impact on the financial statements.
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions
Principal Life is compensated for the following expenses:
Bankers Flexible Annuity Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses.

Pension Builder Plus and Pension Builder Plus – Rollover IRA Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant’s death or permanent disability. An annual administration charge of $34 for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus 0.03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

Principal Freedom 2 Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. A contingent sales charge up to 3% may be deducted from the withdrawals made during the first four years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to

6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.

The Principal Investment Plus Variable Annuity — Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. An optional premium payment credit rider can be added to the product at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.
During the year ended December 31, 2007, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.25% of the average daily net assets of the LargeCap Stock Index Account and 0.1225% of the average daily net assets of the Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million:

Account	Fee Range
Bond, Government & High Quality Bond, Money Market, Short Term Bond	0.50 – 0.30%
Balanced, Equity Income I	0.60 – 0.40
MidCap	0.65 – 0.45
Asset Allocation, Equity Growth	0.80 – 0.60
Equity Value, SmallCap	0.85 – 0.65
MidCap Growth, Real Estate Securities	0.90 – 0.70
SmallCap Growth	1.00 – 0.80
SmallCap Value	1.10 – 0.90
International SmallCap	1.20 – 1.00

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
The investment advisory and management fees for the West Coast Equity Account of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which is 0.625% for amounts below $500 million and 0.50% for amounts above $500 million.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

Account	Fee Range
Capital Value	0.60 – 0.40%
LargeCap Blend, LargeCap Value	0.75 – 0.55
Diversified International	0.85 – 0.65
MidCap Value	1.05 – 0.85
International Emerging Markets	1.25 – 1.05

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Effective January 8, 2007, the investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $500 million increase in net asset value above the initial $500 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $3 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $500 million of net asset value to net asset values of over $3 billion:

Account	Fee Range
Growth	0.68 – 0.51%
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were 0.60% of the first $250 million, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% over $1 billion
3. Federal Income Taxes
The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows during the year ended December 31, 2007:

Division	Purchases	Sales

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	$1,054,241	$749,382
Principal Investment Plus Variable Annuity With Purchase Rider	336,199	162,492

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	670,255	3,384,931
The Principal Variable Annuity With Purchase Payment Credit Rider	146,582	619,835

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	2,676,603	11,078,614
The Principal Variable Annuity With Purchase Payment Credit Rider	898,694	2,187,891

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	1,781,079	1,227,304
The Principal Variable Annuity With Purchase Payment Credit Rider	949,822	523,459

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	864,216	1,961,875
The Principal Variable Annuity With Purchase Payment Credit Rider	601,475	963,821

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	3,767,985	712,686
The Principal Variable Annuity With Purchase Payment Credit Rider	1,891,288	215,213
Principal Investment Plus Variable Annuity	467,185	99,123
Principal Investment Plus Variable Annuity With Purchase Rider	363,201	42,713

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	$974,685	$1,035,868
The Principal Variable Annuity With Purchase Payment Credit Rider	550,015	536,766

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	579,412	210,650
Principal Investment Plus Variable Annuity With Purchase Rider	357,805	21,548

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	29,953,820	10,433,311
Principal Investment Plus Variable Annuity With Purchase Rider	8,940,050	3,468,028

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	18,937,827	10,453,496
Principal Investment Plus Variable Annuity With Purchase Rider	5,911,766	3,711,702

American Century VP II Value Division:
The Principal Variable Annuity	7,566,541	6,292,394
The Principal Variable Annuity With Purchase Payment Credit Rider	3,456,964	3,649,206

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	369,235	1,080,025
Principal Freedom 2 Variable Annuity	164,911	4,227
The Principal Variable Annuity	2,176,721	4,832,246
The Principal Variable Annuity With Purchase Payment Credit Rider	717,998	1,088,193

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

American Century VP Ultra Division:
The Principal Variable Annuity	$608,629	$1,726,459
The Principal Variable Annuity With Purchase Payment Credit Rider	492,152	897,236

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	1,104,987	322,479
Principal Investment Plus Variable Annuity With Purchase Rider	1,130,382	84,450

Asset Allocation Division:
Premier Variable	119,258	32,539
The Principal Variable Annuity	9,035,433	15,967,617
The Principal Variable Annuity With Purchase Payment Credit Rider	1,735,862	2,303,881
Principal Investment Plus Variable Annuity	3,521,366	1,201,525
Principal Investment Plus Variable Annuity With Purchase Rider	2,393,169	1,006,373

Balanced Division:
Personal Variable	170,320	68,729
Premier Variable	740,652	819,850
The Principal Variable Annuity	7,528,769	15,752,491
The Principal Variable Annuity With Purchase Payment Credit Rider	2,418,537	3,049,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Bond Division:
Personal Variable	$49,374	$30,667
Premier Variable	1,110,234	690,751
Principal Freedom Variable Annuity	1,479,863	2,961,672
Principal Freedom 2 Variable Annuity	585,477	189,773
The Principal Variable Annuity	29,646,886	32,735,746
The Principal Variable Annuity With Purchase Payment Credit Rider	13,938,775	14,343,203
Principal Investment Plus Variable Annuity	47,221,642	10,946,953
Principal Investment Plus Variable Annuity With Purchase Rider	14,721,635	4,868,787

Capital Value Division:
Bankers Flexible Annuity	168,416	331,933
Pension Builder Plus	223,050	299,536
Pension Builder Plus – Rollover IRA	268,833	319,662
Personal Variable	275,444	166,456
Premier Variable	2,435,790	1,955,179
Principal Freedom Variable Annuity	1,094,761	1,926,015
Principal Freedom 2 Variable Annuity	586,487	45,671
The Principal Variable Annuity	16,103,077	30,507,430
The Principal Variable Annuity With Purchase Payment Credit Rider	6,675,144	5,262,825
Principal Investment Plus Variable Annuity	7,977,616	1,984,969
Principal Investment Plus Variable Annuity With Purchase Rider	2,977,911	605,656

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Diversified International Division:
Personal Variable	$246,578	$107,885
Premier Variable	2,643,210	1,647,067
Principal Freedom Variable Annuity	2,096,738	2,658,996
Principal Freedom 2 Variable Annuity	1,764,779	349,523
The Principal Variable Annuity	42,680,852	46,486,617
The Principal Variable Annuity With Purchase Payment Credit Rider	15,599,389	13,458,068
Principal Investment Plus Variable Annuity	21,179,296	5,370,491
Principal Investment Plus Variable Annuity With Purchase Rider	6,191,399	2,452,749

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	220,223	53,465
Principal Investment Plus Variable Annuity With Purchase Rider	375,971	63,481

Equity Growth Division:
Premier Variable	51,520	5,769
Principal Freedom Variable Annuity	2,887,729	313,732
Principal Freedom 2 Variable Annuity	86,068	8,777
The Principal Variable Annuity	17,528,218	35,730,068
The Principal Variable Annuity With Purchase Payment Credit Rider	8,702,568	5,094,809
Principal Investment Plus Variable Annuity	2,587,175	579,367
Principal Investment Plus Variable Annuity With Purchase Rider	1,108,155	318,477

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Equity Income I Division:
Premier Variable	$199,067	$107,509
The Principal Variable Annuity	54,842,392	11,540,107
The Principal Variable Annuity With Purchase Payment Credit Rider	18,034,975	3,486,723
Principal Investment Plus Variable Annuity	128,942,748	13,918,383
Principal Investment Plus Variable Annuity With Purchase Rider	42,506,704	4,743,566

Equity Value Division:
Principal Investment Plus Variable Annuity	2,065,304	398,414
Principal Investment Plus Variable Annuity With Purchase Rider	982,195	391,446

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	11,602,115	9,016,725
The Principal Variable Annuity With Purchase Payment Credit Rider	5,142,525	4,221,829
Principal Investment Plus Variable Annuity	6,748,575	924,658
Principal Investment Plus Variable Annuity With Purchase Rider	1,345,736	683,336

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	4,303,363	7,273,489
The Principal Variable Annuity With Purchase Payment Credit Rider	1,411,303	2,030,401

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	3,034,458	728,651
Principal Investment Plus Variable Annuity With Purchase Rider	1,578,342	668,799

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	$18,055,422	$6,891,466
Principal Investment Plus Variable Annuity With Purchase Rider	7,184,188	2,855,475

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	33,048,482	22,099,523
The Principal Variable Annuity With Purchase Payment Credit Rider	15,687,557	6,986,056

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	25,897,136	5,575,430
Principal Investment Plus Variable Annuity With Purchase Rider	6,870,971	2,313,820

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	2,981,871	546,169
Principal Investment Plus Variable Annuity With Purchase Rider	817,942	399,437

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	2,017,675	423,962
Principal Investment Plus Variable Annuity With Purchase Rider	727,311	327,530

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	9,361,562	1,375,968
Principal Investment Plus Variable Annuity With Purchase Rider	3,304,568	825,280

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Government & High Quality Bond Division:
Pension Builder Plus	$7,143	$11,763
Pension Builder Plus – Rollover IRA	2,468	7,388
Personal Variable	49,593	27,507
Premier Variable	1,127,819	689,637
Principal Freedom Variable Annuity	728,638	1,613,830
Principal Freedom 2 Variable Annuity	268,205	69,721
The Principal Variable Annuity	25,719,061	39,435,656
The Principal Variable Annuity With Purchase Payment Credit Rider	12,312,420	15,469,002
Principal Investment Plus Variable Annuity	17,595,708	4,640,945
Principal Investment Plus Variable Annuity With Purchase Rider	7,534,470	3,096,369

Growth Division:
Personal Variable	297,279	266,189
Premier Variable	1,154,784	1,293,361
The Principal Variable Annuity	3,309,496	17,480,897
The Principal Variable Annuity With Purchase Payment Credit Rider	2,041,325	3,015,045
Principal Investment Plus Variable Annuity	2,686,041	509,516
Principal Investment Plus Variable Annuity With Purchase Rider	1,072,820	372,725

International Emerging Markets Division:
Premier Variable	849,921	502,161
The Principal Variable Annuity	31,841,315	24,465,614
The Principal Variable Annuity With Purchase Payment Credit Rider	12,588,527	10,915,346
Principal Investment Plus Variable Annuity	16,550,300	4,947,388
Principal Investment Plus Variable Annuity With Purchase Rider	7,425,026	3,224,692

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

International SmallCap Division:
Premier Variable	$301,696	$186,636
The Principal Variable Annuity	28,808,566	25,559,277
The Principal Variable Annuity With Purchase Payment Credit Rider	10,597,543	7,384,516
Principal Investment Plus Variable Annuity	13,500,216	3,742,365
Principal Investment Plus Variable Annuity With Purchase Rider	4,860,752	1,395,867

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	3,716,525	3,330,620
The Principal Variable Annuity With Purchase Payment Credit Rider	1,253,992	2,396,450

LargeCap Blend Division:
The Principal Variable Annuity	12,191,617	14,013,322
The Principal Variable Annuity With Purchase Payment Credit Rider	5,284,535	7,065,162
Principal Investment Plus Variable Annuity	38,072,229	10,114,969
Principal Investment Plus Variable Annuity With Purchase Rider	12,089,660	3,740,424

LargeCap Stock Index Division:
Premier Variable	389,776	340,419
Principal Freedom Variable Annuity	1,226,146	3,845,343
Principal Freedom 2 Variable Annuity	1,064,138	450,382
The Principal Variable Annuity	10,242,565	19,158,304
The Principal Variable Annuity With Purchase Payment Credit Rider	6,502,976	7,537,282
Principal Investment Plus Variable Annuity	8,672,619	2,495,311
Principal Investment Plus Variable Annuity With Purchase Rider	3,018,408	1,488,120

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

LargeCap Value Division:
The Principal Variable Annuity	$13,968,552	$17,484,173
The Principal Variable Annuity With Purchase Payment Credit Rider	5,975,779	6,133,045
Principal Investment Plus Variable Annuity	37,684,157	8,782,459
Principal Investment Plus Variable Annuity With Purchase Rider	11,894,147	3,546,740

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	2,102,369	289,857
Principal Investment Plus Variable Annuity With Purchase Rider	680,369	170,310

MidCap Division:
Personal Variable	320,223	226,776
Premier Variable	2,038,772	1,833,469
Principal Freedom Variable Annuity	989,134	1,549,194
Principal Freedom 2 Variable Annuity	352,372	28,159
The Principal Variable Annuity	36,728,912	51,876,755
The Principal Variable Annuity With Purchase Payment Credit Rider	16,288,682	11,587,708
Principal Investment Plus Variable Annuity	27,750,978	7,750,423
Principal Investment Plus Variable Annuity With Purchase Rider	9,026,472	2,825,646

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

MidCap Growth Division:
Premier Variable	$238,508	$195,734
Principal Freedom Variable Annuity	350,024	463,413
Principal Freedom 2 Variable Annuity	151,250	14,274
The Principal Variable Annuity	9,228,592	8,322,330
The Principal Variable Annuity With Purchase Payment Credit Rider	3,396,580	3,747,004
Principal Investment Plus Variable Annuity	3,001,402	645,556
Principal Investment Plus Variable Annuity With Purchase Rider	1,324,977	357,187

MidCap Value Division:
Premier Variable	399,344	295,854
Principal Freedom Variable Annuity	1,398,993	2,322,376
Principal Freedom 2 Variable Annuity	575,544	183,313
The Principal Variable Annuity	13,241,958	13,624,907
The Principal Variable Annuity With Purchase Payment Credit Rider	5,986,888	5,373,227
Principal Investment Plus Variable Annuity	20,768,139	5,574,047
Principal Investment Plus Variable Annuity With Purchase Rider	5,929,797	1,892,138

Money Market Division:
Pension Builder Plus	28,491	33,533
Pension Builder Plus — Rollover IRA	363	117
Personal Variable	759,987	639,290
Premier Variable	3,203,559	2,221,293
Principal Freedom Variable Annuity	2,020,887	2,352,448
Principal Freedom 2 Variable Annuity	1,071,582	760,209
The Principal Variable Annuity	88,028,739	73,163,281
The Principal Variable Annuity With Purchase Payment Credit Rider	28,210,865	17,833,431
Principal Investment Plus Variable Annuity	31,298,864	23,722,534
Principal Investment Plus Variable Annuity With Purchase Rider	17,876,103	14,600,990

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	$876,838	$186,181
Principal Investment Plus Variable Annuity With Purchase Rider	572,577	117,277

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	2,821,490	416,675
Principal Investment Plus Variable Annuity With Purchase Rider	600,466	335,462

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	2,430,000	710,914
Principal Investment Plus Variable Annuity With Purchase Rider	377,606	117,937

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	1,768,548	95,241
The Principal Variable Annuity	765,500	958
Principal Investment Plus Variable Annuity	6,418,046	1,438,691
Principal Investment Plus Variable Annuity With Purchase Rider	1,794,029	807,048

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	3,576,029	432,910
The Principal Variable Annuity	299,384	273
The Principal Variable Annuity With Purchase Pay Credit Rider	71,702	130
Principal Investment Plus Variable Annuity	17,009,176	5,182,104
Principal Investment Plus Variable Annuity With Purchase Rider	2,476,599	912,504

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	$6,437,013	$463,392
The Principal Variable Annuity	190,852	746
The Principal Variable Annuity With Purchase Pay Credit Rider	108,267	79
Principal Investment Plus Variable Annuity	57,176,421	7,531,664
Principal Investment Plus Variable Annuity With Purchase Rider	21,059,620	3,140,891

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	2,933,383	42,656
The Principal Variable Annuity	92,372	85
The Principal Variable Annuity With Purchase Pay Credit Rider	18,378	—
Principal Investment Plus Variable Annuity	7,894,078	1,655,145
Principal Investment Plus Variable Annuity With Purchase Rider	3,208,636	777,438

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	421,788	4,708
The Principal Variable Annuity	33,426	31
Principal Investment Plus Variable Annuity	4,501,700	636,434
Principal Investment Plus Variable Annuity With Purchase Rider	1,581,600	270,497

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	246,901	21,158
The Principal Variable Annuity	29,785	35
Principal Investment Plus Variable Annuity	2,187,224	787,988
Principal Investment Plus Variable Annuity With Purchase Rider	719,905	141,850

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Real Estate Securities Division:
Premier Variable	$357,575	$762,219
Principal Freedom 2 Variable Annuity	359,112	76,630
The Principal Variable Annuity	24,303,868	44,489,914
The Principal Variable Annuity With Purchase Payment Credit Rider	14,278,453	18,919,654
Principal Investment Plus Variable Annuity	10,418,608	4,598,402
Principal Investment Plus Variable Annuity With Purchase Rider	4,428,762	2,788,922

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	69,669	41,371
The Principal Variable Annuity	1,038,144	23
The Principal Variable Annuity With Purchase Payment Credit Rider	269,162	7,469
Principal Investment Plus Variable Annuity	25,002,714	1,120,946
Principal Investment Plus Variable Annuity With Purchase Rider	10,037,375	106,656

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	373,697	108,706
The Principal Variable Annuity With Purchase Payment Credit Rider	341,326	345
Principal Investment Plus Variable Annuity	6,465,102	379,894
Principal Investment Plus Variable Annuity With Purchase Rider	1,990,835	121,623

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	75,196	1,304
The Principal Variable Annuity	560,121	549
The Principal Variable Annuity With Purchase Payment Credit Rider	247,487	—
Principal Investment Plus Variable Annuity	4,260,518	58,198
Principal Investment Plus Variable Annuity With Purchase Rider	1,848,770	61,449

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	$54,042	$231
The Principal Variable Annuity With Purchase Payment Credit Rider	197,057	—
Principal Investment Plus Variable Annuity	1,262,137	160,450
Principal Investment Plus Variable Annuity With Purchase Rider	152,730	1,754

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	8,964	192
The Principal Variable Annuity	460,676	471
The Principal Variable Annuity With Purchase Payment Credit Rider	62,661	—
Principal Investment Plus Variable Annuity	4,146,436	28,126
Principal Investment Plus Variable Annuity With Purchase Rider	2,200,409	98,603

Short Term Bond Division:
Principal Freedom Variable Annuity	386,632	859,893
Principal Freedom 2 Variable Annuity	84,750	9,742
The Principal Variable Annuity	8,101,665	8,829,597
The Principal Variable Annuity With Purchase Payment Credit Rider	5,834,359	5,374,249
Principal Investment Plus Variable Annuity	38,371,897	9,415,168
Principal Investment Plus Variable Annuity With Purchase Rider	12,658,892	4,989,285

SmallCap Division:
Premier Variable	21,925	3,578
Principal Freedom Variable Annuity	1,263,981	1,677,651
Principal Freedom 2 Variable Annuity	207,671	57,416
The Principal Variable Annuity	10,235,082	10,291,222
The Principal Variable Annuity With Purchase Payment Credit Rider	3,753,619	3,556,405

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SmallCap Growth Division:
Premier Variable	$111,519	$102,580
Principal Freedom Variable Annuity	46,417	261,082
Principal Freedom 2 Variable Annuity	212,947	16,739
The Principal Variable Annuity	5,130,467	10,375,228
The Principal Variable Annuity With Purchase Payment Credit Rider	1,215,177	1,725,442
Principal Investment Plus Variable Annuity	2,342,219	423,256
Principal Investment Plus Variable Annuity With Purchase Rider	743,914	241,270

SmallCap Value Division:
Premier Variable	147,451	178,049
Principal Freedom 2 Variable Annuity	427,420	19,437
The Principal Variable Annuity	12,484,003	16,693,331
The Principal Variable Annuity With Purchase Payment Credit Rider	5,648,889	6,116,300
Principal Investment Plus Variable Annuity	24,835,284	5,539,304
Principal Investment Plus Variable Annuity With Purchase Rider	7,039,547	2,021,661

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	559,924	83,409
Principal Investment Plus Variable Annuity With Purchase Rider	258,748	34,870

T. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	1,878,486	664,793
Principal Investment Plus Variable Annuity With Purchase Rider	549,853	277,542

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	$376,845	$653,732

West Coast Equity Division:
Principal Freedom 2 Variable Annuity	23,281	871
Principal Investment Plus Variable Annuity	1,027,153	69,457
Principal Investment Plus Variable Annuity With Purchase Rider	451,807	849

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding
Transactions in units were as follows for each of the years ended December 31:

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	72,017	52,526	44,769	299
Principal Investment Plus Variable Annuity With Purchase Rider	22,966	11,389	24,831	261

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	63,498	305,130	1,604,644	265,541
The Principal Variable Annuity With Purchase Payment Credit Rider	13,887	55,874	262,395	22,791

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	206,666	964,295	2,712,521	1,023,089
The Principal Variable Annuity With Purchase Payment Credit Rider	69,390	190,437	817,295	198,050

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	159,915	107,558	74,055	67,373
The Principal Variable Annuity With Purchase Payment Credit Rider	85,280	45,875	48,257	40,852

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	75,788	159,510	75,291	142,787
The Principal Variable Annuity With Purchase Payment Credit Rider	52,747	78,363	107,748	127,105

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	246,997	44,848	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	123,977	13,543	—	—
Principal Investment Plus Variable Annuity	30,139	5,701	20,580	1,631
Principal Investment Plus Variable Annuity With Purchase Rider	23,430	2,456	23,057	169

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	154,636	155,384	126,710	204,622
The Principal Variable Annuity With Purchase Payment Credit Rider	87,261	80,517	140,942	171,507

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	37,879	12,818	39,842	4,441
Principal Investment Plus Variable Annuity With Purchase Rider	23,391	1,311	16,806	1,340

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	2,650,485	914,769	2,686,844	524,266
Principal Investment Plus Variable Annuity With Purchase Rider	791,067	304,069	1,045,307	228,269

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	1,640,622	824,694	2,246,146	443,055
Principal Investment Plus Variable Annuity With Purchase Rider	512,148	292,822	918,663	258,638

American Century VP II Value Division:
The Principal Variable Annuity	289,522	398,786	428,487	370,493
The Principal Variable Annuity With Purchase Payment Credit Rider	132,275	231,271	263,013	192,426

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	18,884	80,603	127,862	116,010
Principal Freedom 2 Variable Annuity	13,988	282	—	—
The Principal Variable Annuity	140,073	360,625	178,512	311,947
The Principal Variable Annuity With Purchase Payment Credit Rider	46,204	81,211	77,006	155,708

American Century VP Ultra Division:
The Principal Variable Annuity	62,700	173,668	69,732	132,150
The Principal Variable Annuity With Purchase Payment Credit Rider	50,701	90,255	66,394	78,502

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	66,262	18,104	33,596	12,000
Principal Investment Plus Variable Annuity With Purchase Rider	67,785	4,741	5,161	104

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Asset Allocation Division:
Premier Variable	82,109	23,285	1,881	108,196
The Principal Variable Annuity	210,065	594,601	171,970	660,319
The Principal Variable Annuity With Purchase Payment Credit Rider	40,357	85,792	76,710	149,270
Principal Investment Plus Variable Annuity	128,381	44,573	133,369	34,993
Principal Investment Plus Variable Annuity With Purchase Rider	87,249	37,333	100,038	25,974

Balanced Division:
Personal Variable	63,687	27,601	46,700	45,001
Premier Variable	279,403	347,742	496,201	1,182,858
The Principal Variable Annuity	277,672	699,434	254,827	923,924
The Principal Variable Annuity With Purchase Payment Credit Rider	89,199	135,396	107,091	144,954

Bond Division:
Personal Variable	16,376	13,734	15,435	40,495
Premier Variable	455,656	317,212	640,111	1,069,740
Principal Freedom Variable Annuity	62,389	204,036	244,757	223,326
Principal Freedom 2 Variable Annuity	55,248	17,860	5,148	—
The Principal Variable Annuity	1,218,545	1,615,184	1,207,660	2,046,575
The Principal Variable Annuity With Purchase Payment Credit Rider	572,911	707,695	612,636	623,084
Principal Investment Plus Variable Annuity	2,334,772	528,923	2,235,096	413,274
Principal Investment Plus Variable Annuity With Purchase Rider	727,879	235,245	891,238	208,587

Capital Value Division:
Bankers Flexible Annuity	—	7,480	—	3,981
Pension Builder Plus	318	33,804	213	32,603
Pension Builder Plus – Rollover IRA	795	9,904	928	16,173
Personal Variable	43,341	43,192	41,544	49,884
Premier Variable	382,621	512,683	897,758	1,582,528
Principal Freedom Variable Annuity	43,469	149,379	219,757	139,854
Principal Freedom 2 Variable Annuity	49,790	3,726	2,009	—
The Principal Variable Annuity	248,423	959,978	364,750	1,226,653
The Principal Variable Annuity With Purchase Payment Credit Rider	102,978	165,605	96,276	117,686
Principal Investment Plus Variable Annuity	243,430	62,182	150,650	25,014
Principal Investment Plus Variable Annuity With Purchase Rider	90,868	18,973	105,406	7,247

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Personal Variable	43,977	32,651	38,560	10,259
Premier Variable	585,978	503,339	1,105,938	1,558,734
Principal Freedom Variable Annuity	66,138	146,538	296,918	185,717
Principal Freedom 2 Variable Annuity	128,299	27,460	6,064	—
The Principal Variable Annuity	813,693	1,494,198	1,111,032	1,633,791
The Principal Variable Annuity With Purchase Payment Credit Rider	297,396	432,576	411,113	411,679
Principal Investment Plus Variable Annuity	636,425	171,409	509,038	81,499
Principal Investment Plus Variable Annuity With Purchase Rider	186,048	78,284	199,920	24,281

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	16,872	3,762	19,250	4,042
Principal Investment Plus Variable Annuity With Purchase Rider	28,805	4,467	8,759	181

Equity Growth Division:
Premier Variable	45,167	5,065	5,464	68,565
Principal Freedom Variable Annuity	290,099	29,088	—	—
Principal Freedom 2 Variable Annuity	8,543	825	—	—
The Principal Variable Annuity	542,196	1,063,043	331,249	1,282,286
The Principal Variable Annuity With Purchase Payment Credit Rider	269,194	151,581	110,597	120,087
Principal Investment Plus Variable Annuity	81,393	16,294	92,806	4,109
Principal Investment Plus Variable Annuity With Purchase Rider	34,863	8,957	50,573	3,446

Equity Income I Division:
Premier Variable	157,893	87,278	—	—
The Principal Variable Annuity	5,223,371	1,049,419	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,717,711	317,071	—	—
Principal Investment Plus Variable Annuity	12,228,773	1,215,724	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	4,031,284	414,335	—	—

Equity Value Division:
Principal Investment Plus Variable Annuity	124,943	26,984	141,283	39,471
Principal Investment Plus Variable Annuity with Purchase Rider	59,419	26,512	79,244	20,350

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	474,665	577,967	576,400	509,443
The Principal Variable Annuity With Purchase Payment Credit Rider	210,391	270,617	264,731	213,285
Principal Investment Plus Variable Annuity	397,849	59,020	274,638	21,680
Principal Investment Plus Variable Annuity With Purchase Rider	79,335	43,617	91,297	2,652

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	408,275	709,122	266,086	918,686
The Principal Variable Annuity With Purchase Payment Credit Rider	133,895	197,952	98,068	186,747

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	220,485	48,572	152,457	6,576
Principal Investment Plus Variable Annuity With Purchase Rider	114,683	44,583	111,949	8,131

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	882,470	372,984	1,159,278	237,005
Principal Investment Plus Variable Annuity With Purchase Rider	351,132	154,546	528,540	135,631

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	742,835	1,319,389	1,193,196	1,262,384
The Principal Variable Annuity With Purchase Payment Credit Rider	352,611	417,082	478,837	316,366

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,126,676	335,646	983,733	169,877
Principal Investment Plus Variable Annuity With Purchase Rider	298,927	139,294	332,880	54,103

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	152,507	29,282	181,985	20,016
Principal Investment Plus Variable Annuity With Purchase Rider	41,833	21,415	52,988	3,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	128,704	30,854	138,890	13,282
Principal Investment Plus Variable Annuity With Purchase Rider	46,394	23,836	84,314	6,124

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	454,214	79,122	427,680	39,535
Principal Investment Plus Variable Annuity With Purchase Rider	160,334	47,456	222,252	10,250

Government & High Quality Bond Division:
Pension Builder Plus	11	3,273	—	7,737
Pension Builder Plus – Rollover IRA	—	2,218	616	851
Personal Variable	14,986	11,743	13,491	39,705
Premier Variable	444,988	304,729	288,847	819,544
Principal Freedom Variable Annuity	37,413	143,832	169,424	169,553
Principal Freedom 2 Variable Annuity	25,328	6,517	340	—
The Principal Variable Annuity	1,001,211	2,009,660	1,093,278	2,607,301
The Principal Variable Annuity With Purchase Payment Credit Rider	479,307	788,308	527,955	811,803
Principal Investment Plus Variable Annuity	898,005	236,227	838,711	184,970
Principal Investment Plus Variable Annuity With Purchase Rider	384,525	157,607	285,805	69,865

Growth Division:
Personal Variable	135,547	116,677	78,668	101,479
Premier Variable	528,100	594,353	953,374	2,027,299
The Principal Variable Annuity	162,598	827,511	249,369	1,061,354
The Principal Variable Annuity With Purchase Payment Credit Rider	100,292	142,726	81,796	66,332
Principal Investment Plus Variable Annuity	133,593	23,155	112,878	10,313
Principal Investment Plus Variable Annuity With Purchase Rider	53,358	16,938	68,360	2,968

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

International Emerging Markets Division:
Premier Variable	217,281	144,859	94,190	127,362
The Principal Variable Annuity	713,049	671,561	871,720	670,407
The Principal Variable Annuity With Purchase Payment Credit Rider	281,905	299,617	316,827	258,099
Principal Investment Plus Variable Annuity	420,840	131,168	280,531	42,977
Principal Investment Plus Variable Annuity With Purchase Rider	188,803	85,495	171,662	22,165

International SmallCap Division:
Premier Variable	93,174	67,210	75,126	188,136
The Principal Variable Annuity	388,677	722,129	483,213	878,871
The Principal Variable Annuity With Purchase Payment Credit Rider	142,979	208,636	154,009	191,687
Principal Investment Plus Variable Annuity	314,748	105,110	258,596	42,524
Principal Investment Plus Variable Annuity With Purchase Rider	113,325	39,205	120,204	17,513

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	419,220	370,216	247,057	378,635
The Principal Variable Annuity With Purchase Payment Credit Rider	141,449	266,378	208,548	227,784

LargeCap Blend Division:
The Principal Variable Annuity	647,300	960,949	955,434	954,033
The Principal Variable Annuity With Purchase Payment Credit Rider	280,576	484,486	472,367	352,813
Principal Investment Plus Variable Annuity	2,632,407	685,967	2,995,386	542,102
Principal Investment Plus Variable Annuity With Purchase Rider	835,909	253,664	1,247,524	269,414

LargeCap Stock Index Division:
Premier Variable	294,356	266,293	336,080	305,759
Principal Freedom Variable Annuity	84,337	324,811	348,082	365,693
Principal Freedom 2 Variable Annuity	91,323	38,420	8,018	—
The Principal Variable Annuity	853,612	1,651,643	1,996,937	2,590,763
The Principal Variable Annuity With Purchase Payment Credit Rider	541,956	649,791	426,603	737,455
Principal Investment Plus Variable Annuity	778,913	214,717	720,597	179,811
Principal Investment Plus Variable Annuity With Purchase Rider	271,092	128,050	329,036	49,116

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Division:
The Principal Variable Annuity	696,886	1,104,557	923,652	861,982
The Principal Variable Annuity With Purchase Payment Credit Rider	298,129	387,453	390,776	317,194
Principal Investment Plus Variable Annuity	2,374,089	543,667	2,444,235	462,888
Principal Investment Plus Variable Annuity With Purchase Rider	749,327	219,556	1,021,162	248,563

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	174,637	24,433	98,304	10,158
Principal Investment Plus Variable Annuity With Purchase Rider	56,516	14,356	25,417	7,657

MidCap Division:
Personal Variable	31,008	49,436	31,499	28,030
Premier Variable	272,229	402,139	515,768	1,355,836
Principal Freedom Variable Annuity	18,271	69,477	67,392	89,862
Principal Freedom 2 Variable Annuity	28,516	2,196	1,073	—
The Principal Variable Annuity	386,976	1,180,854	476,213	1,399,632
The Principal Variable Annuity With Purchase Payment Credit Rider	171,618	263,767	150,085	213,418
Principal Investment Plus Variable Annuity	579,852	175,337	616,321	120,085
Principal Investment Plus Variable Annuity With Purchase Rider	188,607	63,924	246,700	50,361

MidCap Growth Division:
Premier Variable	146,369	143,001	157,010	224,413
Principal Freedom Variable Annuity	5,981	30,161	41,828	51,644
Principal Freedom 2 Variable Annuity	13,072	1,291	1,038	—
The Principal Variable Annuity	313,022	586,240	462,986	675,344
The Principal Variable Annuity With Purchase Payment Credit Rider	115,208	263,946	217,431	222,590
Principal Investment Plus Variable Annuity	191,557	45,073	132,342	13,964
Principal Investment Plus Variable Annuity With Purchase Rider	84,563	24,939	89,126	11,886

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

MidCap Value Division:
Premier Variable	181,618	159,760	45,913	268,218
Principal Freedom Variable Annuity	18,934	84,916	105,991	93,429
Principal Freedom 2 Variable Annuity	49,682	16,022	1,995	—
The Principal Variable Annuity	472,939	740,221	599,528	877,430
The Principal Variable Annuity With Purchase Payment Credit Rider	213,823	291,919	251,626	248,102
Principal Investment Plus Variable Annuity	1,050,181	299,041	992,839	214,712
Principal Investment Plus Variable Annuity With Purchase Rider	299,852	101,511	382,833	87,527

Money Market Division:
Pension Builder Plus	8,969	13,711	—	9,633
Pension Builder Plus – Rollover IRA	—	17	—	134
Personal Variable	467,205	402,427	659,980	696,725
Premier Variable	1,807,602	1,345,916	2,738,336	3,549,757
Principal Freedom Variable Annuity	143,294	190,834	953,660	929,446
Principal Freedom 2 Variable Annuity	100,751	71,681	—	—
The Principal Variable Annuity	6,107,024	5,181,658	5,774,948	5,280,670
The Principal Variable Annuity With Purchase Payment Credit Rider	1,957,138	1,263,021	1,596,165	1,692,921
Principal Investment Plus Variable Annuity	2,229,046	1,705,591	1,159,710	955,115
Principal Investment Plus Variable Annuity With Purchase Rider	1,273,102	1,049,775	976,287	795,338

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	72,915	13,552	73,912	5,588
Principal Investment Plus Variable Annuity With Purchase Rider	47,614	8,537	51,626	3,191

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	142,142	23,592	179,544	10,806
Principal Investment Plus Variable Annuity With Purchase Rider	30,250	18,994	80,218	4,055

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	167,800	46,512	120,677	31,429
Principal Investment Plus Variable Annuity With Purchase Rider	26,075	7,716	36,130	3,632

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	160,385	8,016	—	—
The Principal Variable Annuity	62,858	—	—	—
Principal Investment Plus Variable Annuity	502,098	107,064	557,460	152,573
Principal Investment Plus Variable Annuity With Purchase Rider	140,351	60,058	169,199	29,692

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	315,702	37,265	47,224	—
The Principal Variable Annuity	23,052	8	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	5,521	4	—	—
Principal Investment Plus Variable Annuity	1,266,310	372,687	1,233,411	532,289
Principal Investment Plus Variable Annuity With Purchase Rider	184,379	65,626	314,868	100,824

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	562,317	37,280	9,906	—
The Principal Variable Annuity	14,073	33	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	7,983	3	—	—
Principal Investment Plus Variable Annuity	4,113,856	458,344	4,288,239	642,607
Principal Investment Plus Variable Annuity With Purchase Rider	1,515,244	191,141	1,590,042	213,631

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	254,406	2,545	3,106	—
The Principal Variable Annuity	6,707	—	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	1,334	—	—	—
Principal Investment Plus Variable Annuity	569,889	108,348	590,464	103,406
Principal Investment Plus Variable Annuity With Purchase Rider	231,638	50,892	163,812	20,142

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	35,447	146	9,037	—
The Principal Variable Annuity	2,359	—	—	—
Principal Investment Plus Variable Annuity	317,564	40,668	198,440	13,605
Principal Investment Plus Variable Annuity With Purchase Rider	111,571	17,284	80,168	6,964

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	21,072	1,769	—	—
The Principal Variable Annuity	2,101	—	—	—
Principal Investment Plus Variable Annuity	154,429	51,246	149,677	8,991
Principal Investment Plus Variable Annuity With Purchase Rider	50,829	9,225	63,599	10,252

Real Estate Securities Division:
Premier Variable	102,146	237,306	181,814	247,683
Principal Freedom 2 Variable Annuity	28,338	6,513	872	—
The Principal Variable Annuity	390,427	1,273,840	638,236	860,171
The Principal Variable Annuity With Purchase Payment Credit Rider	229,375	541,709	299,775	314,605
Principal Investment Plus Variable Annuity	261,288	133,203	234,136	28,988
Principal Investment Plus Variable Annuity With Purchase Rider	111,069	80,787	88,223	8,850

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	6,715	4,071	—	—
The Principal Variable Annuity	100,814	2	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,138	630	—	—
Principal Investment Plus Variable Annuity	2,433,639	101,829	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	976,988	9,689	—	—

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	36,535	10,532	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	33,371	33	—	—
Principal Investment Plus Variable Annuity	635,245	35,836	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	195,615	11,473	—	—

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	7,012	117	—	—
The Principal Variable Annuity	54,523	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	24,091	—	—	—
Principal Investment Plus Variable Annuity	413,989	4,478	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	179,643	4,729	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	5,356	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	19,529	—	—	—
Principal Investment Plus Variable Annuity	124,778	15,865	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	15,099	173	—	—

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	887	16	—	—
The Principal Variable Annuity	44,602	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	6,067	—	—	—
Principal Investment Plus Variable Annuity	403,213	2,117	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	213,975	7,422	—	—

Short Term Bond Division:
Principal Freedom Variable Annuity	20,377	76,914	113,337	109,009
Principal Freedom 2 Variable Annuity	8,064	903	—	—
The Principal Variable Annuity	683,459	807,391	929,646	981,173
The Principal Variable Annuity With Purchase Payment Credit Rider	492,188	491,429	409,665	638,307
Principal Investment Plus Variable Annuity	3,497,744	835,226	3,627,110	1,027,928
Principal Investment Plus Variable Annuity With Purchase Rider	1,153,906	442,603	1,381,692	435,493

SmallCap Division:
Premier Variable	10,536	2,330	24,204	107,948
Principal Freedom Variable Annuity	30,557	91,454	88,140	113,423
Principal Freedom 2 Variable Annuity	18,091	5,181	—	—
The Principal Variable Annuity	363,553	695,675	397,569	811,665
The Principal Variable Annuity With Purchase Payment Credit Rider	133,330	240,409	156,824	230,457

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SmallCap Growth Division:
Premier Variable	129,287	119,085	228,895	359,449
Principal Freedom Variable Annuity	4,628	24,281	51,907	52,509
Principal Freedom 2 Variable Annuity	19,883	1,572	1,075	—
The Principal Variable Annuity	452,179	872,030	527,387	881,582
The Principal Variable Annuity With Purchase Payment Credit Rider	107,101	145,022	135,315	161,377
Principal Investment Plus Variable Annuity	206,599	33,490	203,913	24,149
Principal Investment Plus Variable Annuity With Purchase Rider	65,618	19,091	88,669	10,302

SmallCap Value Division:
Premier Variable	64,512	86,492	104,875	245,405
Principal Freedom 2 Variable Annuity	39,168	1,640	1,803	—
The Principal Variable Annuity	305,208	621,718	420,233	608,245
The Principal Variable Annuity With Purchase Payment Credit Rider	138,104	227,792	122,067	168,731
Principal Investment Plus Variable Annuity	888,588	202,859	733,984	146,089
Principal Investment Plus Variable Annuity With Purchase Rider	251,870	74,037	287,567	67,010

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	41,413	5,259	25,266	8,655
Principal Investment Plus Variable Annuity With Purchase Rider	19,138	2,198	10,611	297

TT. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	110,929	42,649	103,613	24,937
Principal Investment Plus Variable Annuity With Purchase Rider	32,470	17,806	44,865	4,965

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	11,325	32,647	46,421	32,395

West Coast Equity Division
Principal Freedom 2 Variable Annuity	2,213	81	—	—
Principal Investment Plus Variable Annuity	99,260	6,460	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	43,661	79	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights
Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
Separate Account B has presented the following disclosures for 2007, 2006, 2005, 2004, and 2003 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which was effective January 1, 2001. Information for years prior to 2003 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Basic Value Series I Division:
2007	113	$13.15 to $12.89	$1,479	0.55%	1.25% to 1.85%	0.28% to (0.33)%
2006	82	13.12 to 12.93	1,073	0.64	1.25 to 1.85	11.80 to 11.13
2005 (6)	13	11.73 to 11.64	154	0.19	1.25 to 1.85	3.76 to 3.25

AIM V.I. Capital Appreciation Series I Division:
2007	1,295	10.92 to 10.82	14,126	—	1.25 to 1.85	10.61 to 9.95
2006 (7)	1,579	9.88 to 9.84	15,582	0.07	1.25 to 1.85	(1.12) to (1.52)

AIM V.I. Core Equity Series I Division:
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12
2006	6,064	10.28 to 9.91	61,828	0.61	1.25 to 1.85	15.26 to 14.57
2005	3,755	8.92 to 8.65	33,287	1.45	1.25 to 1.85	3.96 to 3.35
2004	4,303	8.58 to 8.37	36,736	0.95	1.25 to 1.85	7.65 to 7.03
2003	4,760	7.97 to 7.82	37,821	1.03	1.25 to 1.85	22.88 to 22.14

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Dynamics Series I Division:
2007	395	$11.37 to $10.92	$4,416	—%	1.25% to 1.85%	10.79% to 10.12%
2006	303	10.26 to 9.92	3,068	—	1.25 to 1.85	14.68 to 13.99
2005	289	8.95 to 8.70	2,558	—	1.25 to 1.85	9.41 to 8.61
2004	313	8.18 to 8.01	2,536	—	1.25 to 1.85	11.90 to 11.25
2003	281	7.31 to 7.20	2,039	—	1.25 to 1.85	36.11 to 35.30

AIM V.I. Global Health Care Series I Division:
2007	1,170	12.12 to 11.65	13,957	—%	1.25 to 1.85	10.46 to 9.79
2006	1,279	10.98 to 10.61	13,857	—	1.25 to 1.85	3.93 to 3.31
2005	1,366	10.56 to 10.27	14,276	—	1.25 to 1.85	6.77 to 6.20
2004	1,474	9.89 to 9.67	14,456	—	1.25 to 1.85	6.23 to 5.57
2003	1,324	9.31 to 9.16	12,246	—	1.25 to 1.85	26.20 to 25.44

AIM V.I. Small Cap Equity Series I Division:
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25
2006	55	14.21 to 14.01	775	—	1.25 to 1.85	15.98 to 15.29
2005 (6)	13	12.25 to 12.15	160	—	1.25 to 1.85	6.61 to 6.04

AIM V.I. Technology Series I Division:
2007	1,034	6.44 to 6.19	6,561	—	1.25 to 1.85	6.36 to 5.72
2006	1,028	6.06 to 5.86	6,148	—	1.25 to 1.85	9.11 to 8.46
2005	1,137	5.55 to 5.40	6,245	—	1.25 to 1.85	0.91 to 0.37
2004	1,233	5.50 to 5.38	6,738	—	1.25 to 1.85	3.19 to 2.67
2003	1,053	5.33 to 5.24	5,578	—	1.25 to 1.85	43.49 to 42.63

Alliance Bernstein VP Series Small Cap Growth Class A Division:
2007	120	15.53 to 15.22	1,843	—	1.25 to 1.85	12.65 to 11.97
2006	72	13.78 to 13.59	994	—	1.25 to 1.85	9.31 to 8.66
2005 (6)	22	12.61 to 12.51	271	—	1.25 to 1.85	6.34 to 5.81

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

American Century VP II Inflation Protection Division:
2007	6,990	$11.09 to $10.87	$77,061	4.39%	1.25% to 1.85%	8.17% to 7.52%
2006	4,767	10.25 to 10.11	48,661	3.17	1.25 to 1.85	0.33 to (0.27)
2005 (6)	1,787	10.22 to 10.13	18,214	4.75	1.25 to 1.85	0.88 to 0.37

American Century VP II Ultra Division:
2007	4,877	12.86 to 12.61	62,389	—	1.25 to 1.85	19.33 to 18.62
2006	3,842	10.78 to 10.63	41,243	—	1.25 to 1.85	(4.59) to (5.16)
2005 (6)	1,379	11.30 to 11.20	15,536	—	1.25 to 1.85	3.06 to 2.54

American Century VP II Value Division:
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to(7.05)
2006	3,494	14.61 to 14.21	50,565	1.17	1.25 to 1.85	17.00 to 16.30
2005	3,366	12.49 to 12.22	41,722	0.65	1.25 to 1.85	3.57 to 2.95
2004	2,631	12.06 to 11.87	31,569	0.60	1.25 to 1.85	12.71 to 12.09
2003	1,123	10.70 to 10.59	11,981	0.47	1.25 to 1.85	27.21 to 26.45

American Century VP Income & Growth Division:
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)
2006	3,173	12.38 to 11.76	38,341	1.80	0.85 to 1.85	16.10 to 14.95
2005	3,373	10.66 to 10.23	35,269	1.94	0.85 to 1.85	3.70 to 2.71
2004	3,343	10.28 to 9.96	33,859	1.29	0.85 to 1.85	12.10 to 10.91
2003	2,731	8.98 to 9.12	24,814	1.11	0.85 to 1.85	26.98 to 27.75

American Century VP Ultra Division:
2007	907	10.81 to 10.39	9,654	—	1.25 to 1.85	19.51 to 18.79
2006	1,057	9.04 to 8.74	9,446	—	1.25 to 1.85	(4.47) to (5.04)
2005	1,132	9.47 to 9.21	10,612	—	1.25 to 1.85	0.96 to 0.33
2004	1,148	9.38 to 9.18	10,692	—	1.25 to 1.85	9.20 to 8.64
2003	931	8.59 to 8.45	7,952	—	1.25 to 1.85	23.35 to 22.61

American Century VP Vista Division:
2007	163	18.55 to 18.18	2,996	—	1.25 to 1.85	38.03 to 37.20
2006	52	13.44 to 13.25	694	—	1.25 to 1.85	7.66 to 7.01
2005 (6)	25	12.49 to 12.38	313	—	1.25 to 1.85	4.22 to 3.70

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Asset Allocation Division:
2007	3,276	$1.49 to $25.53	$85,057	1.39%	0.42% to 1.85%	11.31% to 9.72%
2006	3,514	1.34 to 23.27	84,221	0.77	0.42 to 1.85	12.29 to 10.71
2005	4,008	1.19 to 21.02	84,245	1.65	0.42 to 1.85	5.31 to 3.85
2004	4,337	1.13 to 20.24	87,504	3.26	0.42 to 1.85	7.62 to 6.47
2003	4,408	1.05 to 19.01	84,285	1.93	0.42 to 1.85	21.08 to 19.38

Balanced Division:
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43
2006	6,432	2.17 to 19.84	92,320	2.49	0.42 to 1.85	10.73 to 9.40
2005	7,824	2.01 to 18.13	98,501	2.59	0.42 to 1.85	6.35 to 4.80
2004	11,449	1.84 to 17.30	109,503	2.12	0.42 to 1.85	8.88 to 8.06
2003	13,310	1.72 to 16.01	109,671	2.96	0.42 to 1.85	18.33 to 16.65

Bond Division:
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50
2006	18,814	2.11 to 18.24	319,793	3.87	0.42 to 1.85	4.21 to 2.73
2005	17,587	2.02 to 17.75	280,484	4.32	0.42 to 1.85	2.02 to 0.63
2004	18,219	1.92 to 17.64	252,489	4.56	0.42 to 1.85	1.59 to 3.04
2003	18,246	1.89 to 17.12	234,069	4.19	0.42 to 1.85	4.15 to 2.67

Capital Value Division:
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)
2006	11,695	3.65 to 28.33	213,650	1.57	0.42 to 1.85	19.45 to 17.76
2005	13,018	3.05 to 24.06	198,490	0.01	0.42 to 1.85	6.27 to 4.85
2004	17,135	2.87 to 22.94	214,377	1.43	0.42 to 1.85	11.67 to 10.29
2003	18,722	2.57 to 20.80	205,389	1.44	0.42 to 1.85	24.97 to 23.20

Diversified International Division:
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95
2006	13,309	2.99 to 26.09	290,731	1.18	0.42 to 1.85	27.43 to 25.63
2005	13,536	2.35 to 20.77	228,177	1.03	0.42 to 1.85	23.04 to 21.53
2004	15,016	1.91 to 17.09	184,002	0.94	0.42 to 1.85	20.89 to 18.76
2003	14,422	1.47 to 14.39	137,068	1.04	0.42 to 1.85	31.78 to 29.91

Dreyfus IP Technology Growth Service Shares Division:
2007	75	13.76 to 13.49	1,018	—	1.25 to 1.85	13.01 to 12.33
2006	37	12.18 to 12.00	452	—	1.25 to 1.85	2.75 to 2.13
2005 (6)	13	11.85 to 11.75	159	—	1.25 to 1.85	8.18 to 7.64

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Equity Growth Division:
2007	6,013	$1.14 to $30.85	$185,017	0.53%	0.42% to 1.85%	8.14% to 6.52%
2006	6,016	1.06 to 28.96	179,750	—	0.42 to 1.85	5.71 to 4.27
2005	6,904	1.00 to 27.78	195,218	—	0.42 to 1.85	7.53 to 5.59
2004	7,862	0.93 to 26.31	207,318	0.53	0.42 to 1.85	8.14 to 7.34
2003	8,445	0.86 to 24.51	208,587	0.41	0.42 to 1.85	25.42 to 23.64

Equity Income I Division:
2007 (8)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Equity Value Division:
2007	425	13.08 to 12.82	5,523	2.22	1.25 to 1.85	(2.56) to (3.14)
2006	294	13.42 to 13.24	3,927	1.70	1.25 to 1.85	18.08 to 17.37
2005 (6)	133	11.37 to 11.28	1,511	2.48	1.25 to 1.85	1.49 to 0.99

Fidelity VIP Equity-Income Service Class 2 Division:
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)
2006	5,585	13.95 to 13.57	77,174	2.96	1.25 to 1.85	18.44 to 17.74
2005	5,125	11.78 to 11.53	59,908	1.31	1.25 to 1.85	3.57 to 3.64
2004	4,327	11.30 to 11.12	48,616	1.05	1.25 to 1.85	9.92 to 9.23
2003	2,353	10.28 to 10.18	24,125	0.70	1.25 to 1.85	28.41 to 27.65

Fidelity VIP Growth Service Class Division:
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53
2006	3,889	8.76 to 8.45	33,789	0.30	1.25,to 1.85	5.41 to 4.78
2005	4,630	8.31 to 8.06	38,238	0.40	1.25 to 1.85	4.40 to 3.73
2004	5,219	7.96 to 7.77	41,373	0.16	1.25 to 1.85	1.92 to 1.30
2003	5,302	7.81 to 7.67	41,286	0.19	1.25 to 1.85	31.13 to 30.35

Fidelity VIP Growth Service Class 2 Division:
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33
2006	364	12.05 to 11.88	4,365	0.09	1.25 to 1.85	5.25 to 4.62
2005 (6)	115	11.45 to 11.35	1,309	—	1.25 to 1.85	5.90 to 5.37

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Fidelity VIP Overseas Service Class 2 Division:
2007	2,903	$18.50 to $18.13	$53,358	2.91%	1.25% to 1.85%	15.59% to 14.90%
2006	2,197	16.00 to 15.78	35,000	0.42	1.25 to 1.85	16.31 to 15.62
2005 (6)	882	13.76 to 13.65	12,096	—	1.25 to 1.85	15.13 to 14.56

Fidelity VIP II Contrafund Service Class Division:
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34
2006	8,076	14.79 to 14.26	118,478	1.10	1.25 to 1.85	10.21 to 9.55
2005	7,983	13.42 to 13.02	106,462	0.19	1.25 to 1.85	15.39 to 14.71
2004	7,170	11.63 to 11.35	82,971	0.23	1.25 to 1.85	13.91 to 13.27
2003	6,094	10.21 to 10.02	62,014	0.33	1.25 to l.85	26.76 to 26.00

Fidelity VIP II Contrafund Service Class 2 Division:
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14
2006	1,620	14.41 to 14.21	23,281	1.10	1.25 to 1.85	10.05 to 9.39
2005 (6)	528	13.10 to 12.99	6,902	—	1.25 to 1.85	13.29 to 12.72

Fidelity VIP III Mid Cap Service Class 2 Division:
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21
2006	283	15.60 to 15.38	4,393	0.09	1.25 to 1.85	11.01 to 10.35
2005 (6)	71	14.05 to 13.94	997	—	1.25 to 1.85	12.50 to 11.94

Goldman Sachs Structured Small Cap Equity Service Class I Division:
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)
2006	298	13.48 to 13.29	4,001	0.94	1.25 to 1.85	10.88 to 10.22
2005 (6)	94	12.16 to 12.06	1,146	0.60	1.25 to 1.85	5.70 to 5.18

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Goldman Sachs VIT Mid Cap Value Service Class I Division:
2007	1,341	$15.15 to $14.85	$20,193	0.93%	1.25% to 1.85%	1.91% to 1.30%
2006	853	14.86 to 14.65	12,621	1.43	1.25 to 1.85	14.72 to 14.04
2005 (6)	253	12.96 to 12.85	3,272	1.31	1.25 to 1.85	8.95 to 8.41

Government & High Quality Bond Division:
2007	16,521	2.27 to 18.28	277,392	4.61	0.42 to 1.85	4.46 to 2.97
2006	16,900	2.18 to 17.75	276,598	4.15	0.42 to 1.85	3.79 to 2.32
2005	18,392	2.10 to 17.35	286,799	4.41	0.42 to 1.85	1.45 to 0.15
2004	22,005	2.07 to 17.32	306,512	4.73	0.42 to 1.85	3.50 to 1.64
2003	25,536	2.00 to 17.04	341,730	3.41	0.42 to 1.85	1.41 to (0.03)

Growth Division:
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93
2006	8,539	1.95 to 17.80	96,085	0.27	0.42 to 1.85	9.46 to 7.91
2005	10,265	1.79 to 16.49	101,200	0.73	0.42 to 1.85	11.88 to 10.05
2004	16,647	1.60 to 14.99	114,994	0.33	0.42 to 1.85	8.84 to 7.38
2003	19,553	1.47 to 13.96	123,359	0.23	0.42 to 1.85	25.93 to 24.15

International Emerging Markets Division:
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49
2006	3,632	3.17 to 28.59	104,347	—	0.42 to 1.85	37.74 to 35.79
2005	3,018	2.30 to 21.06	62,694	1.34	0.42 to 1.85	33.72 to 21.62
2004	2,096	1.72 to 15.97	32,241	0.79	0.42 to 1.85	24.46 to 22.56
2003	1,274	1.38 to 13.03	16,414	1.11	0.42 to 1.85	56.56 to 54.32

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

International SmallCap Division:
2007	4,137	$2.70 to $31.87	$133,593	1.47%	0.42% to 1.85%	8.75% to 7.21%
2006	4,226	2.48 to 29.72	127,551	0.52	0.42 to 1.85	29.83 to 28.00
2005	4,454	1.91 to 23.22	102,214	0.53	0.42 to 1.85	28.19 to 19.76
2004	4,109	1.49 to 18.32	74,478	0.76	0.42 to 1.85	29.57 to 27.84
2003	3,557	1.15 to 14.33	51,540	1.36	0.42 to 1.85	53.55 to 51.33

Janus Aspen Mid Cap Growth Service Shares Division:
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50
2006	2,530	7.74 to 7.47	19,323	—	1.25 to 1.85	11.90 to 11.23
2005	2,681	6.92 to 6.71	18,346	—	1.25 to 1.85	10.54 to 10.00
2004	2,849	6.26 to 6.10	17,665	—	1.25 to 1.85	19.01 to 18.22
2003	2,855	5.26 to 5.16	14,913	—	1.25 to 1.85	33.09 to 32.30

LargeCap Blend Division:
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19
2006	14,897	13.01 to 12.65	192,106	0.62	1.25 to 1.85	14.38 to 13.70
2005	11,345	11.37 to 11.13	128,134	0.01	1.25 to 1.85	3.44 to 3.17
2004	7,891	11.00 to 10.82	86,333	1.18	1.25 to 1.85	9.02 to 8.31
2003	4,990	10.09 to 9.99	50,195	0.98	1.25 to 1.85	22.22 to 21.49

LargeCap Stock Index Division:
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21
2006	15,070	1.22 to 10.19	152,650	1.33	0.42 to 1.85	15.09 to 13.46
2005	15,133	1.06 to 8.98	134,689	0.03	0.42 to 1.85	3.92 to 2.56
2004	14,735	1.02 to 8.76	127,190	1.60	0.42 to 1.85	9.68 to 8.42
2003	11,654	0.93 to 8.08	93,977	1.41	0.42 to 1.85	27.78 to 25.97

LargeCap Value Division:
2007	13,775	13.98 to 13.51	190,694	1.26	1.25 to 1.85	(4.92) to (5.49)
2006	11,912	14.70 to 14.30	173,683	0.94	1.25 to 1.85	20.04 to 19.33
2005	9,023	12.24 to 11.98	109,779	0.01	1.25 to 1.85	2.59 to 3.51
2004	6,391	11.76 to 11.58	74,817	1.59	1.25 to 1.85	11.68 to 11.03
2003	4,011	10.53 to 10.43	42,122	1.63	1.25 to 1.85	26.46 to 25.71

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Lehman Brothers AMT High Income Bond S Class Division:
2007	387	$10.64 to $10.43	$4,094	9.12%	1.25% to 1.85%	(0.20)% to(0.80)%
2006	194	10.66 to 10.52	2,064	8.30	1.25 to 1.85	6.13 to 5.50
2005 (6)	89	10.05 to 9.97	886	10.56	1.25 to 1.85	(0.83) to (1.33)

MidCap Division:
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43
2006	11,881	4.17 to 37.04	367,161	1.03	0.42 to 1.85	13.75 to 12.14
2005	13,033	3.66 to 33.03	339,324	0.09	0.42 to 1.85	8.61 to 7.21
2004	15,701	3.37 to 30.81	322,650	1.18	0.42 to 1.85	17.42 to 15.57
2003	16,473	2.87 to 26.66	277,286	1.06	0.42 to 1.85	32.25 to 30.38

MidCap Growth Division:
2007	4,441	1.45 to 13.12	59,984	0.11	0.42 to 1.85	10.31 to 8.74
2006	4,666	1.31 to 12.06	57,787	—	0.42 to 1.85	9.20 to 7.64
2005	4,764	1.20 to 11.21	53,923	—	0.42 to 1.85	13.21 to 10.74
2004	4,811	1.06 to 10.04	48,681	—	0.42 to 1.85	11.58 to 9.73
2003	4,535	0.95 to 9.15	41,402	—	0.42 to 1.85	39.99 to 38.00

MidCap Value Division:
2007	7,574	1.80 to 15.95	125,209	0.64	0.42 to 1.85	(1.45) to (2.86)
2006	6,981	1.83 to 16.42	119,378	0.24	0.42 to 1.85	12.80 to 11.20
2005	6,389	1.62 to 14.76	94,905	—	0.42 to 1.85	10.20 to 6.72
2004	4,931	1.47 to 13.60	66,587	0.10	0.42 to 1.85	22.50 to 20.35
2003	3,343	1.20 to 11.30	37,406	0.08	0.42 to 1.85	35.92 to 33.99

Money Market Division:
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96
2006	9,838	1.60 to 13.29	94,506	4.53	0.42 to 1.85	4.32 to 2.71
2005	9,888	1.54 to 12.94	82,162	2.64	0.42 to 1.85	2.67 to 0.78
2004	12,349	1.50 to 2.13	89,606	0.88	0.42 to 2.16	– to (0.93)
2003	15,091	1.50 to 12.96	107,056	0.78	0.42 to 1.85	0.31 to (1.11)

Neuberger Berman AMT Fasciano S Class Division:
2007	273	11.49 to 11.26	3,111	—	1.25 to 1.85	(0.74) to (1.34)
2006	174	11.58 to 11.42	2,008	—	1.25 to 1.85	3.95 to 3.33
2005 (6)	58	11.14 to 11.05	640	—	1.25 to 1.85	4.32 to 3.80

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value				Total Return (3)(4)
		Corresponding to		Investment	Expense	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Ratio (2)	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Lowest to Highest	Expense Ratio

Neuberger Berman AMT Partners I Class Division:
2007	440	$16.36 to $16.03	$7,154	0.70%	1.25% to 1.85%	7.97% to 7.32%
2006	310	15.15 to 14.94	4,672	0.96	1.25 to 1.85	10.85 to 10.19
2005 (6)	65	13.67 to 13.55	884	1.51	1.25 to 1.85	11.12 to 10.57

Neuberger Berman AMT Socially Responsive I Class Division:
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63
2006	186	13.62 to 13.43	2,519	0.14	1.25 to 1.85	12.29 to 11.62
2005 (6)	64	12.13 to 12.03	773	—	1.25 to 1.85	5.75 to 5.22

Principal LifeTime Strategic Income Division:
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
2006	1,035	10.71 to 11.93	12,491	0.13	0.95 to 1.85	1.69 to 8.24
2005 (6)	490	11.11 to 11.02	5,446	—	1.25 to 1.85	4.35 to 3.83

Principal LifeTime 2010 Division:
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95
2006	2,089	10.85 to 12.43	26,166	0.04	0.95 to 1.85	2.75 to 10.24
2005 (6)	1,126	11.36 to 11.27	12,780	—	1.25 to 1.85	4.67 to 4.15

Principal LifeTime 2020 Division:
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54
2006	7,291	11.04 to 13.03	95,945	—	0.95 to 1.85	3.41 to 13.06
2005 (6)	2,259	11.62 to 11.52	26,189	—	1.25 to 1.85	5.41 to 4.89

Principal LifeTime 2030 Division:
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97
2006	914	11.01 to 12.99	11,982	0.01	0.95 to 1.85	3.90 to 12.73
2005 (6)	280	11.61 to 11.52	3,241	—	1.25 to 1.85	5.21 to 4.68

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Principal LifeTime 2040 Division:
2007	799	$11.62 to $13.84	$11,107	0.29%	0.95% to 1.85%	5.52% to 2.13%
2006	390	11.01 to 13.22	5,191	0.02	0.95 to 1.85	4.22 to 13.03
2005 (6)	123	11.79 to 11.70	1,449	—	1.25 to 1.85	5.48 to 4.95

Principal LifeTime 2050 Division:
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26
2006	260	11.02 to 13.29	3,485	0.01	0.95 to 1.85	4.59 to 13.38
2005 (6)	66	11.82 to 11.73	774	—	1.25 to 1.85	5.46 to 4.94

Real Estate Securities Division:
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)
2006	5,236	3.18 to 35.07	181,645	1.59	0.42 to 1.85	35.90 to 34.11
2005	5,253	2.34 to 26.15	133,793	0.02	0.42 to 1.85	15.27 to 13.74
2004	5,230	2.03 to 22.99	115,811	2.28	0.42 to 1.85	34.44 to 32.05
2003	4,200	1.51 to 17.41	71,203	3.69	0.42 to 1.85	38.33 to 36.37

SAM Balanced Portfolio Division:
2007 (9)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

SAM Conservative Balanced Portfolio Division:
2007 (9)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

SAM Conservative Growth Portfolio Division:
2007 (9)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio Division:
2007 (9)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio Division:
2007 (9)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Short Term Bond Division:
2007	14,642	$10.71 to $10.23	$152,978	3.29%	0.85% to 1.85%	2.19% to 1.17%
2006	11,441	10.48 to 10.11	117,594	2.22	0.85 to 1.85	3.56 to 2.53
2005	8,171	10.12 to 9.86	81,529	1.51	0.85 to 1.85	0.94 to 0.46
2004	5,485	10.03 to 9.87	54,515	—	0.85 to 1.85	0.50 to (0.50)
2003 (5)	2,055	9.98 to 9.92	20,446	2.63	0.85 to 1.85	(0.25) to (0.87)

SmallCap Division:
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)
2006	5,338	1.31 to 12.92	71,752	0.16	0.42 to 1.85	12.23 to 10.64
2005	5,934	1.17 to 11.68	70,854	0.02	0.42 to 1.85	6.36 to 5.13
2004	5,891	1.10 to 11.11	66,830	—	0.42 to 1.85	19.57 to 17.57
2003	5,224	0.92 to 9.45	50,283	0.10	0.42 to 1.85	36.29 to 34.32

SmallCap Growth Division:
2007	4,379	0.83 to 10.69	47,856	—	0.42 to 1.85	4.48 to 3.06
2006	4,608	0.80 to 10.37	48,773	—	0.42 to 1.85	8.52 to 6.98
2005	4,861	0.73 to 9.69	46,695	—	0.42 to 1.85	5.80 to 4.72
2004	5,065	0.69 to 9.26	46,544	—	0.42 to 1.85	11.29 to 9.20
2003	4,956	0.62 to 8.48	41,566	—	0.42 to 1.85	45.04 to 42.98

SmallCap Value Division:
2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)
2006	4,998	2.01 to 25.05	126,060	0.29	0.42 to 1.85	18.24 to 16.47
2005	4,563	1.70 to 21.51	95,378	0.04	0.42 to 1.85	5.59 to 4.28
2004	3,973	1.61 to 20.63	78,298	0.17	0.42 to 1.85	22.90 to 20.86
2003	3,375	1.31 to 17.07	56,509	0.44	0.42 to 1.85	49.98 to 47.85

T. Rowe Price Blue Chip Growth II Division:
2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42
2006	83	12.49 to 12.32	1,028	0.24	1.25 to 1.85	7.97 to 7.33
2005 (6)	56	11.57 to 11.48	644	0.28	1.25 to 1.85	7.40 to 6.86

T. Rowe Price Health Science II Division:
2007	245	15.84 to 15.52	3,858	—	1.25 to 1.85	16.24 to 15.54
2006	162	13.62 to 13.43	2,197	—	1.25 to 1.85	7.09 to 6.45
2005 (6)	43	12.72 to 12.62	551	—	1.25 to 1.85	19.54 to 18.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Templeton Growth Securities Class 2 Division:
2007	138	$19.25	$2,663	1.33%	0.85%	1.48%
2006	160	18.97	3,029	1.28	0.85	20.78
2005	146	15.70	2,287	1.07	0.85	7.90
2004	127	14.55	1,852	1.11	0.85	15.11
2003	94	12.64	1,193	1.48	0.85	31.02

West Coast Equity Division:
2007 (9)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	The total return percentages represent the range of total returns available as of the report date and correspond with the expense ratio from lowest to highest.

(5)	Commencement of operations, May 17, 2003.

(6)	Commencement of operations, January 4, 2005.

(7)	Commencement of operations, April 28, 2006.

(8)	Commencement of operations, January 5, 2007.

(9)	Commencement of operations, May 1, 2007.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)
There are divisions that have unit values and total returns outside of the ranges indicated above. The following is a list of the divisions and corresponding unit values and total returns falling outside the ranges.

	2007	2007
Division	Unit Value	Total Return

AIM V.I. SmallCap Equity Series I Division	$—	(1.43)% and 3.87%
American Century VP Income and Growth Division	11.14	—
Asset Allocation Division	26.65	—
Balanced Division	2.27 and 21.41	—
Bond Division	2.11 and 19.32	—
Capital Value Division	3.51, 28.99, and 42.27	—
Diversified International Division	3.36 and 31.03	—
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	—
Government and High Quality Bond Division	2.20 and 19.07	—
Growth Division	2.33 and 22.46	—
International Emerging Markets Division	41.62	—
International SmallCap Division	33.26	—
LargeCap Stock Index Division	10.98, 11.37, and 11.55	—
MidCap Division	4.41 and 41.53	—
MidCap Growth Division	13.69 and 15.16	—
MidCap Value Division	16.60 and 24.95	—
Money Market Division	1.62 and 14.28	—
Principal LifeTime Strategic Income Division	12.20	—
Principal LifeTime 2010 Division	12.91	—
Principal LifeTime 2020 Division	13.68	—
Principal LifeTime 2030 Division	13.78	—
Principal LifeTime 2040 Division	14.11	—
Principal LifeTime 2050 Division	14.20	—
Real Estate Securities Division	29.57	—
SAM Balanced Portfolio Division	10.27	—
SAM Conservative Balanced Portfolio Division	10.24	—
SAM Conservative Growth Portfolio Division	10.27	—
SAM Flexible Income Portfolio Division	10.18	—
SAM Strategic Growth Portfolio Division	—	2.54

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2007	2007
Division	Unit Value	Total Return

SmallCap Division	$13.45 and $17.04	—%
SmallCap Growth Division	11.15	—
SmallCap Value Division	23.22	—

	2006	2006
Division	Unit Value	Total Return

American Century VP Income & Growth Division	$11.25	4.83%
Asset Allocation Division	24.14	—
Balanced Division	2.17 and 20.58	—
Bond Division	2.05 and 18.92	0.35
Capital Value Division	3.53, 29.38, and 42.51	4.47
Diversified International Division	2.91 and 27.07	6.56
Equity Growth Division	30.04	—
Government & High Quality Bond Division	2.11 and 18.41	0.29
Growth Division	1.90 and 18.46	—
International Emerging Markets Division	29.66	—
International SmallCap Division	30.83	—
LargeCap Stock Index Division	10.57, 10.90, and 11.09	3.93
MidCap Division	4.05 and 38.42	4.32
MidCap Growth Division	12.51 and 13.80	3.76
MidCap Value Division	16.98 and 25.43	4.92
Money Market Division	1.55 and 13.79	0.60
Principal LifeTime Strategic Income Division	12.10	8.89
Principal LifeTime 2010 Division	12.60	10.91
Principal LifeTime 2020 Division	13.21	13.73
Principal LifeTime 2030 Division	13.17	13.40
Principal LifeTime 2040 Division	13.41	13.70
Principal LifeTime 2050 Division	13.48	14.06
Real Estate Securities Division	36.38	3.71
Short Term Bond Division	—	0.44

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2006	2006
Division	Unit Value	Total Return

SmallCap Division	$13.40 and $16.90	4.60%
SmallCap Growth Division	10.76	3.49
SmallCap Value Division	25.99	4.97

	2005	2005
Division	Unit Value	Total Return

Asset Allocation Division	$21.67	—%
Balanced Division	1.96 and 18.70	—
Bond Division	1.97 and 18.30	2.60
Capital Value Division	2.96, 24.80 and 35.61	3.17 and 2.66
Diversified International Division	2.29 and 21.42	17.96 and 17.37
Equity Growth Division	28.64	11.77 and 12.33
Fidelity VIP Equity – Income Service Class 2 Division	—	4.26 to 3.06
Government & High Quality Bond Division	2.04 and 17.89	1.49
Growth Division	1.74 and 17.01	—
International Emerging Markets Division	21.71	—
International SmallCap Division	23.95	—
LargeCap Blend Division	—	3.69 and 2.82
LargeCap Stock Index Division	9.26 and 9.51	—
LargeCap Value Division	—	2.08 and 4.13
MidCap Division	3.57 and 34.06	8.84
MidCap Growth Division	11.56 and 12.69	—
MidCap Value Division	15.18 and 22.64	—
Money Market Division	1.49 and 13.34	—
Real Estate Securities Division	26.97	19.86 and 20.46
Short Term Bond Division	—	(0.06) and 0.96
SmallCap Division	12.04 and 15.13	—
SmallCap Growth Division	10.00	6.53 and 7.06
SmallCap Value Division	22.18	5.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2004	2004
Division	Unit Value	Total Return

Asset Allocation Division	$20.75	—%
Balanced Division	1.85 and 17.73	—
Bond Division	1.94 and 18.08	—
Capital Value Division	2.79, 23.51, and 33.50	—
Diversified International Division	1.86 and 17.52	—
Equity Growth Division	26.96	—
Government & High Quality Bond Division	2.01 and 17.76	—
Growth Division	1.56 and 15.36	—
International Emerging Markets Division	16.37	—
International SmallCap Division	18.78	—
LargeCap Stock Index Division	8.98 and 9.18	—
MidCap Division	3.29 and 31.58	—
MidCap Growth Division	10.29 and 11.26	—
MidCap Value Division	13.90 and 20.66	—
Money Market Division	1.46 and 13.16	—
Real Estate Securities Division	23.57	—
SmallCap Division	11.39 and 14.25	—
SmallCap Growth Division	9.49	—
SmallCap Value Division	21.14	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2003	2003
Division	Unit Value	Total Return

Asset Allocation Division	$19.36	—%
Balanced Division	1.69 and 16.31	—
Bond Division	1.85 and 17.44	—
Capital Value Division	2.50, 21.19, and 29.96	—
Equity Growth Division	24.97	—
Government Securities Division	1.95 and 17.36	(0.70)
Growth Division	1.44 and 14.22	—
International Division	1.55 and 14.66	—
International Emerging Markets Division	13.27	—
International SmallCap Division	14.60	—
LargeCap Stock Index Division	8.24 and 8.39	—
MidCap Division	2.81 and 27.16	—
MidCap Growth Division	9.32 and 10.15	—
MidCap Value Division	11.48 and 16.98	—
Real Estate Securities Division	17.74	—
Money Market Division	1.46 and 13.20	—
SmallCap Division	9.63 and 12.00	—
SmallCap Growth Division	8.64	—
SmallCap Value Division	17.39	—

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Principal Life Insurance Company
     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain non-monetary exchanges of similar productive assets (primarily real estate) effective July 1, 2005, its pension and other post-retirement benefits effective December 31, 2006, and for the treatment of modifications or exchanges of insurance contracts and income tax contingencies effective January 1, 2007.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 7, 2008

3

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2007	2006
	(in millions)
Assets
Fixed maturities, available-for-sale	$44,236.7	$42,168.8
Fixed maturities, trading	302.1	197.9
Equity securities, available-for-sale	309.7	645.3
Equity securities, trading	223.9	148.2
Mortgage loans	12,101.0	11,141.9
Real estate	859.6	801.4
Policy loans	853.7	850.7
Other investments	1,335.1	933.6

Total investments	60,221.8	56,887.8
Cash and cash equivalents	1,447.3	1,898.7
Accrued investment income	766.3	713.7
Premiums due and other receivables	866.0	839.4
Deferred policy acquisition costs	2,626.7	2,265.9
Property and equipment	435.4	404.7
Goodwill	244.0	229.5
Other intangibles	190.0	197.1
Separate account assets	75,743.3	69,451.7
Assets of discontinued operations	—	54.2
Other assets	1,610.0	1,509.4

Total assets	$144,150.8	$134,452.1

Liabilities
Contractholder funds	$40,267.5	$36,782.7
Future policy benefits and claims	15,622.9	15,004.2
Other policyholder funds	526.6	613.6
Short-term debt	344.5	412.2
Long-term debt	186.9	256.1
Income taxes currently payable	5.6	9.1
Deferred income taxes	386.3	758.1
Separate account liabilities	75,743.3	69,451.7
Liabilities of discontinued operations	—	43.0
Other liabilities	4,590.5	4,320.1

Total liabilities	137,674.1	127,650.8
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,595.9	5,515.3
Retained earnings	760.8	670.9
Accumulated other comprehensive income	117.5	612.6

Total stockholder’s equity	6,476.7	6,801.3

Total liabilities and stockholder’s equity	$144,150.8	$134,452.1

See accompanying notes.

4

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums and other considerations	$4,387.7	$4,066.2	$3,727.4
Fees and other revenues	1,996.8	1,634.3	1,486.6
Net investment income	3,552.5	3,352.8	3,131.0
Net realized/unrealized capital gains (losses)	(348.4)	30.4	(17.5)

Total revenues	9,588.6	9,083.7	8,327.5
Expenses
Benefits, claims and settlement expenses	5,908.6	5,293.3	4,873.6
Dividends to policyholders	293.8	290.7	293.0
Operating expenses	2,464.1	2,231.0	2,063.0

Total expenses	8,666.5	7,815.0	7,229.6

Income from continuing operations before income taxes	922.1	1,268.7	1,097.9
Income taxes	201.2	320.0	286.0

Income from continuing operations, net of related income taxes	720.9	948.7	811.9
Income from discontinued operations, net of related income taxes	20.2	28.9	20.2

Net income	$741.1	$977.6	$832.1

See accompanying notes.

5

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
	(in millions)
Balances at January 1, 2005	$2.5	$5,112.7	$238.3	$1,302.8	$6,656.3
Capital contributions	—	34.0	—	—	34.0
Capital transactions of equity method investee, net of related income taxes	—	(0.1)	—	—	(0.1)
Stock-based compensation and additional related tax benefits	—	44.4	—	—	44.4
Tax benefits related to demutualization	—	163.8	—	—	163.8
Dividends to parent	—	—	(200.0)	—	(200.0)
Comprehensive income:
Net income	—	—	832.1	—	832.1
Net unrealized losses, net	—	—	—	(442.4)	(442.4)
Foreign currency translation adjustment, net	—	—	—	0.7	0.7
Minimum pension liability, net of related income taxes	—	—	—	(6.2)	(6.2)

Comprehensive income					384.2

Balances at December 31, 2005	2.5	5,354.8	870.4	854.9	7,082.6
Capital contributions	—	93.8	—	—	93.8
Capital transactions of equity method investee, net of related income taxes	—	1.7	—	—	1.7
Stock-based compensation and additional related tax benefits	—	65.0	(0.9)	—	64.1
Dividends to parent	—	—	(1,176.2)	—	(1,176.2)
Transition adjustment related to post-retirement benefit obligations, net of related income taxes	—	—	—	23.3	23.3
Comprehensive income:
Net income	—	—	977.6	—	977.6
Net unrealized losses, net	—	—	—	(269.9)	(269.9)
Foreign currency translation adjustment, net	—	—	—	1.6	1.6
Minimum pension liability, net of related income taxes	—	—	—	2.7	2.7

Comprehensive income					712.0

Balances at December 31, 2006	$2.5	$5,515.3	$670.9	$612.6	$6,801.3

6

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity — (continued)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
	(in millions)
Balances at January 1, 2007	$2.5	$5,515.3	$670.9	$612.6	$6,801.3
Capital contributions	—	13.9	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	64.4
Dividends to parent	—	—	(650.0)	—	(650.0)
Comprehensive income:
Net income	—	—	741.1	—	741.1
Net unrealized losses, net	—	—	—	(550.8)	(550.8)
Foreign currency translation adjustment, net	—	—	—	3.0	3.0
Unrecognized post-retirement benefit obligation, net of related income taxes	—	—	—	52.7	52.7

Comprehensive income					246.0

Balances at December 31, 2007	$2.5	$5,595.9	$760.8	$117.5	$6,476.7

See accompanying notes.

7

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Operating activities
Net income	$741.1	$977.6	$832.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	(20.2)	(28.9)	(20.2)
Amortization of deferred policy acquisition costs	351.4	236.8	238.8
Additions to deferred policy acquisition costs	(568.7)	(445.8)	(440.6)
Accrued investment income	(52.6)	(46.4)	1.2
Net cash flows for trading securities	(180.7)	(93.0)	(29.4)
Premiums due and other receivables	(136.6)	(98.7)	(63.3)
Contractholder and policyholder liabilities and dividends	1,912.4	1,692.9	1,430.3
Current and deferred income taxes	(105.8)	125.0	(445.1)
Net realized/unrealized capital (gains) losses	348.4	(30.4)	17.5
Depreciation and amortization expense	88.8	79.3	82.1
Mortgage loans held for sale, acquired or originated	(27.2)	(382.6)	(2,177.5)
Mortgage loans held for sale, sold or repaid, net of gain	104.2	719.7	2,238.6
Real estate acquired through operating activities	(48.2)	(82.3)	(44.6)
Real estate sold through operating activities	43.7	91.4	41.9
Stock-based compensation	59.7	63.8	44.4
Other	(86.0)	(272.6)	284.2

Net adjustments	1,682.6	1,528.2	1,158.3

Net cash provided by operating activities	2,423.7	2,505.8	1,990.4
Investing activities
Available-for-sale securities:
Purchases	(10,223.8)	(7,399.7)	(8,243.4)
Sales	2,858.5	1,094.0	2,759.5
Maturities	4,278.2	3,453.5	3,734.0
Mortgage loans acquired or originated	(3,043.8)	(2,501.0)	(2,293.8)
Mortgage loans sold or repaid	1,996.5	2,002.0	2,563.2
Real estate acquired	(115.2)	(26.6)	(90.2)
Real estate sold	50.8	211.1	319.3
Net purchases of property and equipment	(74.5)	(39.5)	(37.6)
Purchases of interest in subsidiaries, net of cash acquired	(7.0)	(37.2)	(57.9)
Net change in other investments	16.3	99.2	35.6

Net cash used in investing activities	$(4,264.0)	$(3,144.2)	$(1,311.3)

8

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Financing activities
Proceeds from financing element derivatives	$128.7	$132.1	$168.4
Payments for financing element derivatives	(137.2)	(141.0)	(123.2)
Excess tax benefits from share-based payment arrangements	9.6	8.4	—
Dividends to parent	(650.0)	(1,176.2)	(200.0)
Capital contribution (return of capital) from (to) parent	13.9	(5.8)	34.0
Issuance of long-term debt	0.2	1.0	38.3
Principal repayments of long-term debt	(69.4)	(15.4)	(72.1)
Net proceeds (repayments) of short-term borrowings	(67.7)	(306.9)	21.4
Investment contract deposits	9,958.9	8,925.7	7,250.0
Investment contract withdrawals	(8,209.9)	(6,859.4)	(6,504.5)
Net increase in banking operation deposits	417.1	258.9	41.9
Other	(5.3)	—	—

Net cash provided by financing activities	1,388.9	821.4	654.2
Discontinued operations
Net cash provided by operating activities	2.5	6.9	126.0
Net cash used in investing activities	(1.3)	(8.4)	(127.0)
Net cash used in financing activities	(0.5)	(0.6)	(0.5)

Net cash provided by (used in) discontinued operations	0.7	(2.1)	(1.5)

Net increase (decrease) in cash and cash equivalents	(450.7)	180.9	1,331.8
Cash and cash equivalents at beginning of year	1,898.0	1,717.1	385.3

Cash and cash equivalents at end of year	$1,447.3	$1,898.0	$1,717.1

Cash and cash equivalents of discontinued operations included above
At beginning of year	$(0.7)	$1.4	$2.9
At end of year	$—	$(0.7)	$1.4
Schedule of noncash transactions
Capital contribution related to the allocation of intangible assets	$—	$99.9	$—

Tax benefits related to demutualization	$—	$—	$163.8

See accompanying notes.

9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2007
1. Nature of Operations and Significant Accounting Policies
Description of Business
     Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).
Basis of Presentation
     The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Less than majority-owned entities in which we had at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we had at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.
Closed Block
     We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 9, Closed Block, for further details.
Use of Estimates in the Preparation of Financial Statements
     The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.
Recent Accounting Pronouncements
     On December 4, 2007, the Financial Accounting Standards Board (“the FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141R, Business Combinations (“SFAS 141R”). This statement was a joint project between the FASB and the International Accounting Standards Board whose objectives were to improve and simplify the accounting for business combinations and to develop a single high-quality standard of accounting for business combinations that could be used for both domestic and international financial reporting. Among the changes, the standard requires that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. In addition, SFAS 141R requires direct acquisition costs to be expensed. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. All requirements of SFAS 141R should be applied prospectively.
     Also on December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). Under this statement, noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity. In addition, SFAS 160 changes the way the consolidated income statement is presented. Net income will include the total income of all consolidated subsidiaries, with separate disclosures on the face of the income statement of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income. Finally, SFAS 160 revises the accounting requirements for changes in a parent’s ownership interest while the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. Presentation and disclosure requirements should be applied retrospectively for all periods presented. All other requirements of SFAS 160 should be applied prospectively. We are still evaluating the impact this guidance will have on our consolidated financial statements.

10

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On June 11, 2007, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position (“SOP”) 07-1, Clarification of the Scope of the Audit and Accounting Guide “Investment Companies” and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). This SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). This SOP also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, this SOP includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of this SOP were effective for fiscal years beginning on or after December 15, 2007. However, on February 14, 2008, the FASB issued FASB Staff Position (“FSP”) SOP 07-1-1, Effective Date of AICPA Statement of Position 07-1, to indefinitely defer the effective date of SOP 07-1.
     On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions; (2) is irrevocable; and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. SFAS 159 also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We do not anticipate that SFAS 159 will have a material impact on our consolidated financial statements; however, election of this option could introduce period to period volatility in net income.
     The FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R (“SFAS 158”), on September 29, 2006. SFAS 158 requires an entity to recognize in its statement of financial position an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status. This statement eliminates the ability to choose a measurement date, by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements were effective for fiscal years ending after December 15, 2006, and did not have a material impact on our consolidated financial statements. The requirement to measure plan assets and benefit obligations as of the annual balance sheet date is effective for fiscal years ending after December 15, 2008. See Note 14, Employee and Agent Benefits, for further details relating to our benefit plans.
     On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, on February 12, 2008, the FASB issued FSP FAS 157-2, Effective Date of Statement No. 157, to defer the effective date of the standard for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. On February 14, 2008, the FASB issued FSP FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement Under Statement 13, which amends SFAS 157 to exclude instruments covered by SFAS No. 13, Accounting for Leases, and its related interpretive guidance from the scope of SFAS 157. We do not anticipate that SFAS 157 will have a material impact on our consolidated financial statements.

11

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     The staff of the United States Securities and Exchange Commission (“SEC”) published Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant’s prior year financial statements must be restated. SAB 108 was effective for fiscal years ending after November 15, 2006, and did not have a material impact on our consolidated financial statements.
     On July 13, 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted FIN 48 on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 13, Income Taxes, for further details.
     On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (“SFAS 156”), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”). This Statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale (“AFS”) securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other AFS securities, provided the AFS securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this Statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities is also effective the first fiscal year beginning after September 15, 2006. We adopted SFAS 156 effective January 1, 2007, and have not elected to subsequently measure any of our servicing rights at fair value or reclassify any AFS securities to trading. The prospective aspects of SFAS 156 are not expected to have a material impact on our consolidated financial statements.
     On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 (“SFAS 155”), which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”) and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006. At adoption, the fair value election may also be applied to hybrid financial instruments that have been bifurcated under SFAS 133 prior to adoption of this Statement. We adopted SFAS 155 on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of SFAS 155. The prospective aspects of SFAS 155 are not expected to have a material impact on our consolidated financial statements.

12

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On September 19, 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (“SOP 05-1”). The AICPA defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs (“DPAC”), unearned revenue liabilities and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. As of January 1, 2007, we adopted SOP 05-1, which did not have a material impact on our consolidated financial statements.
     On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of Accounting Principles Board Opinion No. 20 and FASB Statement No. 3 (“SFAS 154”), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application requirement replaces the Accounting Principles Board (“APB”) Opinion No. 20, Accounting Changes (“APB 20”), requirement to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 was effective for accounting changes on or after January 1, 2006.
     On December 21, 2004, the FASB issued FSP No. 109-2, Accounting and Disclosure Guidance for the Foreign Earning Repatriation Provision within the American Jobs Creation Act of 2004 (“FSP 109-2”). The American Jobs Creation Act of 2004 was enacted on October 22, 2004, and introduces, among other things, a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (“repatriation provision”), provided certain criteria are met. FSP 109-2 was issued to allow additional time for companies to determine whether any foreign earnings will be repatriated under the Act’s repatriation provision, given the law was enacted late in the year and certain provisions were unclear. FSP 109-2 was effective for the year ended December 31, 2004. In 2005, we elected a dividends received deduction under the American Jobs Creation Act of 2004. See Note 13, Income Taxes, for further details.
     On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure — an Amendment of FASB Statement No. 123 and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, PFG adopted SFAS 123R effective January 1, 2006 using the modified-prospective method.
     The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Prior to PFG adopting SFAS 123R, our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after PFG’s adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.
     SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.

13

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.
     This Statement did not have a material impact on our consolidated financial statements as we began expensing our pro-rata share of PFG’s stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002, were fully vested at the time of adoption of SFAS 123R. We use the Black-Scholes formula to estimate the value of stock options granted to employees. We applied the prospective method of transition as prescribed by SFAS 123 when PFG elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting SFAS 123R was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses. See Note 20, Stock-Based Compensation Plans, for further details.
     In December, 2004, SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 (“SFAS 153”), was issued. APB Opinion No. 29, Accounting for Nonmonetary Transactions (“APB 29”), provided the basic principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. However, APB 29 provided an exception that allowed certain exchanges of similar productive assets to be recorded at book value. SFAS 153 amends APB 29 to eliminate this exception and requires non-monetary exchanges that meet certain criteria to be accounted for at fair value. We adopted SFAS 153 and are applying its guidelines to nonmonetary exchanges occurring on or after July 1, 2005.
Cash and Cash Equivalents
     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.
Investments
     Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder dividend obligation (“PDO”), derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income as net realized/unrealized capital gains (losses).
     The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool that models the prepayment behavior of the underlying collateral based on the current interest rate environment.
     Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for

14

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
sale was $82.4 million and $118.2 million as of December 31, 2007 and 2006, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
     Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan’s effective interest rate or the loan’s observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held-for-sale in the amount of $2.9 million and $77.3 million at December 31, 2007 and 2006, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.
     Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, unrealized gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan allowance and impairments of real estate held for investment are reported in net income as net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized/unrealized capital gains (losses).
     Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.
Securitizations
     We, along with other contributors, sell commercial mortgage loans to trusts that, in turn, securitize the assets. As these trusts are classified as qualifying special purpose entities (“QSPE”), we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated. There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We have analyzed the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust will need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the statement of financial position along with the offsetting liability.
Derivatives
     Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, interest rate lock commitments, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
     Accounting and Financial Statement Presentation. We designate derivatives as either:
(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value” hedge);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow” hedge); or

(c)	a derivative not designated as a hedging instrument.
     Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

15

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized/unrealized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.
     Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impact net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.
     Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.
     In our commercial mortgage-backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as derivatives and are recorded at fair value.
     Hedge Documentation and Effectiveness Testing. We formally document at inception all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
     We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. If we determine a derivative is no longer highly effective as a hedge, we prospectively discontinue hedge accounting.
     Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.
     If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the statement of financial position at its fair value, with changes in fair value recognized currently in net realized/unrealized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the statement of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the statement of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.
     Embedded Derivatives. We purchase and issue financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative’s terms are not clearly and closely related to the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the statement of financial position, with changes in fair value reported in net income.
Contractholder and Policyholder Liabilities
     Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating, traditional and group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

16

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Investment contracts are contractholders’ funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.
     We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.
     Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.
     Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.
     Participating business represented approximately 18%, 20% and 24% of our life insurance in force and 59%, 61% and 63% of the number of life insurance policies in force at December 31, 2007, 2006 and 2005, respectively. Participating business represented approximately 68%, 71% and 76% of life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.
     Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.
     The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.
Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits
     Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
     Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.
     Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized as revenue over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

17

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.
     Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.
     Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client’s portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed or earned.
Deferred Policy Acquisition Costs
     Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.
     DPAC for universal life-type insurance contracts, participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. For investment contracts pertaining to individual and group annuities which have separate account investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. The DPAC of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.
     DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.
Deferred Policy Acquisition Costs on Internal Replacements
     SOP 05-1 applies to all modifications and replacements made to contracts defined by SFAS No. 60, Accounting and Reporting by Insurance Enterprises and SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. The SOP lists criteria that assist in defining an internal replacement transaction as involving a substantially changed or substantially unchanged contract. We review all modifications and replacements that meet the definition of an internal replacement. If an internal replacement results in a substantially changed contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement, and unearned revenue balances associated with the replaced contract are written off.
     If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are not deferred. All acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

18

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Long-Term Debt
     Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long term debt are classified as long-term debt in our statement of financial position.
Reinsurance
     We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2007, 2006 and 2005, respectively, we had reinsured $19.9 billion, $21.7 billion and $21.2 billion of life insurance in force, representing 11%, 13% and 14%, respectively, of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.
     The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Premiums and other considerations:
Direct	$4,504.4	$4,229.3	$3,966.6
Assumed	160.0	117.3	56.6
Ceded	(276.7)	(280.4)	(295.8)

Net premiums and other considerations	$4,387.7	$4,066.2	$3,727.4

Benefits, claims and settlement expenses:
Direct	$5,963.0	$5,472.2	$5,062.2
Assumed	190.4	141.8	77.0
Ceded	(244.8)	(320.7)	(265.6)

Net benefits, claims and settlement expenses	$5,908.6	$5,293.3	$4,873.6

Separate Accounts
     The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.
     At December 31, 2007 and 2006, the separate accounts include a separate account valued at $748.5 million and $768.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under the Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets in the consolidated statements of financial position. Separate account liabilities in the consolidated statements of financial position are reported at the fair value of the underlying assets. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

19

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Income Taxes
     Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of its qualifying subsidiaries. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at U.S. corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.
Goodwill and Other Intangibles
     Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, goodwill and indefinite-lived intangible assets are tested for impairment at one level below our operating segments on an annual basis during the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
     Intangible assets with a finite useful life are amortized as related benefits emerge over a period of 5 to 30 years and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
Reclassifications
     Reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 presentation.
2. Related Party Transactions
     We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2007, 2006 and 2005, we received $225.0 million, $116.5 million and $112.1 million, respectively, of expense reimbursements from affiliated entities.
     We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $3.1 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.1 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $267.6 million and $201.1 million at December 31, 2007 and 2006, respectively, and earned interest of $28.2 million, $13.5 million and $12.3 million during 2007, 2006 and 2005, respectively.
     Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

20

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
3. Discontinued Operations
Real Estate Investments
     In 2007, 2006 and 2005, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal, which are reported in our Corporate and Other segment, are excluded from segment operating earnings for all periods presented. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.
     The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.
     Selected financial information for the discontinued operations is as follows:

	December 31,
	2007	2006
	(in millions)
Assets
Real estate	$—	$53.4
All other assets	—	0.8

Total assets	$—	$54.2

Liabilities
Long-term debt	$—	$42.5
All other liabilities	—	0.5

Total liabilities	$—	$43.0

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Total revenues	$0.3	$(3.1)	$4.9

Income from discontinued operations:
Income (loss) before income taxes	$0.3	$(3.1)	$4.9
Income taxes (benefits)	0.1	(1.1)	1.8
Gain on disposal of discontinued operations	32.8	47.5	34.3
Income taxes on disposal	12.8	16.6	12.0

Net income	$20.2	$28.9	$25.4

Principal Residential Mortgage, Inc.
     On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. Our total after-tax proceeds from the sale were approximately $620.0 million.
     The decision to sell Principal Residential Mortgage, Inc. was made with a view toward intensifying our strategic focus on our core retirement and risk protection business as well as achieving our longer-term financial objectives. In addition, the sale was also viewed as a positive move for PFG’s stockholders as it enabled us to move forward from an improved capital position, with better financial flexibility and greater stability of earnings.
     During 2005, certain true-up adjustments were made related to the sale of Principal Residential Mortgage, Inc. resulting in a $5.2 million after-tax loss, which is reflected as discontinued operations. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows.

21

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
4. Goodwill and Other Intangible Assets
     The changes in the carrying amount of goodwill reported in our segments for 2006 and 2007 were as follows:

	U.S. Asset	Global Asset	Life and Health
	Accumulation	Management	Insurance	Consolidated
	(in millions)
Balances at January 1, 2006	$19.6	$118.7	$69.5	$207.8
Goodwill from acquisitions	—	21.7	—	21.7

Balances at December 31, 2006	19.6	140.4	69.5	229.5
Goodwill disposed	(3.0)	—	—	(3.0)
Other	—	—	17.5	17.5

Balances at December 31, 2007	$16.6	$140.4	$87.0	$244.0

     Amortized intangible assets were as follows:

	December 31,
	2007			2006
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
	(in millions)
Intangibles with finite useful lives	$127.0	$31.5	$95.5	$116.9	$19.7	$97.2

     The amortization expense for intangible assets with finite useful lives was $9.9 million, $7.6 million and $6.1 million for 2007, 2006 and 2005, respectively. At December 31, 2007, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2008	$7.6
2009	7.7
2010	7.3
2011	6.8
2012	6.6
     In connection with our parent’s December 31, 2006, acquisition of WM Advisors, Inc., we were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition. Of the $99.9 million, $94.5 million related to investment management contracts that are not subject to amortization, $3.2 million related to goodwill and $2.2 million was related to other amortizable intangible assets that will be subject to a three-year amortization period.
5. Variable Interest Entities
     We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
     Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured limited recourse credit linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Our risk of loss for the seven referenced mezzanine tranches begins at 4.85% and ends at 10.85% of loss on each of the seven synthetic reference portfolios. Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed 4.85% of a synthetic reference portfolio.

22

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     We have determined that this grantor trust is a VIE and that we are the primary beneficiary of the trust due to our interest in the VIE and management of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2007 and 2006, our consolidated statements of financial position include $127.2 million and $130.3 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. As of December 31, 2007 and 2006, the credit default swap entered into by the trust has an outstanding notional amount of $130.0 million. During the years ended December 31, 2007, 2006 and 2005, the credit default swaps had a change in fair value that resulted in a $3.2 million pre-tax loss, a $4.4 million pre-tax gain and $0.4 million pre-tax loss, respectively. The creditors of the grantor trusts have no recourse to our assets.
     Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.
     We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2007 and 2006, our consolidated statements of financial position include $332.1 million and $366.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $155.6 million and $156.8 million as of December 31, 2007 and 2006, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.
     Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment vehicles, a financial services company and a hedge fund. The consolidation of these VIEs did not have a material effect on either our consolidated statement of financial position as of December 31, 2007 or 2006, or results of operations for the years ended December 31, 2007, 2006 and 2005. For the majority of these entities, the creditors have no recourse to our assets.
     The carrying amount and classification of consolidated VIE assets that are collateral the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2007	2006
	(in millions)
Fixed maturity securities, available-for-sale	$116.2	$178.0
Fixed maturity securities, trading	34.7	14.0
Equity securities, trading	90.1	59.5
Cash and other assets	93.8	83.2

Total assets pledged as collateral	$334.8	$334.7

Long-term debt	$175.6	$206.4

     As of December 31, 2007 and 2006, $334.8 million and $334.7 million, respectively, of assets were pledged as collateral for the VIE entities’ other obligations and debt. As of December 31, 2007 and 2006, these entities had long-term debt of $175.6 million and $206.4 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.
Significant Unconsolidated Variable Interest Entities
     We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles and custodial relationships that have issued trust certificates or custodial receipts that are recorded as available-for-sale fixed maturity securities in the consolidated financial statements.

23

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     On June 14, 2007, we invested $100.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B-1 notes. Class A notes are senior and Class C through Class E notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $84.2 million as of December 31, 2007.
     On June 21, 2006, we invested $285.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B notes. Class A notes are senior and Class C through Class F notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $223.2 million and $285.3 million as of December 31, 2007 and 2006, respectively.
     On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We have purchased the share receipts. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with these entities is our recorded investment of $66.1 million and $65.9 million as of December 31, 2007 and 2006, respectively.
     On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and into a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $83.4 million and $78.7 million as of December 31, 2007 and 2006, respectively.

24

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments
Fixed Maturities and Equity Securities
     The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2007 and 2006, are summarized as follows:

		Gross	Gross
		unrealized	unrealized
	Cost	gains	losses	Fair value
	(in millions)
December 31, 2007
Fixed maturities, available-for-sale:
U.S. government and agencies	$618.9	$28.8	$0.1	$647.6
Non-U.S. governments	419.4	35.7	1.2	453.9
States and political subdivisions	1,867.6	39.1	10.2	1,896.5
Corporate — public	19,691.4	599.7	446.0	19,845.1
Corporate — private	11,660.3	362.8	210.0	11,813.1
Mortgage-backed and other asset-backed securities	9,926.2	155.0	500.7	9,580.5

Total fixed maturities, available-for-sale	$44,183.8	$1,221.1	$1,168.2	$44,236.7

Total equity securities, available-for-sale	$314.6	$10.3	$15.2	$309.7

December 31, 2006
Fixed maturities, available-for-sale:
U.S. government and agencies	$522.3	$0.8	$3.6	$519.5
Non-U.S. governments	384.9	36.1	0.4	420.6
States and political subdivisions	1,557.7	45.4	4.9	1,598.2
Corporate — public	19,223.3	661.0	137.3	19,747.0
Corporate — private	10,282.1	373.9	75.7	10,580.3
Mortgage-backed and other asset-backed securities	9,163.8	217.2	77.8	9,303.2

Total fixed maturities, available-for-sale	$41,134.1	$1,334.4	$299.7	$42,168.8

Total equity securities, available-for-sale	$638.0	$11.6	$4.3	$645.3

     The cost and fair value of fixed maturities available-for-sale at December 31, 2007, by expected maturity, were as follows:

	Cost	Fair value
	(in millions)
Due in one year or less	$1,469.8	$1,465.9
Due after one year through five years	11,137.1	11,362.5
Due after five years through ten years	10,788.5	10,720.2
Due after ten years	10,862.2	11,107.6

	34,257.6	34,656.2
Mortgage-backed and other asset-backed securities	9,926.2	9,580.5

Total	$44,183.8	$44,236.7

     The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.
     Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants, which are intended to regulate the activities of issuers and control their leveraging capabilities.

25

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Net Investment Income
     Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Fixed maturities, available-for-sale	$2,603.0	$2,463.8	$2,291.7
Fixed maturities, trading	15.1	10.6	7.3
Equity securities, available-for-sale	23.5	54.6	48.5
Equity securities, trading	0.6	0.4	—
Mortgage loans	755.6	708.5	724.0
Real estate	74.5	63.4	58.1
Policy loans	52.6	50.9	50.3
Cash and cash equivalents	111.2	60.1	42.6
Derivatives	36.0	38.6	14.2
Other	43.7	51.9	43.7

Total	3,715.8	3,502.8	3,280.4
Less investment expenses	(163.3)	(150.0)	(149.4)

Net investment income	$3,552.5	$3,352.8	$3,131.0

Net Realized/Unrealized Capital Gains and Losses
     The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$32.4	$31.8	$107.5
Gross losses	(280.2)	(62.9)	(85.1)
Hedging (net)	151.8	(14.6)	(45.8)
Fixed maturities, trading	(4.2)	(4.6)	(1.7)
Equity securities, available-for-sale:
Gross gains	6.4	1.4	6.8
Gross losses	(53.9)	(0.1)	(6.4)
Equity securities, trading	23.5	20.1	5.7
Mortgage loans	(7.2)	3.2	1.1
Derivatives	(276.7)	(4.9)	14.6
Other	59.7	61.0	(14.2)

Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)

     Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.3 billion, $1.3 billion and $2.4 billion in 2007, 2006 and 2005, respectively.

26

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $215.7 million, $14.6 million and $28.6 million in 2007, 2006 and 2005, respectively. Certain fixed maturity securities moved into a loss position during the second quarter of 2007 and we determined that we did not have the ability and intent to hold these securities. As a result, we also recognized impairment losses on these securities of $24.5 million, net of recoveries on the subsequent sale, primarily due to a change in interest rates. As a result of the need to fund our parent’s acquisition of WM Advisors, Inc. we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $32.3 million, $22.2 million and $30.8 million in 2007, 2006 and 2005, respectively. In 2005, we also recognized an $11.0 million loss related to a large investment that was called from us. Gross realized losses related to other than temporary impairments of equity securities were $52.6 million and $3.0 million in 2007 and 2005, respectively. We did not recognize any impairment losses on equity securities in 2006.
Gross Unrealized Losses for Fixed Maturities and Equity Securities
     For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2007 and 2006, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$4.2	$0.1	$19.3	$—	$23.5	$0.1
Non-U.S. governments	55.2	1.1	11.8	0.1	67.0	1.2
States and political subdivisions	375.2	7.1	205.7	3.1	580.9	10.2
Corporate — public	4,889.0	247.3	3,509.3	198.7	8,398.3	446.0
Corporate — private	3,302.2	124.9	1,752.9	85.1	5,055.1	210.0
Mortgage-backed and other asset-backed securities	3,272.0	405.0	2,177.7	95.7	5,449.7	500.7

Total fixed maturities, available-for-sale	$11,897.8	$785.5	$7,676.7	$382.7	$19,574.5	$1,168.2

Total equity securities, available-for-sale	$106.8	$12.0	$26.5	$3.2	$133.3	$15.2

     As of December 31, 2007, we held $19,574.5 million in available-for-sale fixed maturity securities with unrealized losses of $1,168.2 million. Our portfolio consists of fixed maturity securities where 95% are investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost). Due to the credit disruption in the last half of 2007 that led to reduced liquidity and wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in structured products such as collateralized debt obligations and asset-backed securities.
     For those securities that have been in a loss position for less than twelve months, our portfolio holds 1,268 securities with a carrying value of $11,897.8 million and unrealized losses of $785.5 million reflecting an average price of 94. Of this portfolio, 93% was investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $738.0 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that have been in a continuous loss position greater than or equal to twelve months, our portfolio holds 945 securities with a carrying value of $7,676.7 million and unrealized losses of $382.7 million. The average rating of this portfolio is A with an average price of 95 at December 31, 2007. Of the $382.7 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $283.8 million in unrealized losses with an average price of 95 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $95.6 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 96 and the average credit rating is AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

27

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)

	December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$32.0	$0.2	$315.9	$3.4	$347.9	$3.6
Non-U.S. governments	44.7	0.1	11.7	0.3	56.4	0.4
States and political subdivisions	278.1	0.7	347.0	4.2	625.1	4.9
Corporate — public	2,529.7	27.7	4,591.0	109.6	7,120.7	137.3
Corporate — private	1,635.2	11.4	2,375.8	64.3	4,011.0	75.7
Mortgage-backed and other asset-backed securities	1,312.2	9.7	2,751.5	68.1	4,063.7	77.8

Total fixed maturities, available-for-sale	$5,831.9	$49.8	$10,392.9	$249.9	$16,224.8	$299.7

Total equity securities, available-for-sale	$1.4	$—	$134.0	$4.3	$135.4	$4.3

     As of December 31, 2006, we held $16,224.8 million in available-for-sale fixed maturity securities with unrealized losses of $299.7 million. Our portfolio consisted of fixed maturity securities where 98% were investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).
     For those securities that had been in a loss position for less than twelve months, our portfolio held 643 securities with a carrying value of $5,831.9 million and unrealized losses of $49.8 million reflecting an average price of 99. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $48.3 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that had been in a continuous loss position greater than or equal to twelve months, our portfolio held 1,186 securities with a carrying value of $10,392.9 million and unrealized losses of $249.9 million. The average rating of this portfolio was A with an average price of 98 at December 31, 2006. Of the $249.9 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $173.9 million in unrealized losses with an average price of 98 and an average credit rating of BBB+. The remaining unrealized losses consisted primarily of $68.1 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector was 98 and the average credit rating was AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Net Unrealized Gains and Losses on Available-for-Sale Securities
     The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments was as follows:

	December 31,
	2007	2006
	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$52.8	$1,036.3
Net unrealized gains (losses) on equity securities, available-for-sale	(4.9)	7.2
Adjustments for assumed changes in amortization patterns	2.2	(128.1)
Net unrealized gains on derivative instruments	32.3	39.9
Net unrealized losses on equity method subsidiaries and minority interest adjustments	(2.6)	(24.6)
Provision for deferred income taxes	(27.0)	(327.1)

Net unrealized gains on available-for-sale securities	$52.8	$603.6

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

28

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Commercial Mortgage Loans
     Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2007		2006
	Carrying	Percent	Carrying	Percent
	amount	of total	amount	of total
	($ in millions)
Geographic distribution
New England	$481.2	4.5%	$397.6	3.9%
Middle Atlantic	1,815.5	16.9	1,817.4	18.0
East North Central	960.2	8.9	847.0	8.4
West North Central	513.2	4.8	525.6	5.2
South Atlantic	2,876.2	26.7	2,550.9	25.3
East South Central	339.0	3.1	285.6	2.8
West South Central	692.9	6.4	682.4	6.8
Mountain	794.7	7.4	845.5	8.4
Pacific	2,333.4	21.7	2,170.5	21.5
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Property type distribution
Office	$2,647.8	24.6%	$2,672.3	26.5%
Retail	2,915.5	27.1	2,808.8	27.7
Industrial	2,756.0	25.6	2,740.1	27.2
Apartments	1,698.3	15.8	1,440.3	14.3
Hotel	273.3	2.5	41.7	0.4
Mixed use/other	515.4	4.8	419.3	4.2
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Commercial Mortgage Loan Loss Allowance
     Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations.
     The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation of our loan specific reserve component is subjective, as it requires the estimation and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related allowance for losses, were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired loans	$45.8	$0.1
Allowance for losses	10.0	—

Net impaired loans	$35.8	$0.1

29

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$11.5	$4.3	$51.6
Interest income recognized on impaired loans	3.4	0.5	5.1
     When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.
     A summary of the changes in the commercial mortgage loan allowance for losses is as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$32.2	$33.2	$42.4
Provision for losses	10.7	1.3	6.7
Releases due to write-downs, sales and foreclosures	(0.1)	(2.3)	(15.9)

Balance at end of year	$42.8	$32.2	$33.2

Real Estate
     Depreciation expense on invested real estate was $30.1 million, $30.2 million and $26.5 million in 2007, 2006 and 2005, respectively. Accumulated depreciation was $226.3 million and $204.3 million as of December 31, 2007 and 2006, respectively.
Other Investments
     Other investments include minority interests in unconsolidated entities, domestic and international joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity. Total assets of the unconsolidated entities were $7,198.0 million and $5,957.3 million at December 31, 2007 and 2006, respectively. Total revenues of the unconsolidated entities were $2,103.6 million, $1,245.0 million and $1,026.7 million in 2007, 2006 and 2005, respectively. During 2007, 2006 and 2005, we included $33.2 million, $43.5 million and $46.1 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2007 and 2006, our net investment in unconsolidated entities was $104.8 million and $97.1 million, respectively.
     In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase investments aggregating $402.2 million and $677.2 million at December 31, 2007 and 2006, respectively.
     Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains or losses.

30

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
7. Securitization Transactions
     We, along with other contributors, sell commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as a QSPE, they are not subject to the VIE consolidation rules. We purchase primary servicing responsibilities and may retain other interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk. In 2006, we began transitioning our securitization platform to a new joint venture company that we report using the equity method of accounting. The transition was complete by the end of 2007 such that all of our commercial mortgage loan securitization transactions going forward are expected to be conducted through the joint venture.
     In 2007, 2006 and 2005, we recognized gains of $2.2 million, $13.6 million and $39.8 million, respectively, on the securitization of commercial mortgage loans.
     Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 1% and 7% during 2007, 2% and 10% during 2006 and 5% and 18% during 2005. The assumed range of the loss severity, as a percentage of defaulted loans, was between 1% and 27% during 2007, 2% and 31% during 2006 and 3% and 29% during 2005. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.
     At December 31, 2007 and 2006, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $315.8 million and $345.3 million, respectively. Only $0.3 million in 2007 and $0.5 million in 2006 represented equity investments. All other interests are classified as available-for-sale securities and are carried at fair value. At December 31, 2007 and 2006, respectively, $131.7 million and $156.2 million of these available-for-sale securities were interest-only investments. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary.
     The table below summarizes cash flows for securitization transactions:

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Proceeds from new securitizations	$105.2	$698.6	$2,270.4
Servicing fees received	1.9	1.3	1.1
Other cash flows received on retained interests	35.7	37.4	36.0
8. Derivative Financial Instruments
     Derivatives are generally used to hedge or reduce exposure to market risks (primarily interest rate and foreign currency risks) associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.
Types of Derivative Instruments
     Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

31

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
     In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.
     A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. Equity call spreads are purchased to fund the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.
     Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell. We have also used currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of our foreign operations.
     We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.
     In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as interest rate lock commitment derivatives that are recorded at fair value. Fair value is determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each commitment. Loan commitments that are related to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and, accordingly, are not recognized in our financial statements.
     Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased AAA rated secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

32

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Exposure
     Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.
     Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.
     Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $1,159.3 million and $737.3 million at December 31, 2007 and 2006, respectively. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $832.8 million and $539.8 million at December 31, 2007 and 2006, respectively.
     The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31,
	2007	2006
	(in millions)
Notional amounts of derivative instruments
Interest rate swaps	$18,162.3	$11,900.4
Foreign currency swaps	6,325.1	5,307.0
Embedded derivative financial instruments	1,701.5	1,277.6
Credit default swaps	1,134.8	1,550.9
Options	572.0	335.0
Swaptions	488.8	643.4
Currency forwards	227.8	235.3
Futures	57.7	28.1
Commodity swaps	40.0	20.0
Interest rate lock commitments	—	8.8

Total notional amounts at end of year	$28,710.0	$21,306.5

Gross credit exposure of derivative instruments
Foreign currency swaps	$800.5	$560.5
Interest rate swaps	286.0	129.1
Options	64.4	31.0
Credit default swaps	5.6	15.7
Currency forwards	2.5	0.3
Commodity swaps	0.3	0.7

Total credit exposure at end of year	$1,159.3	$737.3

     The fair value of our derivative instruments classified as assets at December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

33

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Fair Value Hedges
     We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.
     We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.
     We have used interest rates swaps to hedge interest rate and spread risk in our commercial mortgage securitization operations.
     We also sell callable investment-type agreements and use cancellable interest rate swaps and written interest rate swaptions to hedge the changes in fair value of the callable feature.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     We recognized a pre-tax net gain (loss) of $(7.9) million, $4.7 million and $(11.8) million in 2007, 2006 and 2005, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized/unrealized capital gains (losses) in our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
Cash Flow Hedges
     We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.
     We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     In 2007, 2006 and 2005, we recognized a $(4.9) million, $0.2 million and $27.0 million after-tax increase (decrease) in value, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified $3.9 million, $0.7 million and $21.3 million in net losses from accumulated comprehensive income into net income during 2007, 2006 and 2005 respectively, which are the portion of deferred losses related to the variability in cash flows that were hedged and impacted net income in those periods. We expect to reclassify net losses of $4.4 million in the next 12 months.
     For the years ended December 31, 2007, 2006 and 2005, we recognized a pre-tax gain of $2.0 million, $2.5 million and $1.2 million in net income due to cash flow hedge ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
     The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 12.5 years.
Derivatives Not Designated as Hedging Instruments
     Our use of futures, certain swaptions and swaps, options, currency forwards and interest rate lock commitments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes unrealized gains and losses as well as periodic and final settlements, flow directly into net income. For the years ended December 31, 2007, 2006 and 2005, gains (losses) of $(77.9) million, $10.0 million and $(18.3) million, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, including market value changes of embedded derivatives that have been bifurcated from the host contract.

34

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Embedded Derivatives
     We may purchase or issue financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.
     We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $0.1 million, $3.1 million and $1.0 million pre-tax gain on the purchased equity call options and a $0.1 million, $3.1 million and $1.0 million pre-tax loss on the change in fair value of the embedded derivatives. We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the years ended December 31, 2007 and 2006, respectively, we recognized a $4.6 million pre-tax gain and a $2.6 million pre-tax loss on the swaps and a $4.6 million pre-tax loss and a $6.0 million pre-tax gain on the change in fair value of the embedded derivatives.
     We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are VIEs and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $155.6 million, $156.8 million and $147.4 million as of December 31, 2007, 2006 and 2005, respectively is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $19.6 million, $7.2 million and $2.7 million pre-tax gain on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a VIE and it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $10.6 million, $12.0 million and $10.5 million as of December 31, 2007, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $2.3 million, $(0.5) million and $(0.4) million pre-tax gain (loss) on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized/unrealized gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product’s profile. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $1.2 million, $5.3 million and $1.5 million pre-tax gain on the call spread options purchased and a $2.7 million, $6.1 million and $2.3 million pre-tax loss on the change in fair value of the embedded derivatives.
     We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized in net income an $8.9 million pre-tax gain, $4.2 million pre-tax loss and $0.5 million pre-tax loss on the hedging instruments and a $19.7 million pre-tax loss, $2.8 million pre-tax gain and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives, respectively.

35

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block
     In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.
     Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.
     A PDO is required to be established for earnings in the Closed Block that are not available to stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).
     If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2007 and 2006, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains did not exceed the cumulative earnings experience. Therefore, there was no PDO liability as of December 31, 2007 and 2006.

36

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31,
	2007	2006
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$5,362.1	$5,376.0
Other policyholder funds	26.7	26.4
Policyholder dividends payable	351.1	357.4
Other liabilities	71.1	61.5

Total Closed Block liabilities	5,811.0	5,821.3

Assets designated to the Closed Block
Fixed maturities, available-for-sale	3,032.4	3,023.7
Fixed maturities, trading	10.2	—
Equity securities, available-for-sale	22.2	65.9
Mortgage loans	638.1	640.3
Policy loans	753.4	755.2
Other investments	122.8	84.4

Total investments	4,579.1	4,569.5
Cash and cash equivalents	—	50.9
Accrued investment income	73.3	70.8
Deferred income tax asset	94.8	72.8
Premiums due and other receivables	20.1	17.7
Other assets	39.2	42.3

Total assets designated to the Closed Block	4,806.5	4,824.0

Excess of Closed Block liabilities over assets designated to the Closed Block	1,004.5	997.3
Amounts included in other comprehensive income	10.9	55.7

Maximum future earnings to be recognized from Closed Block assets and liabilities	$1,015.4	$1,053.0

37

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums and other considerations	$576.6	$596.7	$617.7
Net investment income	288.3	293.2	294.4
Net realized/unrealized capital gains (losses)	(12.9)	(0.9)	2.3

Total revenues	852.0	889.0	914.4
Expenses
Benefits, claims and settlement expenses	485.8	497.0	518.8
Dividends to policyholders	286.4	287.0	285.3
Operating expenses	12.1	5.5	9.1

Total expenses	784.3	789.5	813.2

Closed Block revenue, net of Closed Block expenses, before income taxes	67.7	99.5	101.2
Income taxes	20.7	32.2	32.4

Closed Block revenue, net of Closed Block expenses and income taxes	47.0	67.3	68.8
Funding adjustment charges	(9.4)	(7.7)	(8.7)

Closed Block revenue, net of Closed Block expenses, income tax and funding adjustment charges	$37.6	$59.6	$60.1

     The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Beginning of year	$1,053.0	$1,112.6	$1,172.7
End of year	1,015.4	1,053.0	1,112.6

Change in maximum future earnings	$(37.6)	$(59.6)	$(60.1)

     We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.
10. Deferred Policy Acquisition Costs
     Policy acquisition costs deferred and amortized in 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$2,265.9	$2,069.9	$1,770.9
Cost deferred during the year	568.7	445.8	440.6
Amortized to expense during the year	(351.4)	(236.8)	(238.8)
Effect of unrealized gains (losses)	143.5	(13.0)	97.2

Balance at end of year	$2,626.7	$2,265.9	$2,069.9

38

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities
Contractholder Funds
     Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2007	2006
	(in millions)
Liabilities for investment-type contracts:
GICs	$11,698.8	$12,307.3
Funding agreements	16,193.4	14,242.4
Other investment-type contracts	1,236.8	1,277.8

Total liabilities for investment-type contracts	29,129.0	27,827.5
Liabilities for individual annuities	8,259.7	6,427.6
Universal life and other reserves	2,878.8	2,527.6

Total contractholder funds	$40,267.5	$36,782.7

     Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.
     Funding agreements include those issued directly to nonqualified institutional investors, as well as to three separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.
     We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2007 and 2006, $3,935.3 million and $3,770.4 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2007 and 2006, $1,469.8 million and $474.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this new program.
     In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2007 and 2006, $3,109.9 million and $3,747.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.
     We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2007 and 2006, $6,748.5 million and $5,831.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other two funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

39

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities — (continued)
Future Policy Benefits and Claims
     Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$877.2	$814.8	$747.6
Incurred:
Current year	2,160.6	2,047.5	1,787.0
Prior years	(12.8)	(37.5)	(22.0)

Total incurred	2,147.8	2,010.0	1,765.0
Payments:
Current year	1,738.5	1,666.9	1,444.0
Prior years	322.2	280.7	253.8

Total payments	2,060.7	1,947.6	1,697.8
Balance at end of year:
Current year	422.1	380.6	343.0
Prior years	542.2	496.6	471.8

Total balance at end of year	$964.3	$877.2	$814.8

     The activity summary in the liability for unpaid accident and health claims shows a decrease of $12.8 million, $37.5 million and $22.0 million for the years ended December 31, 2007, 2006 and 2005, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2007, 2006 and 2005, respectively, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $37.0 million, $33.4 million and $30.6 million, and related reinsurance recoverables of $4.2 million, $4.9 million and $3.5 million in 2007, 2006 and 2005, respectively, which are not included in the rollforward above.
12. Debt
Short-Term Debt
     The components of short-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
Nonrecourse short-term debt	$—	$61.0
Revolving line of credit with parent	344.5	351.2

Total short-term debt	$344.5	$412.2

     As of December 31, 2007, we had credit facilities with various financial institutions in an aggregate amount of $420.0 million. As of December 31, 2007 and 2006, we had $344.5 million and $412.2 million of outstanding borrowings related to our credit facilities, with zero and $74.5 million of assets pledged as support, respectively. Assets pledged consisted primarily of commercial mortgages and securities.
     Our short-term debt consists of a payable to PFSI of $344.5 million and $351.2 million as of December 31, 2007 and 2006, respectively. Interest paid on intercompany debt was $19.6 million, $23.8 million and $22.0 million during 2007, 2006 and 2005, respectively.
     The weighted-average interest rates on short-term borrowings as of December 31, 2007 and 2006, were 4.7% and 5.6% respectively.

40

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
12. Debt — (continued)
Long-Term Debt
     The components of long-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
8.0% surplus notes payable, due 2044	$99.2	$99.2
Nonrecourse mortgages and notes payable	63.2	118.0
Other mortgages and notes payable	24.5	38.9

Total long-term debt	$186.9	$256.1

     The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.
     On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2007, 2006 and 2005 was approved by the Commissioner and charged to expense.
     Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
     The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. We, including certain subsidiaries, had $35.0 million in credit facilities as of December 31, 2007, with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2007, ranged from $3.0 million to $41.2 million per development with interest rates generally ranging from 5.5% to 8.1%. Outstanding principal balances as of December 31, 2006, ranged from $0.3 million to $96.2 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $141.1 million and $194.3 million as of December 31, 2007 and 2006, respectively.
     At December 31, 2007, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2008	$65.7
2009	0.4
2010	0.4
2011	0.4
2012	0.4
Thereafter	119.6

Total future maturities of the long-term debt	$186.9

     Cash paid for interest for 2007, 2006 and 2005, was $20.7 million, $28.3 million and $87.7 million, respectively. These amounts include interest paid on taxes during these years.

41

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes
     Our income tax expense from continuing operations was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Current income taxes:
U.S. federal	$288.7	$233.9	$189.3
State and foreign	25.3	49.0	43.2

Total current income taxes	314.0	282.9	232.5
Deferred income taxes	(112.8)	37.1	53.5

Total income taxes	$201.2	$320.0	$286.0

     Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2007	2006	2005
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(8)	(7)
Interest exclusion from taxable income	(2)	(1)	(2)
Federal tax settlement for prior years	—	(1)	(1)
Other	1	—	1

Effective income tax rate	22%	25%	26%

     We adopted the provisions of FIN 48 on January 1, 2007. The application of FIN 48 did not have a material impact on our consolidated financial statements. As of December 31, 2007, the total unrecognized benefits were $59.5 million.  Of this amount, $20.3 million, if recognized, would reduce the 2007 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2007, we had recognized $17.8 million of accumulated pre-tax interest related to unrecognized tax benefits, $2.1 million of which is included in our current year net income.
     A summary of the changes in unrecognized tax benefits follows for the year ended December 31, 2007 (in millions):

Balance at January 1, 2007	$60.0
Additions based on tax positions related to the current year	0.1
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(0.6)

Balance at December 31, 2007	$59.5

     The Internal Revenue Service (“IRS”) has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS has commenced the audit of our federal income tax returns for the years 2004 and 2005. We do not expect the results of these audits or developments in other tax areas to significantly increase or decrease the total amount of unrecognized tax benefits in the next twelve months, but the outcome of tax reviews is uncertain, and unforeseen results can occur.

42

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Significant components of our net deferred income taxes were as follows:

	December 31,
	2007	2006
	(in millions)
Deferred income tax assets (liabilities):
Insurance liabilities	$377.9	$393.8
Net operating loss carryforwards	104.6	42.5
Post-retirement benefits	54.0	93.1
Stock-based compensation	46.2	43.9
Other deferred income tax assets	41.9	48.6

Gross deferred income tax assets	624.6	621.9
Valuation allowance	(4.8)	(11.3)

Total deferred income tax assets	619.8	610.6
Deferred policy acquisition costs	(733.8)	(678.9)
Real estate	(170.5)	(179.1)
Net unrealized gains on available-for-sale securities	(26.9)	(327.0)
Intangible assets	(33.8)	(26.0)
Other deferred income tax liabilities	(41.1)	(157.7)

Total deferred income tax liabilities	(1,006.1)	(1,368.7)

Total net deferred income tax liabilities	$(386.3)	$(758.1)

     In management’s judgment, the total deferred income tax asset is more likely than not of being realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net operating losses. Domestic state net operating loss carryforwards were $145.2 million as of December 31, 2007, and will expire between 2009 and 2023. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits are not assured for certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards.  Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not of being realized.  Accumulated net operating losses of $263.8 million and $85.2 million at December 31, 2007 and 2006, respectively, are attributed to a captive reinsurance company that is temporarily excluded from our consolidated federal income tax return. These net operating losses expire in 2021 and 2022. The captive reinsurance company will be able to join the consolidated income tax return in 2012 and it is anticipated that all accumulated net operating losses will be utilized before expiration; therefore, there is no valuation allowance established for the deferred income tax assets established for these net operating losses.
     The IRS has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS’ completion of the examinations for the years 1999 - 2001 resulted in notices of deficiency dated December 29, 2004, and March 1, 2005. We paid the deficiencies (approximately $444.0 million for 1999 and 2000, and $1.3 million for 2001, including interest) in the first quarter of 2005 and have filed, or will file, claims for refund relating to the disputed adjustments. The examination for the years 2002 and 2003 resulted in a refund of approximately $176.7 million (including interest) of which $161.5 million related to deficiencies previously paid as a result of the 1999 through 2001 examination. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues in tax years 1999 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.
     In August 2007, the IRS issued Revenue Ruling 2007-54, which provides guidance on the methodology that life insurance companies use to calculate the dividends received deduction relating to variable life insurance and variable annuity contracts. The deduction for dividends received reduces the amount of dividend income subject to tax and is a significant component of the difference between our periodic effective income tax rate and the U.S. corporate income tax rate of 35%. In September 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54, and indicated it would issue regulations to address the issues. No regulations have been proposed and we cannot predict whether any such regulations would affect our deduction for dividends received with respect to variable contracts.

43

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Net cash paid for income taxes was $246.4 million in 2007. Net cash paid for income taxes was $177.3 million in 2006, which included a $155.1 million audit refund pertaining to prior tax years; and $676.9 million in 2005, primarily due to the notices of deficiency noted above.
14. Employee and Agent Benefits
     We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG (“affiliated companies”). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.
     We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee’s account is credited with an amount based on the employee’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”) and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.
     We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but are intended to pay for the full cost of the coverage. The health care plans are contributory with participants’ contributions adjusted annually; the contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.
     Covered employees are first eligible for the medical and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee’s date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made.
     For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008, we will use a December 31 measurement date as required by SFAS 158.

44

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Obligations and Funded Status
     The plans’ combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(1,480.6)	$(1,441.7)	$(257.9)	$(287.3)
Service cost	(47.1)	(47.0)	(8.0)	(9.5)
Interest cost	(89.5)	(81.6)	(15.5)	(16.2)
Actuarial gain (loss)	(33.3)	43.0	1.2	47.1
Participant contributions	—	—	(4.5)	(4.1)
Benefits paid	51.0	47.3	13.6	13.0
Plan amendments	(4.3)	(0.6)	—	—
Other	—	—	(0.8)	(0.9)

Benefit obligation at end of year	$(1,603.8)	$(1,480.6)	$(271.9)	$(257.9)

Change in plan assets
Fair value of plan assets at beginning of year	$1,410.1	$1,297.8	$466.7	$448.9
Actual return on plan assets	208.5	129.8	59.7	26.2
Employer contribution	30.0	29.8	0.7	0.5
Participant contributions	—	—	4.5	4.1
Benefits paid	(51.0)	(47.3)	(13.6)	(13.0)

Fair value of plan assets at end of year	$1,597.6	$1,410.1	$518.0	$466.7

Amount recognized in statement of financial position
Other assets	$304.4	$205.1	$246.2	$208.9
Other liabilities	(310.6)	(275.6)	(0.1)	(0.1)

Total	$(6.2)	$(70.5)	$246.1	$208.8

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$42.5	$113.5	$(84.8)	$(59.5)
Prior service benefit	(49.1)	(61.7)	(12.0)	(14.6)

Pre-tax accumulated other comprehensive income (gain) loss	$(6.6)	$51.8	$(96.8)	$(74.1)

     The accumulated benefit obligation for all defined benefit pension plans was $1,363.1 million and $1,274.3 million at December 31, 2007 and 2006, respectively.

45

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets. The market value of assets held in these trusts was $237.2 million and $216.0 million as of December 31, 2007 and 2006, respectively.
Pension Plan Changes and Plan Gains/Losses
     As of January 1, 2006, changes were made to our retirement program, including the Principal Select Saving Plan (“401(k)”), the Principal Pension Plan (“Pension Plan”) and to the corresponding nonqualified plans. The qualified and nonqualified pension plan changes include a reduction to the traditional and cash balance formulas, a change in the early retirement factors and the removal of the cost of living adjustments for traditional benefits earned after January 1, 2006. The qualified and nonqualified 401(k) plan’s company match increased from 50% of a contribution rate up to a maximum of 3% of the participant’s compensation to 75% of a contribution rate up to a maximum of 6% of the participant’s compensation. Employees who were at least 47 years old, with a minimum of 10 years of service as of December 31, 2005, were given the choice to remain under the current pension and 401(k) arrangement or move to the new plan design. The vast majority of this group chose to remain under the current pension and 401(k) arrangement. The Pension Plan changes were recognized as a prior service credit and resulted in a reduction of liabilities of $73.9 million at December 31, 2005.
     On January 1, 2008, the vesting schedule for the Principal Pension Plan changed to a three-year cliff schedule as required by the Pension Protection Act of 2006. This change was recognized as a prior service cost and resulted in an increase in liabilities of $4.3 million at December 31, 2007.
     For the year ended December 31, 2007, the pension plans had an actuarial loss of $33.3 million, primarily due to salary increases greater than assumed, which was partially offset by the increase in the discount rate. For the year ended December 31, 2006, the pension plans had an actuarial gain of $43.0 million, primarily due to the increase in the discount rate, which was partially offset by greater than expected salary increases.
Other Post Retirement Plan Changes and Plan Gains/Losses
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During 2007 and 2006, the Medicare subsidies we received and accrued for were $0.8 million and $0.9 million, respectively, and included in service cost.
     An actuarial gain of $1.2 million occurred during 2007 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs, as well as an increase in the discount rate. The gain was partially offset by an increase of the trend assumption. An actuarial gain of $47.1 million occurred during 2006 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as an increase in the discount rate. Retiree contributions also increased more than health care claim costs.
Information for pension plans with an accumulated benefit obligation in excess of plan assets:
     The obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2007	2006
	(in millions)
Projected benefit obligation	$310.6	$275.6
Accumulated benefit obligation	239.1	216.4

46

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

	December 31,
	2007	2006
	(in millions)
Accumulated postretirement benefit obligation	$2.0	$2.1
Fair value of plan assets	1.9	2.0
Components of net periodic benefit cost:

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$47.1	$47.0	$49.7	$8.0	$9.5	$10.0
Interest cost	89.5	81.6	77.4	15.5	16.2	16.9
Expected return on plan assets	(114.2)	(105.4)	(96.2)	(33.7)	(32.4)	(29.4)
Amortization of prior service cost (benefit)	(8.3)	(9.0)	1.3	(2.6)	(2.6)	(2.6)
Recognized net actuarial (gain) loss	10.0	20.4	16.4	(1.9)	0.2	0.5

Net periodic benefit cost (income)	$24.1	$34.6	$48.6	$(14.7)	$(9.1)	$(4.6)

     The pension plans’ actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor; for the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
		(in millions)
Other changes recognized in accumulated other comprehensive income (Post-SFAS 158)
Net actuarial (gain) loss	$(61.0)	$113.5	$(27.2)	$(59.5)
Prior service cost (benefit)	4.3	(61.7)	—	(14.6)
Amortization of net gain (loss)	(10.0)	—	1.9	—
Amortization of prior year service benefit	8.3	—	2.6	—

Total recognized in accumulated other comprehensive income	$(58.4)	$51.8	$(22.7)	$(74.1)

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(34.3)	$86.4	$(37.4)	$(83.2)

     As of and subsequent to December 31, 2006, net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income due to the initial application of SFAS 158.
     The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2008 fiscal year are $1.1 million and $(7.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2008 fiscal year are $(3.2) million and $(2.5) million, respectively. During 2008, additional amounts will be amortized from accumulated other comprehensive income as a direct adjustment to retained earnings due to the change in measurement date required by SFAS 158. For the pension plans, $0.3 million will be amortized from net (gain) loss and $(1.9) million from prior service cost (benefit) due to the change in the measurement date. For the postretirement plans, $(0.8) million will be amortized from net (gain) loss and $(0.6) million from prior service cost (benefit) due to the change in the measurement date.

47

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Assumptions:
Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
Discount rate	6.30%	6.15%	6.30%	6.15%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Weighted-average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
Discount rate	6.15%	5.75%	6.00%	6.15%	5.75%	6.00%
Expected long-term return on plan assets	8.25%	8.25%	8.50%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
     For other postretirement benefits, the 7.30% rate for 2007 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.
     The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2005, the long term expected return on plan assets was lowered for the 2006 pension expense calculation.
Assumed health care cost trend rates

	December 31,
	2007	2006
Health care cost trend rate assumed for next year under age 65	12.0%	12.0%
Health care cost trend rate assumed for next year age 65 and over	11.0%	11.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2019	2018
     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$5.1	$(3.7)
Effect on accumulated postretirement benefit obligation	(33.0)	26.6

48

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Pension Plan Assets
     The qualified pension plan’s weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Domestic equity securities	53%	54%
International equity securities	18	14
Domestic debt securities	21	23
Real estate	8	9

Total	100%	100%

     Our investment strategy is to achieve the following:
•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.
     In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.
     The overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
Domestic equity securities	40% - 60%
International equity securities	5% - 20%
Domestic debt securities	20% - 30%
International debt securities	0% - 7%
Real estate	3% - 10%
Other	0% - 7%
Other Postretirement Benefit Plan Assets
     The other postretirement benefit plans’ weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Equity securities	63%	58%
Debt securities	37	42

Total	100%	100%

     The weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Equity securities	50 - 70%
Debt securities	30 - 50%
     The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

49

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Contributions
     We do not expect to contribute to our other postretirement benefit plans in 2008. Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate that we will be required to fund a minimum annual contribution under ERISA for the qualified pension plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2008 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans.
Estimated Future Benefit Payments
     The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
		(in millions)
Year ending December 31:
2008	$61.7	$19.9	$1.3
2009	65.4	21.9	1.4
2010	70.1	24.1	1.6
2011	74.6	26.5	1.8
2012	80.6	29.2	2.0
2013-2017	506.4	191.9	14.6
     The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan.
     The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2007.

50

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

	For the year ended December 31,
	2007			2006
	Qualified	Nonqualified		Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$304.4	$—	$304.4	$205.1	$—	$205.1
Other liabilities	—	(310.6)	(310.6)	—	(275.6)	(275.6)

Total	$304.4	$(310.6)	$(6.2)	$205.1	$(275.6)	$(70.5)

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$(59.7)	$102.2	$42.5	$24.2	$89.3	$113.5
Prior service cost benefit	(35.3)	(13.8)	(49.1)	(45.1)	(16.6)	(61.7)

Total accumulated other comprehensive income (loss) (not adjusted for applicable tax)	$(95.0)	$88.4	$(6.6)	$(20.9)	$72.7	$51.8

Components of net periodic benefit cost
Service cost	$39.2	$7.9	$47.1	$39.3	$7.7	$47.0
Interest cost	72.9	16.6	89.5	67.2	14.4	81.6
Expected return on plan assets	(114.2)	—	(114.2)	(105.4)	—	(105.4)
Amortization of prior service cost benefit	(5.9)	(2.4)	(8.3)	(5.9)	(3.1)	(9.0)
Recognized net actuarial gain	2.8	7.2	10.0	12.9	7.5	20.4

Net periodic benefit cost (benefit)	$(5.2)	$29.3	$24.1	$8.1	$26.5	$34.6

Other changes recognized in accumulated other comprehensive income
Net actuarial (gain) loss	$(81.1)	$20.1	$(61.0)	$24.2	$89.3	$113.5
Prior service cost (benefit)	4.0	0.3	4.3	(45.1)	(16.6)	(61.7)
Amortization of net loss	(2.8)	(7.2)	(10.0)	—	—	—
Amortization of prior service cost benefit	5.9	2.4	8.3	—	—	—

Total recognized in accumulated other comprehensive income	$(74.0)	$15.6	$(58.4)	$(20.9)	$72.7	$51.8

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(79.2)	$44.9	$(34.3)	$(12.8)	$99.2	$86.4

     In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,500 of their compensation to the plans in 2007. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced and the 401(k) matching contribution was increased. Employees who were age 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants”. In 2006, we matched the Grandfathered Choice Participant’s contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum of 6% of the participant’s compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $40.0 million, $36.4 million and $19.0 million in 2007, 2006 and 2005, respectively, to our qualified defined contribution plans.
     We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2007 and 2006, we matched the Grandfathered Choice Participant’s Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant’s compensation. We contributed $7.5 million, $8.0 million and $4.8 million in 2007, 2006 and 2005, respectively, to our nonqualified defined contribution plans.

51

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies
     We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.), the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.
     Several lawsuits have been filed against other insurance companies and insurance brokers alleging improper conduct relating to the payment and non-disclosure of contingent compensation and bid-rigging activity. Several of these suits were filed as purported class actions. Several state attorneys general and insurance regulators have initiated industry-wide inquiries or other actions relating to compensation arrangements between insurance brokers and insurance companies and other industry issues. Beginning in March of 2005, we received subpoenas and interrogatories from the offices of the Attorneys General of New York and Connecticut seeking information related to compensation agreements with brokers and agents and the sale of retirement products and services. In November 2007, we reached a settlement with the Attorney General of the State of Connecticut regarding a limited number of expense reimbursement arrangements made with a few brokers who sold single premium group annuity policies. The policies primarily funded terminating defined benefit plans. The settlement called for us to establish a fund in the amount of $4.4 million to be paid to plan sponsors who purchased single premium group annuity policies from brokers who received payments from us from 1998 through January 2006. We also agreed to pay a penalty of $0.6 million to the State of Connecticut. We expect no further action to be taken by the Attorneys General of Connecticut and New York relating to these issues.
     On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleges, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleges that these acts constitute prohibited transactions under ERISA. Plaintiff seeks to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. Plaintiff seeks declaratory, injunctive and monetary relief. We are aggressively defending the lawsuit.
     On August 28, 2007, two plaintiffs filed two putative class action lawsuits in the United States District Court for the Southern District of Iowa against PFG and Princor Financial Services Corporation (the “Principal Defendants”). One of the lawsuits alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k) plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Plaintiffs dismissed the second suit which was based upon the same facts and alleged violations of the Securities Exchange Act of 1934 and the Securities Act of 1933. The Principal Defendants have filed a Motion to Dismiss the remaining lawsuit.
     While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

52

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Guarantees and Indemnifications
     In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2007, was approximately $187.0 million; however, we believe the likelihood is remote that material payments will be required and therefore any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us, therefore, such guarantees would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such guarantees is not material.
     We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such indemnifications was determined to be insignificant.
Operating Leases
     As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2007, 2006 and 2005, respectively, was $50.7 million, $52.8 million and $57.0 million.
     At December 31, 2007, the future minimum lease payments are $180.3 million. The following represents payments due by period for operating lease obligations as of December 31, 2007 (in millions):

Year ending December 31:
2008	$46.8
2009	40.4
2010	32.8
2011	22.8
2012	12.7
2013 and thereafter	30.7

186.2
Less: Future sublease rental income on noncancelable leases	5.9

Total future minimum lease payments	$180.3

53

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Capital Leases
     As a lessee, we lease an aircraft under a capital lease. As of December 31, 2007 and 2006, respectively, the aircraft had a gross asset balance of $14.4 million and accumulated depreciation of $1.7 million and $1.1 million. Depreciation expense for each of the years ended December 31, 2007, 2006 and 2005 was $0.6 million.
     Beginning in 2007, we also lease hardware storage equipment under capital leases. As of December 31, 2007, these leases had a gross asset balance of $15.2 million and accumulation depreciation of $5.0 million. Depreciation expense for the year ended December 31, 2007, was $5.0 million.
     The following represents future minimum lease payments due by period for capital lease obligations as of December 31, 2007 (in millions).

Year ending December 31:
2008	$5.4
2009	3.8
2010	1.7
2011	0.4
2012	—
2013 and thereafter	—

Total	11.3
Less: Amounts representing interest	0.7

Net present value of minimum lease payments	$10.6

Securities Lending
     We participate in a securities lending program whereby certain fixed maturity securities from the investment portfolio are loaned to other institutions for a short period of time. We maintain ownership of the loaned securities. Both we and the borrower can request or return the loaned securities at any time. We require initial cash collateral equal to 102 percent of the market value of the loaned securities. The collateral is invested by the lending agent in accordance with our guidelines. Net returns on the investments, after payment of a rebate to the borrower, are shared between the agent and us. The transaction is accounted for as a secured borrowing and the collateral is recorded as an asset on our statement of financial position, with a corresponding liability reflecting our obligation to return the collateral upon the return of the loaned securities.
     As of December 31, 2007 and 2006, we had received $622.7 million and $672.1 million, respectively, of cash collateral on securities lending. The cash collateral is included in other assets with a corresponding liability recorded in other liabilities. As of December 31, 2007 and 2006, we had loaned securities with a fair value of $608.9 million and $655.3 million, respectively.
Securities Posted as Collateral
     We posted $807.7 million in securities under collateral agreements at December 31, 2007, to satisfy collateral requirements primarily associated with our derivatives credit support agreements and a reinsurance arrangement.
Letters of Credit
     We have entered into an agreement with a third party who issues standby letters of credit on behalf of a wholly-owned captive reinsurance subsidiary. The letters of credit are used to support a portion of the statutory reserves assumed by our captive reinsurance company. The letters of credit also allow us to take credit for ceded reserves on our statutory balance sheet. As of December 31, 2007, there was a total of $365.0 million in outstanding letters of credit.

54

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity
Accumulated Other Comprehensive Income
     Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.
     The components of accumulated other comprehensive income were as follows:

	Net unrealized	Net unrealized gains	Foreign		Accumulated
	gains on	(losses) on	currency	Minimum	other
	available-for-sale	derivative	translation	pension	comprehensive
	securities	instruments	adjustment	liability	income
	(in millions)
Balances at January 1, 2005	$1,316.7	$(0.8)	$(7.8)	$(5.3)	$1,302.8
Net change in unrealized gains on fixed maturities, available-for-sale	(902.3)	—	—	—	(902.3)
Net change in unrealized gains on equity securities, available-for-sale	5.8	—	—	—	5.8
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	5.3	—	—	—	5.3
Adjustments for assumed changes in amortization pattern	94.7	—	—	—	94.7
Net change in unrealized losses on derivative instruments	—	41.7	—	—	41.7
Net change in unrealized gains on policyholder dividend obligation	84.7	—	—	—	84.7
Change in net foreign currency translation adjustment	—	—	0.7	—	0.7
Change in minimum pension liability adjustment	—	—	—	(9.5)	(9.5)
Net change in provision for deferred income tax benefit (expense)	244.2	(16.5)	—	3.3	231.0

Balances at December 31, 2005	$849.1	$24.4	$(7.1)	$(11.5)	$854.9

55

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized		Foreign	Unrecognized		Accumulated
	gains on	Net unrealized	currency	post retirement	Minimum	other
	available for sale	gains on derivative	translation	benefit	pension	comprehensive
	securities	instruments	adjustment	obligations	liability	income
	(in millions)
Balances at January 1, 2006	$849.1	$24.4	$(7.1)	$—	$(11.5)	$854.9
Net change in unrealized gains on fixed maturities, available-for-sale	(454.2)	—	—	—	—	(454.2)
Net change in unrealized gains on equity securities, available-for-sale	(12.0)	—	—	—	—	(12.0)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	6.7	—	—	—	—	6.7
Adjustments for assumed changes in amortization pattern	8.1	—	—	—	—	8.1
Net change in unrealized gains on derivative instruments	—	0.3	—	—	—	0.3
Net change in unrealized gains on policyholder dividend obligation	33.7	—	—	—	—	33.7
Change in net foreign currency translation adjustment	—	—	1.6	—	—	1.6
Change in minimum pension liability	—	—	—	—	4.2	4.2
Transition adjustment related to post-retirement benefit obligations	—	—	—	22.3	13.4	35.7
Net change in provision for deferred income tax benefit (expense)	147.6	(0.1)	—	(7.8)	(6.1)	133.6

Balances at December 31, 2006	$579.0	$24.6	$(5.5)	$14.5	$—	$612.6

56

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	gains on	currency	post-retirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income
	(in millions)
Balances at January 1, 2007	$579.0	$24.6	$(5.5)	$14.5	$612.6
Net change in unrealized gains on fixed maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency translation adjustment	—	—	1.7	—	1.7
Change in unrecognized post-retirement benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0

Balances at December 31, 2007	$31.2	$21.6	$(2.5)	$67.2	$117.5

     The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Unrealized losses on available-for-sale securities arising during the year	$(550.8)	$(269.9)	$(442.4)
Adjustment for realized losses on available-for-sale securities included in net income	80.9	25.1	15.0

Unrealized losses on available-for-sale securities, as reported	$(469.9)	$(244.8)	$(427.4)

     The above table is presented net of income tax, derivatives in cash flow hedge relationships, PDO and related changes in the amortization patterns of DPAC, sales inducements and unearned revenue reserves.
Dividend Limitations
     Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2007 statutory results, we could pay approximately $686.5 million in stockholder dividends in 2008 without exceeding the statutory limitation.

57

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments
     The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.
     We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
     Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other corporate security fixed maturities where we do not receive a public quotation are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security. Private equity securities may also utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes.
     Fair values of commercial and residential mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.
     Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.
     Fair values of derivative instruments are determined using either pricing valuation models that utilize market data inputs or broker quotes. The valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities.
     The fair value of seed money investments classified as other investments is determined using the net asset value of the fund. The fair values for other assets classified as other investments, excluding derivative assets, seed money investments and equity investments in subsidiaries, and cash and cash equivalents in the accompanying consolidated statements of financial position approximate their carrying amounts.
     The fair value of our securities lending collateral and securities lending payable approximate their carrying value.
     Separate account assets include public equity, public and private debt securities, commercial mortgage loans and derivative instruments for which fair values are determined as previously described. Separate account assets also include real estate for which the fair value is estimated using valuation models.
     The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.
     Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

58

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments — (continued)
     The carrying amounts and estimated fair values of our financial instruments were as follows:

	December 31,
	2007		2006
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$44,236.7	$44,236.7	$42,168.8	$42,168.8
Fixed maturities, trading	302.1	302.1	197.9	197.9
Equity securities, available-for-sale	309.7	309.7	645.3	645.3
Equity securities, trading	223.9	223.9	148.2	148.2
Net derivative assets and liabilities (1)	478.7	478.7	427.6	427.6
Mortgage loans	12,101.0	12,809.3	11,141.9	11,644.7
Policy loans	853.7	940.3	850.7	930.7
Other investments	163.0	163.0	141.0	141.0
Cash and cash equivalents	1,447.3	1,447.3	1,898.7	1,898.7
Securities lending collateral	622.7	622.7	672.1	672.1
Separate account assets	75,743.3	75,743.3	69,451.7	69,451.7
Investment-type insurance contracts	(37,388.7)	(36,627.9)	(34,255.1)	(33,652.9)
Short-term debt	(344.5)	(344.5)	(412.2)	(412.2)
Long-term debt	(186.9)	(201.4)	(256.1)	(214.1)
Securities lending payable	(622.7)	(622.7)	(672.1)	(672.1)

(1)	The fair value of our derivative instruments classified as assets as of December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of our derivative instruments classified as liabilities as of December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.
18. Statutory Insurance Financial Information
     We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.
     Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, we meet the minimum RBC requirements.
     Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2007	2006	2005
	(in millions)
Statutory net income	$540.2	$684.9	$666.2
Statutory surplus	3,695.0	3,596.1	3,657.8

59

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information
     We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset Management and Life and Health Insurance. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.
     Prior to 2007, amounts now reported in the U.S. Asset Accumulation segment and the Global Asset Management segment were reported together in the U.S. Asset Management and Accumulation segment. This change was made due to continued growth in our Global Asset Management business and has no impact on our consolidated financial statements for any period presented. Our segment results for 2006 and 2005 have been restated to conform to the current segment presentation.
     The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.
     The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate and Other segment and third-party clients.
     The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.
     The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.
     Management uses segment operating earnings for goal setting, determining employee compensation and evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized/unrealized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments. Segment operating revenues exclude net realized/unrealized capital gains (except periodic settlements and accruals on non-hedge derivatives) and their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues and include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.
     The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate and Other segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate and Other segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

60

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2007	2006
	(in millions)
Assets:
U.S. Asset Accumulation	$125,369.3	$115,888.8
Global Asset Management	1,226.2	1,227.5
Life and Health Insurance	14,783.8	14,336.6
Corporate and Other	2,771.5	2,999.2

Total consolidated assets	$144,150.8	$134,452.1

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$4,617.1	$3,924.9	$3,640.2
Global Asset Management	559.1	485.4	414.4
Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total segment operating revenues	9,951.4	9,050.7	8,361.0
Add:
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Subtract:
Operating revenues from discontinued real estate investments	0.3	(3.1)	4.9

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

Operating earnings by segment, net of related income taxes:
U.S. Asset Accumulation	$605.5	$516.7	$448.2
Global Asset Management	103.7	100.1	71.8
Life and Health Insurance	223.3	285.3	277.4
Corporate and Other	45.1	26.6	10.6

Total segment operating earnings, net of related income taxes	977.6	928.7	808.0
Net realized/unrealized capital gains (losses), as adjusted (1)	(245.4)	7.7	(26.8)
Other after-tax adjustments (2)	8.9	41.2	50.9

Net income per consolidated statements of operations	$741.1	$977.6	$832.1

61

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)

(1)	Net realized/unrealized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net realized/unrealized capital gains (losses):
Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)
Periodic settlements and accruals on non-hedge derivatives (3)	(18.8)	—	—
Certain market value adjustments to fee revenues	(4.0)	(1.3)	(12.1)
Recognition of front-end fee revenues	8.7	0.8	1.0

Net realized/unrealized capital gains (losses), net of related revenue adjustments	(362.5)	29.9	(28.6)
Amortization of deferred policy acquisition and sales inducement costs related to net realized capital gains (losses)	10.4	5.4	(0.7)
Capital gains distributed	(10.9)	(11.8)	(5.7)
Minority interest capital gains	(11.4)	(7.5)	(2.4)

Net realized/unrealized capital gains (losses), including recognition of front-end fee revenues and certain market value adjustments to fee revenues, net of related amortization of deferred policy acquisition costs and sales inducement costs, capital gains distributed and minority interest capital gains	(374.4)	16.0	(37.4)
Income tax effect	129.0	(8.3)	10.6

Net realized/unrealized capital gains (losses), as adjusted	$(245.4)	$7.7	$(26.8)

(2)	In 2007, other after-tax adjustments of $8.9 million included (1) the positive effect of gain on sales of real estate properties that qualify for discontinued operations treatment ($20.0 million) and (2) the negative effect of tax refinements related to prior years ($11.1 million).

In 2006, other after-tax adjustments of $41.2 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million) and (b) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).

In 2005, other after-tax adjustments of $50.9 million included (1) the positive effect of: (a) a decrease in income tax reserves established for IRS tax matters ($33.8 million) and (b) gains on sales of real estate properties that qualify for discontinued operations treatment ($22.3 million) and (2) the negative effect from a change in the estimated gain on disposal of Principal Residential Mortgage, Inc. ($5.2 million).

(3)	The amounts in periods prior to 2007 were not material.

62

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Income tax expense by segment:
U.S. Asset Accumulation	$137.7	$115.2	$112.9
Global Asset Management	55.9	54.3	38.7
Life and Health Insurance	107.6	144.1	139.9
Corporate and Other	20.3	10.9	10.4

Total segment income taxes from operating earnings	321.5	324.5	301.9
Add:
Tax expense (benefits) related to net realized/unrealized capital gains (losses), as adjusted	(129.0)	8.3	(10.6)
Tax expense (benefits) related to other after-tax adjustments	8.8	(13.9)	(3.5)
Subtract:
Income tax expense (benefit) from discontinued real estate	0.1	(1.1)	1.8

Total income tax expense per consolidated statements of operations	$201.2	$320.0	$286.0

     The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$1,591.4	$1,382.7	$1,267.4
Individual annuities	799.8	582.8	471.6
Bank and trust services	66.8	53.0	38.8
Eliminations	(6.6)	(5.1)	(3.4)

Total Accumulation	2,451.4	2,013.4	1,774.4
Investment only	1,179.2	1,080.7	1,002.3
Full-service payout	986.5	830.8	863.5

Total Guaranteed	2,165.7	1,911.5	1,865.8

Total U.S. Asset Accumulation	4,617.1	3,924.9	3,640.2
Global Asset Management (1)	559.1	485.4	414.4
Life and Health Insurance:
Individual life insurance	1,370.1	1,344.7	1,361.7
Health insurance	2,001.7	2,063.8	1,879.7
Specialty benefits insurance	1,470.7	1,316.0	1,131.5
Eliminations	(2.1)	(1.9)	—

Total Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total operating revenues	$9,951.4	$9,050.7	$8,361.0

Total operating revenues	$9,951.4	$9,050.7	$8,361.0
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Operating revenues from discontinued real estate investments	(0.3)	3.1	(4.9)

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

(1)	Reflects inter-segment revenues of $171.4 million, $152.3 million and $131.3 million in 2007, 2006 and 2005, respectively. These revenues are eliminated within the Corporate and Other segment.

63

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans
     The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries’ employees. As of December 31, 2007, our ultimate parent, PFG has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units, or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock, or performance units.
     For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Compensation cost	$53.0	$58.0	$47.4
Related income tax benefit	17.6	19.0	15.5
Capitalized as part of an asset	4.0	3.4	1.6
Nonqualified Stock Options
     Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.
     The total intrinsic value of stock options exercised was $42.3 million, $38.4 million and $27.8 million during 2007, 2006 and 2005, respectively.
     The weighted-average remaining contractual lives for stock options exercisable is approximately 6 years as of December 31, 2007.
     The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2007	2006	2005
Expected volatility	23.6%	16.2%	19.1%

Expected term (in years)	6	6	6

Risk-free interest rate	4.6%	4.6%	4.1%

Dividend yield	1.28%	1.32%	1.41%

Weighted average estimated fair value	$17.98	$11.41	$9.18

     We previously determined expected volatility for stock options granted based on, among other factors, historical volatility using monthly price observations. Beginning with stock options granted in 2007, we determine expected volatility based on, among other factors, historical volatility of PFG’s common stock using daily price observations. We believe that daily price observations provide a better estimate of expected fluctuations in PFG’s common stock price over the expected term of stock options granted. The expected term represents the period of time that options granted are expected to be outstanding and is estimated based on the simplified method as described by the SEC. We do not believe we have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time PFG’s common stock has been publicly traded. We expect to use historical exercise and employee termination data to develop our expected term as soon as sufficient data becomes available. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG’s common shares on the grant date.

64

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
     As of December 31, 2007, there were $12.9 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.9 years.
Performance Share Awards
     Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of an approved retirement) and PFG performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.
     The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2007 and 2006 were $62.73 and $49.40, respectively.
     As of December 31, 2007, there were $13.4 million of total unrecognized compensation costs related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.
     Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested and the actual tax benefits realized for tax deductions for performance share award payouts were $0.0 million in 2007 and 2006.
Restricted Stock Units
     Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.
     Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have a graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.
     The total intrinsic value of restricted stock units vested was $21.7 million, $15.0 million and $1.0 million during 2007, 2006 and 2005, respectively.
     The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2007, 2006 and 2005 was $61.28, $50.08 and $39.51, respectively.
     As of December 31, 2007, there were $12.4 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 2.0 years.
Employee Stock Purchase Plan
     Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares’ fair market value as of the beginning or end of the quarter, whichever is lower.
     We recognize compensation expense for the fair value of the discount granted to employees participating in the Employee Stock Purchase Plan in the quarter of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $10.47, $10.34 and $7.97 during 2007, 2006 and 2005, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.9 million, $6.2 million and $5.4 million during 2007, 2006 and 2005, respectively.

65

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
Long-Term Performance Plan
     PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan and any future awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2007, 2006 or 2005. There is no maximum contractual term on these awards.
     The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

Long-Term Performance Plan	For the year ended December 31,
	2007	2006
Expected volatility	25.0%	11.2%

Expected term (in years)	2	2

Risk-free interest rate	3.2%	4.8%

Dividend yield	—%	—%

     The amount of cash used to settle Long-Term Performance Plan units granted was $2.9 million and $10.2 million for 2007 and 2006, respectively. The total intrinsic value of Long-Term Performance Plan units settled was $3.0 million, $10.4 million and $6.1 million during 2007, 2006 and 2005, respectively.
21. Quarterly Results of Operations (Unaudited)
     The following is a summary of unaudited quarterly results of operations for 2007 and 2006:

	For the three months ended
	December 31	September 30	June 30	March 31
	(in millions)
2007
Total revenues	$2,165.6	$2,494.8	$2,528.1	$2,400.1
Total expenses	2,229.8	2,215.8	2,140.4	2,080.5
Income (loss) from continuing operations, net of related income taxes	(0.4)	193.9	286.0	241.4
Income (loss) from discontinued operations, net of related income taxes	20.6	(0.2)	(0.2)	—
Net income	20.2	193.7	285.8	241.4
2006
Total revenues	$2,369.9	$2,231.7	$2,258.1	$2,224.0
Total expenses	2,057.3	1,917.7	1,974.0	1,866.0
Income from continuing operations, net of related income taxes	232.5	231.9	209.0	275.3
Income (loss) from discontinued operations, net of related income taxes	30.0	(0.8)	(0.3)	—
Net income	262.5	231.1	208.7	275.3

66